                          POTOMAC GURNEE FINANCE CORP.

                                    Depositor


                            AMRESCO MANAGEMENT, INC.

                                    Servicer


                               ABN AMRO BANK N.V.

                                  Fiscal Agent


                                       and


                              LASALLE NATIONAL BANK

                                     Trustee


                          TRUST AND SERVICING AGREEMENT

                          Dated as of December 1, 1996


                 Commercial Mortgage Pass-Through Certificates

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                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01.  Definitions.................................................  1
Section 1.02.  Calculations................................................ 30
Section 1.03.  Interpretation.............................................. 31

                                   ARTICLE TWO

                           DECLARATION OF TRUST FUND;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Creation and Declaration of Trust Fund;
                  Conveyance of Mortgage Loan......................... 32
Section 2.02.  Acceptance by Trustee....................................... 36
Section 2.03.  Representations and Warranties of the
                  Servicer and the Depositor............................... 38

                                  ARTICLE THREE

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOAN

Section 3.01.  Servicer to Act as Servicer................................. 44
Section 3.02.  Sub-Servicing Agreements.................................... 45
Section 3.03.  Collection of Certain Mortgage Loan
                  Payments................................................. 46
Section 3.04.  Establishment of the Central Account,
                  the Servicer Collection Account,
                  the Certificate Account, the Rent Accounts
                  and the Default Interest Account......................... 47
Section 3.05.  Collection of Impositions, etc.;
                  Escrow Account........................................... 54
Section 3.06.  Maintenance of Insurance and Errors
                  and Omissions and Fidelity Coverage...................... 55
Section 3.07.  "Due-on-Sale" Clauses; Assumption


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                                                                          PAGE
                                                                          ----

                  Agreements............................................... 57
Section 3.08.  Realization Upon Mortgaged Properties....................... 58
Section 3.09.  Trustee to Cooperate; Release of Items
                  in Mortgage File.................................... 61
Section 3.10.  Title and Management of Foreclosed Property................. 61
Section 3.11.  Sale of Foreclosed Properties............................... 63
Section 3.12.  Servicing Compensation...................................... 64
Section 3.13.  Reports to the Trustee; Central
                  Account Statements....................................... 65
Section 3.14.  Annual Statement as to Compliance........................... 67
Section 3.15.  Annual Independent Public Accountants'
                  Servicing Report......................................... 67
Section 3.16.  Access to Certain Documentation Regarding
                  the Mortgage Loan................................... 68
Section 3.17.  Inspections................................................. 68
Section 3.18.  Advances.................................................... 68
Section 3.19.  Reports of Foreclosures of Mortgaged
                  Property................................................. 72
Section 3.20.  Realization on Collateral Security
                  Instruments.............................................. 72
Section 3.21.  Preparation of Tax Returns and
                  Other Reports............................................ 73
Section 3.22.  Administration of the Mortgage Loan.................... 74
Section 3.23.  [Intentionally left blank].................................. 74
Section 3.24.  Appointment of Special Servicer............................. 74
Section 3.25.  Advance Procedures.......................................... 75

                                  ARTICLE FOUR

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Distributions............................................... 77
Section 4.02.  Statements to Certificateholders............................ 81
Section 4.03.  Reports by each Mortgagors.................................. 84

                                  ARTICLE FIVE


                                       ii

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                                                                          PAGE
                                                                          ----

                                THE CERTIFICATES

Section 5.01.  The Certificates............................................ 85
Section 5.02.  Registration of Transfer and Exchange
                  of Certificates.......................................... 88
Section 5.03.  Mutilated, Destroyed, Lost or Stolen
                  Certificates............................................. 93
Section 5.04.  Persons Deemed Owners....................................... 93
Section 5.05.  Maintenance of Office or Agency............................. 93
Section 5.06.  Appointment of Paying Agent................................. 94
Section 5.07.  Definitive Certificates..................................... 94
Section 5.08.  Access to List of Certificateholders'
                  Names and Addresses...................................... 95
Section 5.09.  Notices to Depository....................................... 96
Section 5.10.  Certificates Owned by the Mortgagors
                  and Depositor Deemed Not Outstanding..................... 96

                                   ARTICLE SIX

                         THE DEPOSITOR AND THE SERVICER

Section 6.01.  Liabilities of the Depositor and
                  the Servicer............................................. 97
Section 6.02.  Merger or Consolidation of the
                  Depositor or the Servicer................................ 97
Section 6.03.  Limitation on Liability of the Depositor,
                  the Servicer and Others.................................. 97
Section 6.04.  Servicer Not to Resign......................................100
Section 6.05.  Rights of the Depositor in Respect of
                  the Servicer.............................................100

                                  ARTICLE SEVEN

                                     DEFAULT


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                                                                          PAGE
                                                                          ----

Section 7.01.  Events of Default...........................................102
Section 7.02.     Remedies of Trustee......................................105
Section 7.03.     Directions by Certificateholders and
                  Duties of Trustee During Event of Default................106
Section 7.04.     Trustee to Act; Appointment of Successor.................106
Section 7.05.     Notification to Certificateholders.......................108
Section 7.06.     Waiver of Past Events of Default.........................108
Section 7.07.  Action upon Certain Failures of the
                  Servicer and upon the Occurrence of
                  an Event of Default......................................108
Section 7.08.     Limitations on Suits by Certificateholders...............109
Section 7.09.     Unconditional Right of Certificateholders
                  to Receive Distributions and to Institute
                  Certain Suits............................................109

                                  ARTICLE EIGHT

                    CONCERNING THE TRUSTEE AND FISCAL AGENT

Section 8.01.  Duties of Trustee...........................................111
Section 8.02.  Certain Matters Affecting Trustee and
                  Fiscal Agent.............................................113
Section 8.03.  Trustee and Fiscal Agent Not Liable for
                  Certificates or the Mortgage Loan...................116
Section 8.04.  Trustee or Fiscal Agent May Own
                  Certificates.............................................118
Section 8.05.  Trustee's Fees and Expenses.................................118
Section 8.06.  Eligibility Requirements for Trustee
                  and Successor Fiscal Agent...............................119
Section 8.07.  Resignation and Removal of Trustee
                  and Fiscal Agent.........................................119
Section 8.08.  Successor Trustee and Fiscal Agent..........................121
Section 8.09.  Merger or Consolidation of Trustee and
                  of Fiscal Agent..........................................122
Section 8.10.  Appointment of Co-Trustee or Separate
                  Trustee; Appointment of Fiscal Agent.....................122
Section 8.11.  Appointment of Authenticating Agent.........................124


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                                                                          PAGE
                                                                          ----

Section 8.12.  Fiscal Agent Appointed; Concerning
                  the Fiscal Agent.........................................125

                                  ARTICLE NINE

                                   TERMINATION

Section 9.01.  Termination.................................................127
Section 9.02.  Additional Termination Requirements.........................128
Section 9.03.  Trusts Irrevocable..........................................129

                                   ARTICLE TEN

                              REMIC ADMINISTRATION

Section 10.01.  REMIC Administration.......................................130
Section 10.02.  Foreclosed Property........................................133
Section 10.03.  Modifications of Mortgage Loan........................135
Section 10.04.  Prohibited Transactions and Activities.....................136
Section 10.05.  Indemnification with Respect to Certain
                   Taxes and Loss of REMIC Status..........................136
Section 10.06.  Grantor Trust Reporting....................................137

                                 ARTICLE ELEVEN

                            MISCELLANEOUS PROVISIONS

Section 11.01.  Amendment..................................................138
Section 11.02.  Recordation of Agreement...................................139
Section 11.03.     Governing Law...........................................140
Section 11.04.     Notices.................................................140
Section 11.05.  Notices to the Rating Agency...............................140
Section 11.06.  Streit Act.................................................141
Section 11.07.  Severability of Provisions.................................142
Section 11.08.  Limitation on Rights of Certificateholders.................142


                                        v

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                                                                          PAGE
                                                                          ----

Section 11.09.  Certificates Nonassessable and Fully Paid..................143
Section 11.10.  Reproduction of Documents..................................143
Section 11.11.  No Partnership.............................................143
Section 11.12.  Actions of Certificateholders..............................143
Section 11.13.  Successors and Assigns.....................................144
Section 11.14.  Officer's Certificates and Opinions
                     of Counsel; Statements to Be Contained
                   Therein.................................................144
Section 11.15.  Counterparts...............................................145
Section 11.16.  Rule 144A Information......................................145


                                       vi

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                                                                          PAGE
                                                                          ----

                                    EXHIBITS

Exhibit A         -     Form of Class A Certificate
Exhibit B         -     Form of Class B Certificate
Exhibit C         -     Form of Class C Certificate
Exhibit D         -     Form of Class D Certificate
Exhibit E         -     Form of Class R Certificate
Exhibit F         -     Form of Representation Letter
Exhibit G         -     Form of Class R Affidavit
Exhibit H         -     Form of Class R Transferee's Letter
Exhibit I         -     Form of Trust Receipt
Exhibit J         -     [Intentionally left blank]
Exhibit K         -     Servicer's Report to the Trustee
Exhibit L         -     Schedule of Required Insurance Policies

            THIS TRUST AND SERVICING AGREEMENT (the "Agreement"), dated as of December 1, 1996, among Potomac Gurnee Finance Corp., in its capacity as depositor of the Mortgage Loan (the "Depositor"), AMRESCO Management,
Inc., as servicer (the "Servicer"), LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"),

                              W I T N E S S E T H:

            In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

            Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings, and such meanings shall be equally applicable to the singular and plural forms of such terms, as the context may require. Capitalized terms used but not defined herein shall have the meanings assigned such terms in the applicable Mortgage:

            A Component: With respect to the Mortgage Note, that portion of the principal balance thereof corresponding to the Certificate Principal Balance of the Class A Certificates. The portion of the Closing Date Mortgage Loan Principal Balance allocable to the A Component is $212,000,000.

            Accepted Servicing Practices: As defined in Section 3.01.

            Acquisition Date: The date upon which, under the Code (and in particular the REMIC Provisions and Section 856(e) of the Code) the Trust REMIC is deemed to have acquired a Mortgaged Property.

            Additional Interest: As to any Class of Certificates and any Distribution Date after the month in which the Balloon

Anticipated Repayment Date falls, interest accrued at a rate of 2% (200 basis points) per annum on the Certificate Principal Balance of such Class during the Interest Accrual Period related to such Distribution Date, which interest shall be in addition to, and shall not include, any interest calculable at the related Certificate Interest Rate or any Default Rate Interest.

            Additional Interest Shortfall: On any Distribution Date with respect to any Class of Regular Certificates, the amount, if any, by which the amount of Additional Interest accruing on the Certificate Principal Balance of such Class during the related Interest Accrual Period exceeds the amount distributed on such Class in respect of such Additional Interest on such Distribution Date.

            Adjusted Certificate Rate: As to any Class of Certificates, the per annum rate equal to the sum of the related Certificate Interest Rate and 2% (200 basis points) per annum.

            Adjusted Component Rate: As to any Component, the per annum rate equal to the sum of the related Component Rate and 2% (200 basis points) per annum.

            Adjusted NOI: As "Net Operating Income" is defined in each
Mortgage.

            Advance: A P&I Advance or a Carrying Costs Advance, as applicable.

            Advance Rate: A per annum rate equal to the sum of (i) the rate of interest reported as the prime rate in the Money Rates section of The Wall Street Journal and (ii) 1% (100 basis points) per annum.

            Affiliate: With respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, relation to individuals or otherwise, and the terms

"controlling" and "controlled" have meanings correlative to the foregoing.

            Aggregate Certificate Principal Balance: The aggregate of the Certificate Principal Balances at any time of determination.

            Agreement: This Trust and Servicing Agreement and all amendments and supplements hereto.

            Allocated Loan Amount: As defined in each Mortgage.

            ALTA: American Land Title Association, or any successor thereto.

            Applicable State Law: For purposes of Article Ten and Section 3.21,
(a) the law of the State of New York, (b) the law of the State of Illinois, (c) the tax law of the Commonwealth of Virginia and (d) any other state law whose applicability shall have been brought to the attention of the Trustee by either
(i) an opinion of counsel delivered to it, or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

            Appraisal Reduction Amount: With respect to P&I Advance Appraisals performed with respect to both Mortgaged Properties pursuant to Section 3.18, the amount, if any, by which (a) the sum, as of the Distribution Date immediately succeeding the date of determination referred to in the fifth sentence of Section 3.18(f), of (i) the Aggregate Certificate Principal Balance prior to any distributions made on such Distribution Date, (ii) the aggregate of the Unpaid Interest Shortfall Amounts for all Classes of Regular Certificates,
(iii) all accrued fees then owed and unpaid to the Servicer, the Trustee, the Fiscal Agent and the Special Servicer, and any additional unpaid Trust Fund expenses in respect of the Mortgage Loan, (iv) all unreimbursed Advances (together with interest thereon at the Advance Rate) made by or on behalf of the Servicer, the Fiscal Agent or the Trustee and (v) all currently due and unpaid real estate taxes and assessments and insurance premiums in respect of the Mortgaged Properties exceeds (b) an amount equal to 90% of the appraised value (net of any prior liens) of both Mortgaged Properties as determined by such P&I Advance Appraisals.

            Appraiser: An Independent nationally recognized MAI appraisal firm reasonably acceptable to the Servicer, with at least ten years' experience in providing appraisals for super-regional mall properties.

            Assignment of Collateral Security Instruments: With respect to the Mortgage Loan, an instrument or instruments duly executed and in a form suitable for recordation or filing, assigning to the Trustee any Collateral Security Instruments securing the Mortgage Note, legally sufficient under the law of the jurisdiction governing the valid perfection of security interests in the rights and property that are the subject of such Collateral Security Instruments to vest in the Trustee a valid perfected first priority security interest in such rights and property subject to such Collateral Security Instruments.

            Assignment of Gurnee Mortgage: The Assignment of Mortgage dated the Closing Date from the Depositor to the Trustee pursuant to which the Depositor assigns its right, title and interest in the Gurnee Mills Mortgage to the Trustee.

            Assignment of Leases and Rents and Security Deposits: With respect to each of the Mortgages, the Assignment of Leases and Rents and Security Deposits dated as of the Closing Date from the related Mortgagor, as assignor, to CS First Boston Mortgage Capital Corp., as assignee, with respect to the related Mortgaged Property assigning to CS First Boston Mortgage Capital Corp. such Mortgagor's interest in the Leases and the Rents (each as defined in the related Mortgage) and other amounts payable thereunder as additional security for the payment of the Mortgage Loan as the same may be supplemented, modified or extended.

            Assignment of Potomac Mortgage: The Assignment of Deed of Trust dated the Closing Date from the Depositor to the Trustee pursuant to which the Depositor assigns its right, title and interest in the Potomac Mills Mortgage to the Trustee.

            Authenticating Agent: Any authenticating agent appointed pursuant to Section 8.11.

            Available Distribution Amount: As to any Distribution Date, the sum of (i) the amount received as payments on the Mortgage Note on the related Payment Date (other than any Default Rate Interest), (ii) net collections from any foreclosed Mortgaged Property and net liquidation proceeds from any liquidated Mortgaged Property, in each case received by the Servicer on or prior to such Payment Date and (iii) any P&I Advance made by the Servicer, the Trustee or the Fiscal Agent with respect to such Distribution Date, less funds described in (i), (ii) and (iii) used to (A) reimburse Advances, plus interest thereon, and (B) pay fees and other amounts due or reimbursable from such funds, to the Servicer, the Trustee, the Fiscal Agent, the Special Servicer and any other Person (as applicable) specified in this Agreement.

            B Component: With respect to the Mortgage Note, that portion of the principal balance thereof corresponding to the Certificate Principal Balance of the Class B Certificates. The portion of the Closing Date Deed of Trust Loan Principal Balance allocable to the B Component is $27,000,000.

            Balloon Anticipated Repayment Date: December 18, 2003.

            Basic Carrying Costs: With respect to each Mortgage, the sum of the following costs associated with the related Mortgaged Property (computed on a monthly basis): (i) all Impositions (excluding those Impositions that may be assessed or imposed on or constitute a lien upon a Mortgagor only, as opposed to any Mortgaged Property or any part thereof or interest therein),
(ii) insurance premiums for Required Insurance Policies, (iii) all costs and expenses identified as costs or expenses of the Trust Fund under the terms of this Agreement and all other costs and expenses reimbursable to the Trustee, the Fiscal Agent, the Servicer and any Special Servicer pursuant to this Agreement and (iv) the costs and expenses of the Servicer (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with a release of either or both Mortgaged Properties from the lien of the related Mortgage. In no event shall Basic Carrying Costs include the Servicing Fee, the Special Servicing Fee, the Liquidation Fee, the Modification Fee or the Trustee Fee.

            Basic Carrying Costs Sub-Account: That certain Sub- Account established and maintained as a separate Eligible Account and a part of the Central Account pursuant to each Mortgage for the purposes described therein.

            Beneficial Owner: With respect to any Book-Entry Certificate, the Person who is the beneficial owner thereof as reflected on the books of the Depository, or on the books of a Person maintaining an account with the Depository (directly or as an indirect participant, in accordance with the rules of the Depository), as the case may be.

            Book-Entry Certificate: Any of the Regular Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Depository, as described in Section 5.01.

            Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which federally insured depository institutions in the states of New York, Virginia, Georgia or Illinois or the state in which the Corporate Trust Office is located are authorized or obligated by law, governmental decree or executive order to be closed.

            C Component: With respect to the Mortgage Note, that portion of the principal balance thereof corresponding to the Certificate Principal Balance of the Class C Certificates. The portion of the Closing Date Deed of Trust Loan Principal Balance allocable to the C Component is $15,000,000.

            Carrying Costs Advance: As to any Distribution Date, all customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Servicer during the related Interest Accrual Period in the performance of its servicing obligations, including, but not limited to, the costs and expenses incurred in connection with (i) the preservation, restoration and protection of any Mortgaged Property, (ii) the payment of Basic Carrying Costs if unpaid by the Mortgagors and any other amounts necessary to preserve the priority of the liens created by the Mortgages
(iii) any enforcement or judicial proceedings, including foreclosures and including, but not limited to the court costs, attorneys' fees and expenses, costs for third-party experts, including environmental and engineering consultants and (iv) the management and liquidation of a Mortgaged Property if such Mortgaged Property is acquired by the Trustee, or the Servicer in the name of the Trustee, in full or partial satisfaction of the Mortgage Loan. In no event shall the term Carrying Costs Advance include (a) any loss due to an Uninsured Cause, (b) any amounts required to cure a failure of a Mortgaged Property to comply with any applicable environmental law, or to investigate, test, monitor, contain, clean up or remedy an environmental condition present at a Mortgaged Property or (c) any amounts to pay the cost of capital improvements to a Mortgaged Property other than those to preserve, restore and protect such Mortgaged Property.

            Central Account: The separate Eligible Account established and maintained by the Servicer at the Mortgagors' expense pursuant to Section 3.04(a), entitled "Central Account -AMRESCO Management, Inc., as Servicer, in trust for Potomac Mills-Phase III (MLP) Limited Partnership, Washington Outlet Mall (MLP) Limited Partnership and Gurnee Mills (MLP) Limited Partnership, as pledgors to LaSalle National Bank, as Trustee for the benefit of the holders of Potomac Gurnee Finance Corp. Commercial Mortgage Pass-Through Certificates" pursuant to the Mortgages. The Central Account (including all Sub-Accounts therein) shall, for federal income tax purposes, be beneficially owned by the Mortgagors, which shall be taxed on all reinvestment income and gain thereon. The Central Account shall not be an asset of the Trust Fund or the Trust REMIC, but the Trust Fund shall have a security interest in funds from time to time on deposit therein.

            CERCLA: The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

            Certificate: Any one of the Class A Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates or the Class R Certificates.

            Certificate Account: The separate Eligible Account established and maintained by the Trustee, pursuant to Section 3.04(c), which account shall be entitled "Certificate Account -LaSalle National Bank, as Trustee for the benefit of the holders of Potomac Gurnee Finance Corp. Commercial Mortgage Pass-Through Certificates." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement. The Certificate Account shall be an asset of the Trust Fund and the Trust REMIC.

            Certificate Interest Rate: The Class A Certificate Interest Rate, the Class B Certificate Interest Rate, the Class C Certificate Interest Rate or the Class D Certificate Interest Rate, as the case may be, each of which shall be calculated on the basis of a 360-day year of twelve 30-day months.

            Certificate Interest Shortfall: As to any Distribution Date and any Class of Regular Certificates, the amount, if any, by which the amount of interest accrued on the Certificate Principal Balance of such Class during the related Interest Accrual Period at the Certificate Interest Rate for such Class exceeds the amount distributed on such Class in respect of such interest on such Distribution Date. The term "Certificate Interest Shortfall" will not include any unpaid Default Rate Interest or Additional Interest.

            Certificate Principal Balance: As of any date of determination, the Class A Certificate Principal Balance, the Class B Certificate Principal Balance, the Class C Certificate Principal Balance or the Class D Certificate Principal Balance, as the case may be.

            Certificate Register and Certificate Registrar: The register maintained pursuant to and the registrar provided for in Section 5.02.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of taking any action under Article Eight or giving any consent, waiver, request or demand pursuant to this Agreement, (i) any Certificate registered in the name of the Depositor, the Manager or the Mortgagors, or any of their respective Affiliates, shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to take any such action or effect any such consent, waiver, request or demand has been obtained and (ii) any Certificate registered in the name of the Servicer or registered in the name of any Person known to a Responsible Officer to be a Sub-Servicer, or any of their respective Affiliates shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to take any such action or effect any such consent, waiver, request or demand has been obtained, if such action, consent, waiver, request or demand concerns matters hereunder affecting the interests of the Servicer in such capacity. The Trustee and the Certificate Registrar may obtain and conclusively rely upon a certificate of the Depositor, the Manager, the Servicer, the Mortgagors or any Sub-Servicer to determine whether a Certificate is registered in the name of an Affiliate of any of them.

            Class: Each group of Certificates whose form is identical except for variations in Percentage Interest and registration, such groups being denominated as Class A, Class B, Class C, Class D and Class R.

            Class A Certificate: Any one of the Certificates executed and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit A hereto.

            Class A Certificate Interest Rate: A rate of 6.8870% per annum.

            Class A Certificate Principal Balance: As of any date of determination, the Original Class A Certificate Principal Balance less the sum of all amounts distributed to Holders of Class A Certificates on previous Distribution Dates and allocable to principal.

            Class A Percentage: With respect to any Distribution Date, a fraction, the numerator of which is the Class A Certificate Principal Balance on the day preceding such Distribution Date and the denominator of which is the Aggregate Certificate Principal Balance on such date.

            Class B Certificate: Any one of the Certificates executed and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit B hereto.

            Class B Certificate Interest Rate: A rate of 7.0030% per annum.

            Class B Certificate Principal Balance: As of any date of determination, the Original Class B Certificate Principal Balance less all amounts distributed to Holders of Class B Certificates on previous Distribution Dates and allocable to principal.

            Class B Percentage: With respect to any Distribution Date, a fraction, the numerator of which is the Class B Certificate Principal Balance on the day preceding such Distribution Date and the denominator of which is the Aggregate Certificate Principal Balance on such date.

            Class C Certificate: Any one of the Certificates executed and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit C hereto.

            Class C Certificate Interest Rate: A rate of 7.2170% per annum.

            Class C Certificate Principal Balance: As of any date of determination, the Original Class C Certificate Principal Balance less the sum of all amounts distributed to Holders of Class C Certificates on previous Distribution Dates and allocable to principal.

            Class C Percentage: With respect to any Distribution Date, a fraction, the numerator of which is the Class C Certificate Principal Balance on the day preceding such Distribution Date and the denominator of which is the Aggregate Certificate Principal Balance on such date.

            Class D Certificate: Any one of the Certificates executed and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit D hereto.

            Class D Certificate Interest Rate: A rate of 7.6830% per annum.

            Class D Certificate Principal Balance: As of any date of determination, the Original Class D Certificate Principal Balance less all amounts distributed to Holders of Class D Certificates on previous Distribution Dates and allocable to principal.

            Class D Percentage: With respect to any Distribution Date, a fraction, the numerator of which is the Class D Certificate Principal Balance on the day preceding such Distribution Date and the denominator of which is the Aggregate Certificate Principal Balance on such date.

            Class R Certificate: Any one of the Certificates executed and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit E hereto. The Class R Certificates have no Certificate Interest Rate or principal balance. For purposes of this Agreement, each beneficial owner of a Percentage Interest in a Class R Certificate registered in accordance with Section 5.02 shall be deemed to hold (and shall be entitled to receive upon request) a separate Class R Certificate as the owner of a specified Percentage Interest therein.

            Closing Date:  December 17, 1996.

            Closing Date Fractional Interest: As to each Class of Regular Certificates, a fraction whose numerator is the Certificate Principal Balance of such Class as of the Closing Date and whose denominator is the aggregate Certificate Principal Balance of all Classes of Regular Certificates as of the Closing Date.

            Closing Date Mortgage Loan Principal Balance: The original principal balance of the Mortgage Loan on the Closing Date, which is $284,000,000.

            Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form and proposed regulations thereunder, to the extent that, by reason of their proposed effective date, such proposed regulations would apply to the Trust Fund.

            Collateral Security Instruments: Any right, document or instrument, other than the Mortgages, given as security for the Mortgage
Note (including, without limitation, the Mortgage Assignments, the Assignments of Leases and Rents and Security Deposits, each other Loan Document (other than the Mortgages) and UCC-1 and UCC-3 financing statements or equivalent documents with evidence of their filing and the Assignments of Leases and Rents and Security Deposits or equivalent document), together with any rider, addendum or amendment thereto, as amended from time to time.

            Component: That portion of the principal balance of the Deed of Trust Note corresponding to the Certificate Principal Balance of a particular Class of Regular Certificates. The Components corresponding to the Certificate Principal Balance of each of the Class A, Class B, Class C and Class D Certificates are sometimes referred to herein as the A Component, the B Component, the C Component and the D Component, respectively. As used in the plural, the A Component, the B Component, the C Component and the D Component, collectively.

            Component Rate: As to any Component, the initial per annum rate at which interest accrues on such Component without giving effect to any increase that reflects Default Rate Interest or Additional Interest accruing thereon, as specified in the Mortgage Note.

            Condemnation Proceeds: As to any Mortgaged Property, all of the proceeds in respect of any Taking or purchase in lieu thereof.

            Control Person: With respect to any Person, any other Person that controls such Person within the meaning of the Securities Act or the Exchange Act.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this instrument is located at LaSalle National Bank, 135 South LaSalle Street, Chicago, Suite 1740, Illinois 60674-4107 Attention: Asset Backed Securities Trust Services Group-Potomac Gurnee Certificates.

            CS First Boston: CS First Boston Corporation, or its successor in interest.

            Curtailment Reserve Sub-Account: That certain SubAccount established and maintained as a separate Eligible Account and a part of the Central Account pursuant to each Mortgage for the purpose of holding certain payments of principal on the Mortgage Loan.

            D Component: With respect to the Mortgage Note, that portion of the principal balance thereof corresponding to the Certificate Principal Balance of the Class D Certificates. The portion of the Closing Date Deed of Trust Loan Principal Balance allocable to the D Component is $30,000,000.

            Debt Service Coverage: As defined in each Mortgage.

            Debt Service Payment Sub-Account: That certain Sub- Account established and maintained as a separate Eligible Account and a part of the Central Account pursuant to each Mortgage for the purpose of holding payments of debt service on the Mortgage Loan.

            Default Interest Account: The separate Eligible Account established and maintained by the Trustee, pursuant to Section 3.04(d), which account shall be entitled "Default Interest Account -- LaSalle National Bank, as Trustee for the benefit of the holders of Potomac Gurnee Finance Corp. Commercial Mortgage Pass-Through Certificates." Funds in the Default
Interest Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement. The Default Interest Account shall be an asset of the Trust Fund, but shall not be an asset of the Trust REMIC.

            Default Interest Distribution Amount: As to any Distribution Date, the amount of Default Rate Interest, if any, paid on the Mortgage Loan on the related Payment Date less all amounts thereof applied by the Servicer to the repayment of interest on P&I Advances. Default Rate Interest in excess of amounts thereof applied by the Servicer to the repayment of interest on P&I Advances will not be due and payable under the Mortgage Note until the Mortgage Loan Principal Balance has been reduced to zero and all other amounts due under the Mortgage Note
(other than Late Charges) have been paid.

            Default Rate: As to each Component, the related Component Rate plus four percent (4%) per annum or, after the Balloon Anticipated Repayment Date, the related Adjusted Component Rate plus four percent (4%) per annum.

            Default Rate Interest: For any period of determination, that portion of interest on each Component equal to the difference between (i) interest accrued on such Component during such period at the Default Rate and
(ii) interest accrued on the Mortgage Loan during such period at the Component Rate (or, for any portion of such period falling after the Balloon Anticipated Repayment Date, the Adjusted Component Rate) for such Component.

            Definitive Certificates: As defined in Section 5.01.

            Depositor: Potomac Gurnee Finance Corp., a Delaware corporation, or any successor thereto.

            Depository: The Depository Trust Company or a successor appointed by the Trustee. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and the regulations of the Securities and Exchange Commission thereunder.

            Depository Participant: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Directly Operate: With respect to any Foreclosed Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such Foreclosed Property, the holding of such Foreclosed Property primarily for sale, the performance of any construction work thereon or any use of such Foreclosed Property in a trade or business conducted by the Trust Fund, in each case other than through an Independent Contractor; provided, however, that the Trust Fund (or the Servicer on behalf of the Trust Fund) shall not be considered to Directly Operate a Foreclosed Property solely because the Trust Fund (or the Servicer on behalf of the Trust Fund) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such Foreclosed Property.

            Disqualified Organization: Either (i) the United States, (ii) any State or political subdivision thereof, (iii) any foreign government, (iv) any international organization, (v) any agency or instrumentality of any of the foregoing, (vi) any tax-exempt organization (other than a cooperative described in Section 521 of the Code) that is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (vii) any organization described in Section 1381(a)(2)(C) of the Code, (viii) any other entity designated as a Disqualified Organization by relevant legislation amending the REMIC Provisions and in effect at or proposed to be effective as of the time of the determination, or (ix) any other entity designated by the Trustee based upon an Opinion of Counsel to the effect that any transfer of a Class R Certificate to such person may cause the Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to the tax imposed by Chapter 1 of the Code and, except in the case of FHLMC, a majority of its board of directors is not selected by such governmental unit. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

            Distribution Date: The 20th day of each calendar month, beginning in January 1997 or, if such 20th day is not a Business Day, the next succeeding Business Day with the same force and effect as if actions to be taken thereon were taken as of such 20th day.

            Eligible Account: A segregated account that is either (i) an account or accounts maintained with a depository institution or trust company the long-term unsecured debt obligations of which are rated by the Rating Agency (or the Rating Agency has confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Regular Certificates) in one of its two highest rating categories at all times or, if the funds in such account are to be held in such account for less than 30 days, the short-term obligations of which are rated by the Rating Agency (or, if not rated by the Rating Agency, the Rating Agency has confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Regular Certificates) in its highest rating category at all times or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity that, in the case of a state chartered depository institution is subject to regulations substantially similar to 12 C.F.R. ss. 9.10(b), having in either case a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal and state authority, or the Rating Agency has confirmed in writing that such account would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Regular Certificates) to the Rating Agency or (iii) an account in any other insured depository institution reasonably acceptable to the Trustee and as to which the Rating Agency has confirmed in writing that such account would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Regular Certificates. Eligible Accounts may bear interest. The title of each Eligible Account shall indicate that the funds held therein are held in trust for the uses and purposes set forth herein.

            Environmental Law: Any and all present and future federal, state and local laws, rules or regulations, any judicial or administrative orders, decrees or judgments thereunder, and any permits, approvals, licenses, registrations, filings and authorizations, in each case as now or hereafter in effect, relating to the environment, human health or safety, or the Release or threatened Release of Hazardous Materials into the indoor or outdoor environment including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata or otherwise relating to the Release of Hazardous Materials.

            Environmental Report: As to each Mortgaged Property, the environmental audit report or reports with respect to such Mortgaged Property prepared and delivered to the Depositor in connection with the related Deed of Trust.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            Escrow Account: An account established and maintained by the Servicer as provided in Section 3.05 hereof.

            Event of Default: As defined in Section 7.01.

            Excess Cash Flow Amount: As to any Distribution Date, the amount available in the Central Account (other than Loss Proceeds) on the related Payment Date reduced by the Required Debt Service Payment, and further reduced by the amounts, if any, to be allocated to the Basic Carrying Costs Monthly Installment (as defined in each Mortgage), the Recurring
Replacement Reserve Monthly Installment (as defined in each Mortgage) and the Operation and Maintenance Expense Monthly Installment (as defined in each Mortgage).

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

            FHA: The Federal Housing Administration, or any successor thereto.

            FHLMC: Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01.

            Final Scheduled Certificate Distribution Date: With respect to each Class of Certificates, December 21, 2026.

            Fiscal Agent: ABN AMRO Bank N.V., a Netherlands banking corporation.

            Fiscal Year: As to each Mortgagor, the 12-month period commencing on January 1 and ending on December 31 during each year of the term of each Mortgage, or such other fiscal year of the related Mortgagor as such Mortgagor may select from time to time with the prior written consent of the Servicer. For the calendar year in which the Closing Date occurred, each Mortgagor's Fiscal Year shall be deemed to have commenced on the Closing Date and shall end on December 31, 1996.

            FNMA: Federal National Mortgage Association, or any successor thereto.

            Foreclosed Property: Any Mortgaged Property acquired by the Trust Fund by foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, or with respect to which an Acquisition Date has occurred.

            Grantor Trust: The portion of the Trust Fund consisting of Default Rate Interest and the Default Interest Account.

            Grantor Trust Provisions. Subpart E, Part 1 of Subchapter J, Chapter 1 of Subtitle A of the Code.

            Gurnee Mills Mortgage: The Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing relating to the Gurnee Mills Mortgaged Property, dated as of the Closing Date, between the Gurnee Mills Mortgagor, as mortgagor, and CS First Boston Mortgage Capital Corp., as mortgagee, as amended, supplemented or otherwise modified from time to time.

            Gurnee Mills Mortgaged Property: The "Mortgaged Property", as such term is defined in the Gurnee Mills Mortgage.

            Gurnee Mills Mortgagor: Gurnee Mills (MLP) Limited Partnership, an Illinois limited partnership, one of the obligors on the Mortgage Note.

            Hazardous Material: As defined in each Mortgage.

            Impositions: As defined in each Mortgage.

            Independent: With respect to any specified Person, a Person that
(a) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Manager, either Mortgagor or the Servicer or in any of their respective Affiliates in excess of 5% of the outstanding capital shares of any such Person and (b) is not connected with the Manager, either Mortgagor, the Depositor or the Servicer or any of their respective Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided that any Independent Person's opinion or certificate shall be furnished, such opinion or certificate shall state that the signer thereof has read this definition and that such signer is Independent within the meaning hereof.

            Independent Contractor: Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership test set forth in that Section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Regular Certificates), provided that the Trust Fund does not receive or derive any income from such Person and the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) with regard to which the Trustee has received an Opinion of Counsel (which Opinion of Counsel shall be at no expense to the Trustee or the Trust Fund) to the effect that the taking of any action in respect of any Foreclosed Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such Foreclosed Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or cause any income realized in respect of such Foreclosed Property to fail to qualify as Rents from Real Property.

            Initial Purchasers: CS First Boston and Merrill Lynch.

            Insurance Proceeds: As to any Mortgaged Property, all of the proceeds received under the insurance policies required to be maintained by the related Mortgagor pursuant to the related Mortgage.
             Insured Expenses: Expenses covered by any insurance policy.

            Interest Accrual Period: With respect to a Distribution Date, the period commencing on and including the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on and including the day immediately preceding such Distribution Date. Each Interest Accrual Period (other than the initial Interest Accrual Period, which shall be deemed to consist of 33 days) shall be treated as one 30-day month for purposes of accrual of interest.

            Interested Person: As of any date of determination, either a Mortgagor, the Manager, any Successor Manager, the Depositor, the Servicer, any Holder of a Certificate or, in each such case, any of their respective Affiliates.

            IRS: The Internal Revenue Service.

            Late Charges: As defined in Section 13.09 of each Mortgage.

            Lien: Any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting a Mortgaged Property or any portion thereof or the related Mortgagor, or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialman's and other similar liens and encumbrances.

            Liquidated Mortgaged Property: Any Mortgaged Property (including any Foreclosed Property) that has been liquidated and as to which the Servicer has determined that all amounts that it expects to recover from or on account of such liquidated Mortgaged Property have been recovered.

            Liquidation Expenses: Reasonable and customary expenses (other than Insured Expenses) incurred by the Servicer or the Trustee in connection with the liquidation of any Mortgaged Property or the sale or other disposition of the Mortgage Loan, such expenses to include, without limitation, legal fees and expenses, appraisal fees, Environmental Reports, receivership fees, brokerage fees, trustee fees, and co-trustee fees (if any) fees and expenses in connection with the maintenance and preservation of such Mortgaged Property, any unreimbursed amount expended by the Servicer pursuant to Section 3.06(a) or 3.10 (to the extent such amount is reimbursable under such Sections) and any unreimbursed expenditures for Basic Carrying Costs or for property restoration or preservation relating to such Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses that have been previously reimbursed to the Servicer or that were netted against income from any Foreclosed Property and were considered in the calculation of the amount of REO Proceeds pursuant to the definition thereof.

            Liquidation Fee: As defined in Section 3.12(a).

            Liquidation Proceeds: Cash received by the Servicer in connection with the liquidation of a Mortgaged Property or the sale or disposition of the Mortgage Loan whether through judicial foreclosure, sale or otherwise, other than amounts required to be paid to the related Mortgagor pursuant to law or the terms of the related Mortgage.

            Loan Documents: The Mortgage Note, the Mortgages, the
Assignments of Leases and Rents and Security Deposits and all other agreements, instruments, certificates and documents delivered by or on behalf of the Mortgagors or any of their respective Affiliates to evidence or secure the Mortgage Loan or otherwise in satisfaction of the requirements of the Mortgages or the other documents identified above.

            Loss Proceeds: Collectively, all Insurance Proceeds and all Condemnation Proceeds.

            Management Fee: As to any Mortgaged Property that has become a Foreclosed Property, a fee payable out of the Trust Fund to the Successor Manager for managing such property while it is owned by the Trust Fund, which shall be reasonable and customary in the market in which such Mortgaged Property is located.

            Manager: Management Associates Limited Partnership, a Delaware limited partnership, or any other entity then serving as manager of the Mortgaged Properties as permitted under the Mortgages.

            Merrill Lynch: Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its successor in interest.

            Modification Fee: As defined in Section 3.03.

            Monthly Payment: With respect to any Distribution Date, the payment of interest (excluding Default Rate Interest and Additional Interest) and scheduled principal due on the Mortgage Loan on the related Payment
Date, in accordance with the terms of the Mortgage Note.

            Monthly Statement: As defined in Section 4.02.

            Mortgage: The Gurnee Mills Mortgage or the Potomac
Mills Mortgage, as the case may be. As used in the plural, both the Gurnee Mills Mortgage and the Potomac Mills Mortgage.

            Mortgage Assignment: The Assignment of Potomac Mortgage or the Assignment of Gurnee Mortgage, as the case may be.

            Mortgage File: The documents listed in Section 2.01 pertaining to the Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Insurance Proceeds: Insurance Proceeds as defined in each Mortgage.

            Mortgage Loan: The mortgage loan obtained by the Mortgagors and evidenced by the Mortgage Note, the Mortgages, the other Loan
Documents and related documents transferred and assigned to the Trustee pursuant to Section 2.01.

            Mortgage Loan Event of Default: As to either Mortgage, an "Event of Default" as defined therein.

            Mortgage Loan Principal Balance: As to any date of determination, the Closing Date Mortgage Loan Principal Balance less the sum of (i) the aggregate amount of the principal portion of all Monthly Payments received on or prior to the Payment Date immediately preceding such date of determination and (ii) all Unscheduled Payments allocable to principal and received by the Servicer through such Payment Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Loan Documents.

            Mortgage Note or Note: The original executed promissory note, dated the Closing Date, evidencing, in the aggregate, the indebtedness of the Mortgagors under the Mortgage Loan.

            Mortgage Note Allonge: The allonge to the Mortgage Note containing the endorsement thereof by the Depositor to the Trustee.

            Mortgaged Property: Either the Gurnee Mills Mortgaged Property or the Potomac Mills Mortgaged Property, as the case may be.

            Mortgagor: Either the Gurnee Mills Mortgagor or the Potomac Mills Mortgagor, as the case may be.

            Net Operating Income or NOI: As "Net Operating Income" is defined in each Mortgage.

            Net Proceeds: With respect to any Mortgaged Property that has become a Liquidated Mortgaged Property, or with respect to the sale or disposition of the Mortgage Loan, the excess of Liquidation Proceeds over Liquidation Expenses.

            New Lease: Any lease of Foreclosed Property entered into by the Servicer in the name of the Trustee on behalf of the Trust Fund, including any lease renewed, modified or extended by the Servicer in the name of the Trustee on behalf of the Trust Fund if the Trust Fund has the right to renegotiate the terms of such lease.

            Nondisqualification Opinion: An opinion of Independent counsel, prepared at the expense of the Person seeking a contemplated action (or, if such action is for the benefit of the Certificateholders and this Agreement does not provide that such opinion is to be at the expense of a Person other than the Trust Fund, then at the Trust Fund's expense, payable from the Certificate Account), that such action will not cause (i) the Trust REMIC to fail to qualify as a REMIC, (ii) the Grantor Trust to be treated as a taxable mortgage pool (under Section 7701(i) of the Code) or (iii) a "prohibited transaction" tax or "prohibited contribution" tax to be imposed on the Trust REMIC, at any time that any Certificates are outstanding.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made which, in the case of an Advance previously made, has not been previously reimbursed to the Servicer, the Trustee or the Fiscal Agent, as applicable, and which in the good faith business judgment of the Servicer, the Trustee or the Fiscal Agent, as applicable, taking into account amounts that may be collected or realized on the Mortgaged Properties prior to final liquidation and Liquidation Proceeds, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable (together with interest thereon at the Advance Rate) from subsequent payments or collections (including Loss Proceeds or Net Proceeds) with respect to the Mortgage
Loan and the Mortgaged Properties. An Advance shall be conclusively deemed to be nonrecoverable to the extent such Advance, together with all unreimbursed Advances and all accrued but unpaid interest thereon, exceeds the excess of the fair market value of the Mortgaged Properties, as determined by an appraisal as provided in Section 3.18, over the principal balance of the Mortgage Loan. Any determination by the Servicer, the Trustee or the Fiscal Agent, as applicable, not to make an Advance because it would, in its good faith judgment, constitute a Nonrecoverable Advance shall be accompanied by an Officer's Certificate described in and delivered pursuant to Section 3.18(d). In determining whether an Advance will be recoverable, the Servicer shall take into account amounts that may be realized from Loss Proceeds and Net Proceeds on all of the Mortgaged Properties. The Servicer's good faith determination as to the recoverability of an Advance shall be conclusive and binding on the Certificateholders and the Trustee.

            Offering Circular: The Confidential Offering Circular dated December 11, 1996 relating to the Regular Certificates.

            Officer's Certificate: With respect to the Depositor or the Mortgagors, a certificate signed by the Manager, or by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President, the Treasurer, the Secretary, the Assistant Treasurer or an Assistant Secretary of the Depositor or by a general partner of the Mortgagors and delivered to the Trustee. With respect to the Servicer, a certificate signed by a Servicing Officer and delivered to the Trustee or, if such certificate is delivered for the purpose of identifying persons who shall be deemed as Servicing Officers under this Agreement, signed by a Vice President, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Servicer. With respect to the Trustee, a certificate signed by a Responsible Officer and delivered to the Depositor. With respect to the Fiscal Agent, a certificate signed by an officer of the Fiscal Agent and delivered to the Trustee.

            Operating Expenses: With respect to each Mortgaged Property, as defined in the applicable Mortgage.

            Operating Income: With respect to each Mortgaged Property, as defined in the applicable Mortgage.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and to any other party hereto to whom such opinion is to be delivered pursuant to the applicable terms of this Agreement, who may be counsel for the Servicer, the Mortgagors, the Manager or the Depositor, as the case may be, except that any Nondisqualification Opinion or any opinion of counsel relating to the qualification of the Trust REMIC as a REMIC, compliance with the REMIC Provisions, or qualification of the Grantor Trust must be an opinion of counsel that is Independent.

            Original Class A Certificate Principal Balance: $212,000,000.

            Original Class B Certificate Principal Balance: $27,000,000.

            Original Class C Certificate Principal Balance: $15,000,000.

            Original Class D Certificate Principal Balance: $30,000,000.

            P&I Advance: With respect to any Distribution Date and any Class of Regular Certificates, an advance made by the Servicer, the Trustee or the Fiscal Agent, as applicable, of then-delinquent interest at the applicable Component Rate, and of due and unpaid scheduled principal, with respect to the Component corresponding to such Class.

            P&I Advance Appraisal: An appraisal that is an Original Appraisal, a Second Appraisal or a Third Appraisal, as defined in Section 3.18(f).

            Paying Agent: The paying agent appointed pursuant to Section 5.06. If no such paying agent has been appointed or if such paying agent has been so appointed but the Trustee shall have terminated such appointment, then the Trustee shall be the Paying Agent.

            Payment Date: With respect to each Interest Accrual Period, the second Business Day preceding the Distribution Date occurring in the month in which such Interest Accrual Period ends.

            Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made with respect to the related Class. With respect to any Regular Certificate, the Percentage Interest thereof is derived by dividing the denomination of such Certificate by the aggregate denominations of all Certificates of the same Class as such Certificate. With respect to any Class R Certificate, the Percentage Interest is set forth on the face thereof.

            Permitted Encumbrances: As defined in each Mortgage.

            Permitted Investments: Any one or more of the following obligations or securities payable on demand or having a scheduled maturity (x) in the case of the Central Account and the Servicer Collection Account, no later than the Business Day preceding the date upon which funds in such account are required to be withdrawn and (y) in the case of the Certificate Account and the Default Interest Account, no later than the Business Day preceding each Distribution Date, and in each case having at all times the required ratings, if any, provided for in this definition, unless the Rating Agency shall have confirmed in writing to the Trustee that a lower rating would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Regular Certificates:

            (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States of America or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban

      Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

            (ii) obligations of the following United States of America government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and
      (C) such investments must not be subject to liquidation prior to their maturity;

            (iii) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which are rated in the highest short term rating category by the Rating Agency; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and
      (C) such investments must not be subject to liquidation prior to their maturity;

               (iv) fully Federal Deposit Insurance Corporationinsured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which are rated in the highest short term rating category by the Rating Agency; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

                (v) debt obligations with maturities of not more than 365 days and rated by the Rating Agency in its highest long-term unsecured rating category (or, if not rated by the Rating Agency, the Rating Agency has confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Regular Certificates); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

               (vi) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 270 days and that is rated by the Rating Agency in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

            (vii) the Federated Prime Obligation Money Market Fund (the "Fund") so long as the Fund is rated "AAA" by the Rating Agency;

            (viii) any other demand, money market or time deposit, demand obligation or any other obligation, security or investment, provided that the Rating Agency has confirmed in writing to the Trustee, that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Regular Certificates); and

            (ix) such other obligations as would not, in and of themselves, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Regular Certificates, as confirmed in writing by the Rating Agency to the Servicer and the Trustee;

provided, however, that, in the judgment of the party directing such investment, such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or
(ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

            Person: Any individual, limited liability company, corporation, partnership, joint venture, association, bank, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

            Potomac Mills Mortgage: The Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing relating to the Potomac Mills Mortgaged Property, dated as of the Closing Date, among the Potomac Mills Mortgagor, as grantor, R. Eric Taylor, as deed of trust trustee, and CS First Boston Mortgage Capital Corp., as beneficiary, as amended, supplemented or otherwise modified from time to time.

            Potomac Mills Mortgaged Property: The "Mortgaged Property", as such term is defined in the Potomac Mills Mortgage.

            Potomac Mills Mortgagor: Collectively, Potomac Mills-Phase III
(MLP) Limited Partnership and Washington Outlet Mall (MLP) Limited Partnership.

            Prepayment Premium: With respect to each Mortgage, the Prepayment Premium specified therein.

            Principal Prepayment: Any payment of principal by the Mortgagor or other recovery of principal on the Mortgage Loan that is received or recovered in advance of its scheduled Payment Date and is applied to reduce the Mortgage Loan Principal Balance in advance of its scheduled Payment
Date, excluding any such payment or recovery resulting from the application of Loss Proceeds or Net Proceeds.

            Rating Agency: Fitch Investors Service, L.P. or its successor in interest.

            Record Date: As to any Distribution Date, the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs.

            Regular Certificate: Any Class A, Class B, Class C or Class D Certificate.

            Release: Any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous

Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time and including any proposed legislation or regulation which, as proposed, would apply to the Trust REMIC.

            Rent Account: The separate Eligible Account established and maintained by the Servicer at each Mortgagor's expense pursuant to Section 3.04(e) for each Mortgaged Property, entitled "Rent Account -- AMRESCO Management, Inc., as Servicer, in trust for [Mortgagor], as pledgor to LaSalle National Bank, as Trustee for the benefit of the holders of Potomac Gurnee Finance Corp. Commercial Mortgage Pass-Through Certificates" pursuant to the Mortgages. Each Rent Account shall for federal income tax purposes be beneficially owned by the related Mortgagor which shall be taxed on all reinvestment income and gain thereon. The Rent Accounts shall not be assets of the Trust Fund or the Trust REMIC, but the Trust Fund shall have a security interest in funds from time to time on deposit therein.

            Rents from Real Property: With respect to any Foreclosed Property, gross income of the character described in Section 856(d) of the Code.

            REO Proceeds: Proceeds, net of any related costs and expenses (including attorneys' fees) related to a Foreclosed Property received in respect thereof (including, without limitation, proceeds from the rental of such Foreclosed Property) prior to the final liquidation of such Foreclosed Property.

            Required Debt Service Payment: As to any Distribution Date, the amount of interest and scheduled principal then due (or past due) and payable pursuant to the Mortgage Note on the related Payment Date, together with any other sums due and payable thereunder, including, without limitation, any optional prepayments for which notice has been given under the Mortgages, and any Prepayment Premiums to be paid in accordance therewith.

            Required Insurance Policy: As to any Mortgaged Property, any insurance policy that is required to be maintained from time to time under each Mortgage or any other Loan Document, this Agreement or any related Sub-Servicing Agreement in respect of such Mortgaged Property which shall, as of the Closing Date, be those insurance policies identified in Exhibit L hereto.

            Responsible Officer: When used with respect to the Trustee, any officer assigned to the Asset-Backed Securities Trust Services Group, including any Vice President, any Senior Trust Officer, any Trust Officer, any Assistant Trust Officer, any Secretary or any Assistant Secretary, in each case having direct responsibility for the administration of this Agreement.

            Scheduled Loan Maturity Date: The date on which the final payment of principal of, and premium, if any, on the Mortgage Note becomes due and payable as provided in the Mortgage Note, which date is December 17, 2026.

            Securities Act: The Securities Act of 1933, as amended.

            Servicer: AMRESCO Management, Inc., a Texas corporation, or its successor in interest, or if any successor servicer is appointed as herein provided, such successor servicer.

            Servicer Advance Date: With respect to each Distribution Date, the Business Day immediately preceding such Distribution Date.

            Servicer Collection Account: The separate Eligible Account established and maintained by the Servicer at the expense of the Trust Fund pursuant to Section 3.04(b), entitled "Servicer Collection Account -- AMRESCO Management, Inc., as Servicer, in trust for LaSalle National Bank, as Trustee for the benefit of the holders of Potomac Gurnee Finance Corp. Commercial Mortgage Pass-Through Certificates." Funds in the Servicer Collection

Account shall be held in trust for the Trustee for the benefit of the Certificateholders for the uses and purposes set forth in this Agreement. The Servicer Collection Account shall be an asset of the Trust Fund and the Trust REMIC.

            Servicing Fee: As to any Distribution Date, the product of (i) one-twelfth of the Servicing Fee Rate multiplied by (ii) the Mortgage Loan Principal Balance as of the beginning of the related Interest Accrual Period.

            Servicing Fee Rate: 0.0175% per annum.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loan whose name and specimen signature appear on a list of servicing officers furnished to the Trustee on the Closing Date by the Servicer in the form of an Officer's Certificate, as such list may be amended from time to time.

            Special Servicer: As defined in Section 3.24.

            Special Servicing Fee: As defined in Section 3.24.

            Startup Day: As defined in Section 10.01(c).

            Sub-Account: Any one of the sub-accounts established as a separate Eligible Account and a part of the Central Account created pursuant to each Mortgage.

            Sub-Servicer: Any Person with whom the Servicer has entered into a Sub-Servicing Agreement and who satisfies the requirements set forth therein and herein.

            Sub-Servicing Agreement: The written contract between the Servicer and any Sub-Servicer relating to servicing and/or the administration of the Mortgage Loan as provided in Section 3.02, in such form as is approved by the Servicer provided that the sub-servicing of the Mortgage
Loan pursuant to the terms of such Sub-Servicing Agreement will not result in a downgrade, qualification or withdrawal of the rating then assigned to the Regular Certificates by the Rating Agency as confirmed by it in writing to the Trustee.

            Successor Manager: Any Independent Contractor selected or retained by the Servicer, in the name of and on behalf of the Trustee, to serve as Manager of the Foreclosed Property.

            Tax Matters Person: The person designated as the "tax matters person" of the Trust REMIC pursuant to Treasury Regulations Section 1.860F-4(d).

            Taking: A condemnation or taking pursuant to the lawful exercise of the power of eminent domain.

            Title Company: On the Closing Date, Chicago Title Insurance Company, and thereafter, any title insurance company selected by the Mortgagors and acceptable to the Servicer or its successor.

            Title Insurance Policy: The ALTA form mortgagee title insurance policy or policies issued with respect to each Mortgaged Property and insuring the first priority mortgage lien in favor of the Depositor pursuant to the related Mortgage, subject only to encumbrances permitted pursuant to such Mortgage and containing such endorsements and affirmative assurances as are required by the Loan Documents.

            Trustee: LaSalle National Bank, a national banking association, or its successor in interest, or if any successor trustee is appointed as herein provided, such successor trustee.

            Trustee Fee: As set forth in a certain letter agreement, dated November 6, 1996 between the Servicer and the Trustee.

            Trust Fund: The corpus of the trust created by this Agreement, consisting of the assets referred to in Section 2.01, including the Deed of Trust Loan, all payments on or collections in respect of the Mortgage
Loan due on or after the Closing Date, all Net Proceeds and Loss Proceeds received after the Closing Date, such amounts as shall from time to time be held in the Servicer Collection Account, Certificate Account, and the Default Interest Account, all rights under the Mortgages, the Collateral
Security Instruments and the other Loan Documents assigned to the

Trustee, the insurance policies for which the Trustee is beneficiary or loss payee, if any, relating to the Mortgaged Properties, any Foreclosed Property, and proceeds of all of the foregoing. Neither the Rent Accounts nor the Central Account (or any Sub-Account thereof), nor any funds on deposit therein, are part of the Trust Fund or the Trust REMIC.

            Trust REMIC: The segregated pool of assets in the Trust Fund designated as a REMIC pursuant to Section 10.01(b) hereof.

            Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable (but without regard to any applicable deductible provisions) by any insurance policy required to be maintained with respect thereto, and any uninsured losses arising from a defect in title to the related Mortgaged Property.

            Unpaid Additional Interest Shortfall: As to any Distribution Date and any Class of Regular Certificates, the sum of (i) the amount, if any, by which the aggregate of the Additional Interest Shortfalls for such Class for prior Distribution Dates exceeds the aggregate of the amounts distributed on prior Distribution Dates to Holders of Certificates of such Class in respect of such Additional Interest Shortfalls pursuant to Section 4.01 and (ii) accrued interest at the applicable Adjusted Certificate Interest Rate for such Class on the amount in clause (i).

            Unscheduled Payment: Any and all of the following: (a) all Loss Proceeds that the Mortgagors have elected or are required to apply to the repayment of the indebtedness under the Mortgages, the Mortgage Note and the other Loan Documents pursuant to the terms of such documents, (b) any funds representing Voluntary Prepayments or involuntary principal prepayments other than scheduled principal payments made pursuant to the terms of the Deed of Trust Note, (c) any Net Proceeds and (d) any amounts paid from the Curtailment Reserve Sub-Account pursuant to Section 5.11 of each Deed of Trust.

            Voluntary Prepayment: A voluntary prepayment of principal made on the Mortgage Note pursuant to one or both of the Mortgages.

            Voluntary Prepayment Amount: As to any Distribution Date, the amount deposited in the Certificate Account pursuant to Section 3.04(c) in respect of any Voluntary Prepayments made on the related Payment Date.

            Voluntary Prepayment Premium Amount: As to any Distribution Date, the aggregate amount, if any, of Prepayment Premiums deposited in the Certificate Account pursuant to Section 3.04(c) in connection with Voluntary Prepayments made on the related Payment Date.

            Voting Rights: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Rights in the Trust Fund, voting rights that are to be allocated to the Holders of each Class of the Regular Certificates in proportion to the ratio obtained by dividing the Certificate Principal Balance of such Class by the Aggregate Certificate Principal Balance. Each Holder of Regular Certificates of a particular Class will have Voting Rights equal to the product of the Voting Rights to which such Class is collectively entitled and the ratio obtained by dividing the principal balance of such Certificates held by the Certificateholder by the Certificate Principal Balance of such Class.

            Section 1.02. Calculations. All calculations of interest hereunder that are made in respect of each Component and each Class of Certificates shall be made with respect to each Interest Accrual Period and calculated on the basis of a 360-day year consisting of twelve 30-day months (with each Interest Accrual Period other than the initial Interest Accrual Period representing one such 30-day month) and shall be carried out to seven decimal places, rounded up. All dollar amounts calculated hereunder shall be rounded to the nearest cent.

            Section 1.03. Interpretation. (a) Whenever the Agreement refers to a Distribution Date and a "related" Interest Accrual Period or Payment Date, such reference shall be to the

Interest Accrual Period or Payment Date, as applicable, immediately preceding such Distribution Date.

            (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section
1.01 shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable.

            (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified.

                                   ARTICLE TWO

                           DECLARATION OF TRUST FUND;
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01. Creation and Declaration of Trust Fund; Conveyance of Mortgage Loan. The Depositor hereby irrevocably sells, transfers, assigns, delivers, sets over and otherwise conveys or causes to be conveyed to the Trustee for the benefit of Certificateholders, without recourse, the Depositor's right, title and interest, whether now owned or hereafter acquired, now existing or hereafter arising, wherever located, in and to (i) the Mortgage Loan, the Mortgage Note, each Mortgage and all other Trust Fund property, (ii) all property that secures payment of the Deed of Trust Loan, including all reserves created and required to be maintained under the terms of each Mortgage, all property that has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise, and the Depositor's interest as pledgee in all funds in the Rent Accounts and the Central Account (including all Sub-Accounts thereof), (iii) all accounts and funds established by the Servicer and the Trustee pursuant hereto, including the Servicer Collection Account, the Certificate Account and the Default Interest Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (iv) any insurance policies obtained with respect to the Mortgage Loan, (v) all of the Depositor's right and title and interest in each Mortgage to the extent such Mortgage relates to representations and warranties made by the related Mortgagor in respect of such Mortgage and any remedies provided thereunder for any breach of such representation and warranties and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held in and credited to the Servicer Collection Account, the Certificate Account and the Default Interest Account, whether in the form of cash or invested in instruments, securities or other property, to have and to hold, in trust, and the Trustee declares that, subject to the review provided for in Section 2.02, it has received the documents specified in clauses (a) through (m) below and shall hold the Trust Fund as the Trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, the Trustee has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

            In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Trustee (with copies to the Servicer), the following documents or instruments with respect to the Mortgage Loan:

            (a) the original Mortgage Note, together with the Deed of Trust Note Allonge evidencing the endorsement by the Depositor without recourse to the order of the Trustee, with all intervening endorsements that show a complete chain of endorsement from CS First Boston Mortgage Capital Corp., as originator of the Mortgage Loan to the Depositor.

            (b) each original Mortgage, in form suitable for recording;

            (c) a Mortgage Assignment of each original Mortgage, in form suitable for recording, from the Depositor to the Trustee, together with all interim assignments of such Mortgage;

            (d) each original Assignment of Leases and Rents and Security Deposits, in form suitable for recording;

            (e) an assignment of each original Assignment of Leases and Rents and Security Deposits, in form suitable for recording, from the Depositor to the Trustee, together with all interim assignments of such Assignment of Leases and Rents and Security Deposits;

            (f) originals of all other Collateral Security Instruments, which, to the extent applicable, shall be in form suitable for recording;

            (g) originals of the Assignments of Collateral Security Instruments from the Depositor in favor of the Trustee, in form suitable for recording or filing in all applicable jurisdictions, together with all related interim assignments;

            (h) all Required Insurance Policies or certificates issued by the insurers thereof showing such insurance to be in effect on the Closing Date, together with proof of payment of premiums relating thereto (which may consist of such policies or certificates);

            (i) the original Title Insurance Policies, or in the event such original Title Insurance Policies are unavailable, "marked-up" title reports which insure title as of the Closing Date and the lender's recording instructions, with the originals to be delivered by the Depositor as soon as available;

            (j) the original surveys referred to in the above-referenced Title Insurance Policies made in connection with origination of the Deed of Trust Loan;

            (k) a copy of the original engineer's report with respect to the improvements on the Mortgaged Properties obtained in connection with origination of the Mortgage Loan;

            (l) the original Environmental Reports in respect of the Mortgaged Properties made in connection with origination of the Mortgage Loan; and

            (m) as to each Mortgage, copies of each UCC-1 financing statement showing the related Grantor as debtor and CS First Boston Mortgage Capital Corp. as secured party, each with evidence of filing thereon, together with a copy of each UCC-3 financing statement showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the Trustee. If in connection with the Mortgage Loan the Depositor cannot deliver any such financing statement(s) with evidence of filing thereon because such financing statement(s) has not yet been returned by the public filing office where such financing statement(s) has been submitted for filing, then the Depositor shall deliver or cause to be delivered a photocopy of such financing statement(s) together with an Officer's Certificate stating that such financing statement(s) has been dispatched to the appropriate public filing office for filing.

            The Mortgages, Mortgage Assignments, Assignments of Leases and Rents and Security Deposits, UCC-1 financing statements, other Collateral Security Instruments and Assignments of Collateral Security Instruments to be filed in the appropriate filing offices or record depositories shall be delivered by the Depositor to the Title Company for filing on or before the Closing Date, with instructions to complete all such filings promptly and return all such recorded documents, or other evidences of filing issued by the applicable governmental offices, to the Trustee. The Depositor shall monitor the status of such filings and use its best efforts to cause the Title Company to comply with all filing instructions. Delivery of such instruments to the Title Company shall constitute delivery to the Trustee for purposes of this Section 2.01. The Depositor shall deliver or cause to be delivered to the Trustee a duplicate original of each Mortgage, Deed of Trust Assignment, Assignment of Leases and Rents and Security Deposits, UCC-1 financing statement, each other Collateral Security Instrument and Assignments of Collateral Security Instruments. Any party hereto shall promptly deliver or cause to be delivered to the Trustee such original Mortgages, Mortgage Assignments, Assignments of Leases and Rents and
Security Deposits, UCC-1 financing statements, other Collateral Security Instruments and Assignments of Collateral Security Instruments with evidence of recording indicated thereon upon receipt thereof by such party from the public recording official.

            The Trustee shall hold legal title to the Mortgage Loan as trustee for the benefit of the Certificateholders.

            The Trustee shall be the secured party under the Collateral Security Instruments for the benefit of the Certificateholders. The Servicer shall file such continuation statements or other instruments as may be necessary to maintain the perfection of the security interests granted by the Collateral Security Instruments.

            The ownership of the Mortgage Note, the Mortgages and the contents of the Mortgage File is vested in the Trustee for the benefit of the Certificateholders. The Depositor and the Servicer agree to take no action inconsistent with the Trustee's ownership of the Mortgage Loan and to promptly indicate to all inquiring parties that the Mortgage Loan has been sold and to claim no ownership interest in the Mortgage Loan or any other property, interests or rights assigned to the Trustee pursuant to the first sentence of this Section 2.01.

            It is the express intent of the Depositor that the conveyance by the Depositor to the Trustee as provided for in this Section 2.01 be, and be construed as, a sale by the Depositor to the Trustee for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Trust Fund by the Depositor to the Trustee to secure a loan or other obligation of the Depositor. However, in the event that the Trust Fund is held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest, then it is intended that the Depositor hereby grants, and shall be deemed to have granted, to the Trustee for the benefit of the Certificateholders a first priority security interest, in all the Depositor's right, title and interest in and to the Trust Fund and (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York, Illinois and Virginia Uniform Commercial Codes and the Uniform Commercial Code of any other applicable jurisdiction to secure the Certificates; (b) each of the conveyances provided for in this Section 2.01 is hereby a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a first priority security interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, now existing or hereafter arising, wherever located, in and to (i) the Mortgage Loan, the Deed of Trust Note, each Mortgage and all other Trust Fund property, (ii) all property that secures payment of the Mortgage Loan, including all reserves created and required to be maintained under the terms of each Mortgage, and all property that has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise, and the Depositor's interest as pledgee in all funds in the Rent Accounts and the Central Account (including all Sub-Accounts thereof), (iii) all accounts and funds established by the Servicer and the Trustee pursuant hereto, including the Servicer Collection Account, the Certificate Account and the Default Interest Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (iv) any insurance policies obtained with respect to the Mortgage Loan, (v) all of the Depositor's right and title and interest in each Mortgage to the extent such Mortgage relates to representations and warranties made by the related Grantor in respect of such Mortgage and any remedies provided thereunder for any breach of such representation and warranties and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held in and credited to the Servicer Collection Account, the Certificate Account and the Default Interest Account, whether in the form of cash or invested in instruments, securities or other property;
(c) the possession by the Trustee, or any agent of the Trustee, of the Deed of Trust Note or such other items of property as constitute instruments, money, negotiable documents or chattel paper is a "possession by the secured party", or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Each of the Depositor, the Servicer and the Trustee shall, to the extent consistent with this Agreement and within its power, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage
Loan, such security interest would be deemed to be a perfected security interest of first priority under applicable law. The Servicer shall prepare and file any UCC continuation statements necessary to continue the security interest as a perfected first priority security interest.

      If the conveyance referred to in the first sentence of the preceding paragraph is deemed to be a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

            Section 2.02. Acceptance by Trustee. (a) The Trustee shall, upon actual receipt and subject to the provisions of Section 2.01 and the review procedures provided for in Section 2.02(b), (i) acknowledge receipt in writing of the Mortgage File and (ii) hold such documents and any other documents constituting a part of the Mortgage File in trust and subject to the conditions herein set forth, for the use and benefit of all present and future Certificateholders and the Servicer. The Trustee has no actual knowledge of any adverse claims, liens or encumbrances on any of the assets to be so delivered, including without limitation, federal tax liens or liens arising under ERISA. The Trustee may remove the Trust Fund from New York without need of approval or consent of any person, court or party.

            (b) The Trustee agrees, for the benefit of the Certificateholders, to review the Mortgage File within 45 days (or with respect to each document that is not delivered on the Closing Date because of the delay at the recording office, within the later of such 45 days or seven days after the delivery thereof to the Trustee) after the Closing Date to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loan, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. The Trustee shall have no responsibility for reviewing any document included in the Mortgage File except as expressly set forth in this Section 2.02(b).
The Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments or certificates to determine independently that they are genuine, enforceable, legally sufficient or appropriate for the represented purpose, whether the text of any assignment or endorsement is in proper or recordable form (except to determine whether such assignment or endorsement conforms to the requirements of Section 2.01(a)), whether any document has been filed or recorded (or is required to be filed or recorded) in accordance with the requirements of any applicable jurisdiction, or to independently determine that any document has actually been filed or recorded in the appropriate office or that any document is other than what it purports to be on its face. The Trustee shall be under no obligation to review the Mortgages, this Agreement or any other Loan Document or any Sub-Servicing Agreement to determine whether any Required Insurance Policies have been delivered or whether the Title Insurance Policy has the characteristics specified in the definition thereof. If the Trustee finds any document constituting a part of the Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loan or to be otherwise missing or defective (that is, mutilated, damaged, defaced, containing blanks, incomplete, improperly dated, clearly forged or otherwise physically altered) in any material respect, the Trustee shall, as part of its review conducted pursuant to the first sentence of this Section 2.02(b), notify the Servicer, the Depositor and the Rating Agency of such fact. In addition, the Trustee shall notify the Servicer, the Depositor and the Rating Agency if, in the examination of the Mortgage File as specified in this Section
2.02(b) or through any other means, a Responsible Officer of the Trustee obtains notice or knowledge (i) of any adverse claim, lien or encumbrance,
(ii) that the Mortgage Note is overdue or has been dishonored, (iii) of evidence on the face of the Mortgage Note or the Deed of Trust of any security interest or other right or interest therein, or (iv) of any defense against or claim to the Mortgage Note by any party. The Depositor shall promptly correct or cure such omission or defect within 60 days from the date it is notified of such omission or defect to the extent the same was caused by any act or omission of the Depositor or the Mortgagors. To the extent the omission or defect was caused by any act or omission of a Grantor, the Servicer shall enforce such Grantor's obligations under Section 2.03 of the related Mortgage.

            Section 2.03. Representations and Warranties of the Servicer and the Depositor. (a) The Servicer hereby represents and warrants to the other parties hereto, and for the benefit of each Certificateholder, that, as of the date hereof:

            (i) the Servicer is duly organized, validly existing and in good standing under the laws of the State of Texas, with full corporate power and authority to own its property, to carry out its business as presently conducted and to enter into and perform its obligations under this Agreement;

      the Servicer is either exempt under applicable law from effecting any such authorization or qualification or is duly authorized and qualified to transact any and all business contemplated by this Agreement in any state in which a Mortgaged Property is located or in any state in which, acting as Servicer, the Servicer is otherwise required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure the enforceability of the Mortgage Loan and the servicing of the Mortgage Loan, and to perform its obligations, in accordance with the terms of this Agreement;

            (ii) the Servicer has the full power and authority to service the Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized by all necessary corporate action on the part of the Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights generally, and to general principles of equity (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law);

         (iii) the execution and delivery of this Agreement by the Servicer, the servicing of the Mortgage Loan by the Servicer, the consummation by the Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof, by the Servicer are in the ordinary course of business of the Servicer and will not (1) result in a breach of any term or provision of the charter or by-laws of the Servicer or (2) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Servicer is a party or by which it may be bound, or any law, governmental rule, regulation, or judgment, decree or order applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer, and the Servicer is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which, in any such case, materially and adversely affects, or, to the Servicer's knowledge may in the future materially and adversely affect, (A) the ability of the Servicer to perform its obligations under this Agreement or (B) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

            (iv) the Servicer is an approved conventional seller/servicer for FNMA or FHLMC in good standing;

            (v) there are no actions, suits or proceedings pending or, to the best of the Servicer's knowledge, threatened against or affecting the Servicer that would materially and adversely affect the enforceability of this Agreement or the ability of the Servicer to service the Mortgage Loan or to perform any of its other obligations hereunder in accordance with the terms hereof;

          (vi) no certificate of an officer delivered to the Depositor or the Trustee and prepared by the Servicer pursuant to this Agreement contains any untrue statement or material error; and

         (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Servicer has obtained the same.

            The representations and warranties of the Servicer set forth in this Section 2.03(a) shall survive the transfer and assignment of the Mortgage Loan to the Trustee. Upon discovery by the Trustee or any Servicing
Officer of the Servicer of a breach of any representation or warranty of Servicer in this Section 2.03(a), the party discovering such a breach shall promptly notify the other parties hereto and the Rating Agency. Within 60 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation or warranty of the Servicer set forth in this Section 2.03(a), the Servicer shall cure such breach in all material respects. The Servicer shall indemnify the Depositor and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, loss, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Section 2.03(a). Except as set forth in Article Seven hereof, it is understood and agreed that the enforcement of the obligation of the Servicer set forth in this Section 2.03(a) to indemnify the Depositor and the Trustee as provided in this
Section 2.03(a) constitutes the sole remedy of the Depositor and the Trustee respecting a breach by the Servicer of the representations and warranties in this Section 2.03(a). Such right of indemnification shall survive any termination, resignation or removal of the Trustee as trustee, or the Servicer as servicer hereunder, and any termination of this Agreement.

            (b) The Depositor hereby represents and warrants to the other parties hereto that, as of the date hereof:

            (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

          (ii) the Depositor has duly authorized by all necessary corporate action on the part of the Depositor the execution, delivery and performance of this Agreement; and this

      Agreement, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors rights generally, and to general principles of equity (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law);

         (iii) the execution and delivery of this Agreement by the Depositor and the consummation by the Depositor of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof, will not (1) result in a material breach of any term or provision of the charter or by-laws of the Depositor or (2) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound, or any law, governmental rule, regulation, or judgment, decree or order applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor, and the Depositor is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or, to the Depositor's knowledge would in the future materially and adversely affect, (A) the ability of the Depositor to perform its obligations under this Agreement or (B) the business, operations, financial condition, properties or assets of the Depositor taken as a whole;

          (iv) there are no actions, suits or proceedings pending or, to the Depositor's knowledge, threatened, against or affecting the Depositor that would materially and adversely affect the execution, delivery or enforceability of this

      Agreement, the transfer of the Mortgage Loan or the ability of the Depositor to perform any of its other obligations hereunder in accordance with the terms hereof;

            (v) no certificate of an officer or statement furnished in writing or written report delivered to the Servicer or the Trustee and prepared by the Depositor pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the information, certificate, statement or report not misleading;

          (vi) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same;

         (vii) the Depositor has the full corporate power, authority and legal right to sell, assign and transfer the Mortgage Loan, and is transferring the Mortgage Loan, to the Trustee as designee free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loan which were created by it or which to its knowledge were created; and

        (viii) immediately prior to the consummation of the transactions contemplated in this Agreement, the Depositor had good title to and was the sole owner of the Mortgage Loan free and clear of any and all adverse claims, charges or security interests (including liens arising under the federal tax laws or the Employee Retirement Income Security Act of 1974, as amended) created by the Depositor.

            The representations and warranties of the Depositor set forth in this Section 2.03(b) shall survive the transfer and assignment of the Mortgage Loan to the Trustee. Upon discovery by the Servicer or any Responsible
Officer of the Trustee of the breach of any representation or warranty of the Depositor herein which adversely affects the interests of the Certificateholders in the Mortgage Loan, the party discovering such breach shall promptly notify the other parties hereto and the Rating Agency. If within 60 days after delivery of such notice to the Depositor, the Depositor shall not have caused such breach to be cured in all material respects, the Servicer, on behalf of the Trustee, shall prosecute any legal action as may, in its judgment, be necessary to protect the interest of the Trust Fund in connection therewith. The Servicer shall be indemnified by the Trust Fund for any costs and expenses incurred by it relating thereto only to the extent such costs and expenses (including attorneys' fees) are not paid by the Depositor as a result of such legal action, and except to the extent such costs and expenses result from negligence or willful misconduct of the Servicer. Any action by the Trustee, or by the Servicer on behalf of the Trustee, against the Depositor pursuant to this Section 2.03(b) shall constitute the sole recourse to the Trustee and the Certificateholders against the Depositor in respect of such breach of representation or warranty.

            (c) Upon discovery by any of the Depositor, the Servicer or any Responsible Officer of the Trustee of a breach of any of the representations, warranties and covenants of a Grantor in the related Mortgage that materially and adversely affects the value of the Mortgage Loan or the interests of the Certificateholders in the Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties hereto, the related Grantor and the Rating Agency. If within the period prescribed in the related Mortgage, such Grantor shall not have cured such breach in all material respects, the Servicer on behalf of the Trustee shall prosecute any legal action as may, in its judgment, be necessary to protect the interest of the Trust Fund in connection therewith. The Servicer shall be indemnified by the Trust Fund for any costs and expenses incurred by it relating to actions taken by it in the preceding sentences only to the extent such costs and expenses (including attorneys' fees) are not paid by the Mortgagors as a result of such legal action.

                                  ARTICLE THREE

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOAN

            Section 3.01. Servicer to Act as Servicer. For and on behalf of the Trustee and the Certificateholders, the Servicer shall service and administer the Mortgage Loan (including the monitoring of the Grantor's compliance with the terms of each Mortgage, as set forth in Section 3.22 hereof) on behalf of the Trustee and in the best interests and for the benefit of the Certificateholders (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the Mortgage Loan and, to the extent consistent with such terms, in accordance with prudent commercial mortgage loan servicing standards and procedures generally accepted in the commercial mortgage banking industry and generally in a manner consistent with the servicing of similar loans serviced by the Servicer or an affiliate in its own portfolio and with a view to the maximization of timely recovery of principal of and interest on the Mortgage Loan but without regard to:

            (i) any relationship that the Servicer, any Sub-Servicer or any Affiliate of the Servicer or any Sub-Servicer may have with the Grantor or any Affiliate of the Grantor, or with the Manager or any Affiliate thereof;

            (ii) the ownership of any Certificate by the Servicer or any Affiliate of the Servicer;

            (iii) the Servicer's obligations to make Advances or to incur servicing expenses with respect to the Mortgage Loan; or

            (iv) the Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

Subject to the above-described servicing standards (hereinafter referred to as "Accepted Servicing Practices") and the terms of this Agreement and of the Mortgage Loan, the Servicer shall have full power and authority, acting alone and/or through one or more Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration that it may deem necessary or desirable; provided, however, that the Servicer shall take no action that is materially inconsistent with or materially prejudices the interest of the Trustee or the Certificateholders in the Mortgage Loan or the rights and interest of the Depositor, the Trustee and the Certificateholders under this Agreement. The Servicer shall service and administer the Mortgage Loan in accordance with applicable state and federal law. Subject to Section 3.09, at the written request of the Servicer, accompanied by the form of powers or other documents being requested, the Trustee shall furnish to the Servicer and any Sub-Servicer any powers of attorney and other documents necessary or appropriate to enable the Servicer and any Sub-Servicer to carry out their respective servicing and administrative duties hereunder, and the Trustee shall not be held responsible for any acts by either the Servicer or any Sub-Servicer in their respective uses of any such powers of attorney or other document. The
Servicer shall indemnify the Trustee and hold it harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, loss, defense or assertion based on or grounded on, or resulting from the willful misfeasance, bad faith or negligence of the Servicer with respect to actions taken by it pursuant to any such powers of attorney or other document.

            Section 3.02. Sub-Servicing Agreements. (a) The Servicer, at its own expense without a right of reimbursement under this Agreement or otherwise, may enter into Sub-Servicing Agreements (provided such agreements would not result in a downgrade, qualification or withdrawal of the then-current rating on the Regular Certificates, as evidenced by a letter to such effect from the Rating Agency delivered to the Trustee prior to entering into any Sub-Servicing Agreement and provided such agreements require the Sub-Servicer to comply with all of the conditions of this Agreement) with Sub-Servicers for the servicing and administration of all or a part of the Mortgaged Properties. References in this Agreement to actions taken or to be taken, and limitations on actions permitted to be taken, by the Servicer in servicing the Mortgaged Properties include actions taken or to be taken by a Sub-Servicer on behalf of the Servicer. Each Sub-Servicer shall be (i) authorized to transact business in the State of Illinois and the Commonwealth of Virginia if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the applicable Sub-Servicing Agreement and (ii) qualified to service mortgage loans in accordance with FHA, FHLMC or FNMA servicing standards. Each Sub-Servicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Servicer and the Sub-Servicer have agreed; provided, that any such agreement shall, at the option of the Trustee, terminate in the event the Trustee succeeds to the rights of the Servicer hereunder. The Servicer shall remain solely responsible for the payment of all fees and expenses payable to any such Sub-Servicer and such fees and expenses shall not be an expense of the Trust Fund. For purposes of this Agreement, the Servicer shall be deemed to have received any payment when the Sub-Servicer receives such payment. The Servicer shall notify the Trustee and the Depositor in writing promptly upon the appointment of any Sub-Servicer.

            (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, the obligation to make Advances in respect of delinquent payments as required by the related Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the Mortgage Loan. The Servicer shall pay the costs of such enforcement at its own expense and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

            (c) Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and liable to the Trustee and Certificateholders for servicing and administering the Mortgage Loan in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreement or arrangements or by virtue of indemnification from a Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loan.

            Section 3.03. Collection of Certain Mortgage Loan Payments. Continuously from the date hereof until the principal of and interest on the Mortgage Loan and all other amounts thereunder are paid in full, the Servicer shall use its best efforts to collect all payments called for under the terms and provisions of the Mortgage Loan and shall follow such collection procedures as it follows with respect to commercial mortgage loans held in its own portfolio that are comparable to the Mortgage Loan, to the extent such procedures shall be consistent with this Agreement and the terms of the Mortgage Loan and in accordance with Accepted Servicing Practices. In the event that a payment default with respect to the Mortgage Loan has occurred, if the Servicer determines that a modification, waiver or amendment of the terms of the Mortgage Loan is reasonably likely to produce a greater recovery on a present value basis than liquidation of the Mortgaged Properties, then the Servicer may, but is not required to, agree to a modification, waiver or amendment of any of the terms of the Mortgage Loan; provided, however, that the Servicer shall not consent to any modification with respect to the Mortgage Loan that would change the Component Rate (including the Default Rate, as defined in the Mortgage Note) on any Component (except that the Servicer in its sole discretion may waive or reduce the Mortgagors' obligation to pay Additional Interest on the Mortgage Note, provided that the Servicer has obtained a Nondisqualification Opinion with respect to any such waiver or reduction), change the amortization requirement, extend the maturity date of the Mortgage Loan beyond the Scheduled Loan Maturity Date (except to the extent provided, if at all, in the applicable Mortgage), forgive any principal thereof or interest thereon or (except as expressly provided in each Mortgage) modify the applicable Grantor's obligations to fund the Sub-Accounts, unless the Servicer has notified the

Trustee and the Certificateholders of such proposed modification, such modification has been approved by 100% of the Certificateholders affected by such modification or amendment and the Servicer has obtained a Nondisqualification Opinion with respect to such modification or amendment. In connection with any Mortgage Loan modification that is described in the preceding sentence, following a Mortgage Loan Event of Default, the Servicer shall be entitled to receive a fee (a "Modification Fee") equal to the product of (i) the principal balance of the Mortgage Loan as of the immediately preceding Distribution Date and (ii) 0.25%.

            Section 3.04. Establishment of the Central Account, the Servicer Collection Account, the Certificate Account, the Rent Accounts and the Default Interest Account. (a)(i) On or before the Closing Date, the Servicer shall establish the Central Account pursuant to the Mortgages. The Servicer shall make deposits to and withdrawals from the Central Account in accordance with each Mortgage. The Central Account shall relate solely to the Certificates issued by the Trust Fund hereunder, and funds in the Central Account shall not be commingled with any other moneys. The Servicer shall take all required action to assure that the Trustee shall have the right to withdraw funds from such account if the Servicer shall fail to make a timely withdrawal required pursuant to the terms of this Agreement. The Servicer shall notify the Trustee and the Depositor in writing of the location and account number of the Central Account and shall not change such location or account number until prior written notice of the new location or account number has been delivered to the Trustee and the Depositor. Neither the Central Account (or any Sub-Account thereof) nor any funds on deposit therein shall be part of the Trust Fund or the Trust REMIC. The rights of the Trustee under the Loan Documents with respect to funds on deposit in the Central Account shall not be part of the Trust REMIC but shall be part of the Trust Fund.

            (ii) Funds in the Central Account shall be invested by the Servicer in Permitted Investments in accordance with the provisions of each Mortgage. Any fees charged for cash management services by the institution where the Central Account is maintained will be paid by each Grantor pursuant to the related Mortgage.

            (iii) To the extent the Servicer receives any funds described in clauses (A) through (D) below, after receipt thereof, the Servicer shall deposit such amounts into the Central Account and allocate them to the Debt Service Payment Sub-Account (x) on the Business Day following receipt (in the case of items (A), (B) and (C) below), or (y) in the case of item (D) below or unscheduled remittances of principal or interest, on the Business Day following identification of the proper application of such amounts:

                  (A) amounts received from a Grantor to be applied to payments on account of principal, including Principal Prepayments and the principal component of Monthly Payments, on the Mortgage Loan;

                  (B) amounts received from a Grantor to be applied to payments on account of interest on the Mortgage Loan;

                  (C) all Loss Proceeds (other than proceeds required to be applied to the restoration of a Mortgaged Property or released to the related Grantor in accordance with the related Mortgage); and

                  (D) amounts received from a Grantor to be applied to Prepayment Premiums.

          (iv) The Servicer may at any time withdraw from the Central Account the following amounts for the following purposes (except that the Servicer may withdraw such amounts from funds already allocated to a Sub-Account (other than the Debt Service Payment Sub-Account or the Curtailment Reserve Sub-Account) to the extent, but only to the extent, any of such following amounts constitutes a Nonrecoverable Advance and may in no event withdraw any such amounts from the Basic Carrying Costs Sub-Account):

                  (A) to reimburse the Fiscal Agent, the Trustee and itself, in that order, for any Advance made by any of them that has not previously been reimbursed to them, including any Advance previously made that the Person that made such Advance determines to be a Nonrecoverable Advance, plus interest thereon accrued at the Advance Rate;

                  (B) to reimburse itself for expenses advanced pursuant to this Agreement that are reimbursable from payments by either Grantor, including, but not limited to, insurance premiums, appraisal fees and collection fees previously due and unpaid, plus interest on each of the foregoing amounts accrued at the Advance Rate;

                  (C) to reimburse the Fiscal Agent, the Trustee and itself, in that order, for any amounts reimbursable pursuant to the terms of the Mortgage Loan and not previously reimbursed pursuant to subsection (A) or (B) above, including interest at the Advance Rate;

                  (D) in the event that a Special Servicer has been appointed hereunder, to pay to the Special Servicer the Special Servicing Fee;

                  (E) to pay itself any Servicing Fee (other than the Servicing Fee for the current month) previously due and unpaid, plus interest thereon accrued at the Advance Rate; and

                  (F) to pay itself or the Special Servicer, as the case may be, any Modification Fees and Liquidation Fees owed to such Person.

            (v) On each Payment Date with respect to the amounts set forth in clauses (a)(v)(A), (a)(v)(B) and (a)(v)(C) below, and on the Business Day prior to the related Distribution Date with respect to all other amounts set forth below in this clause (a)(v), the Servicer shall withdraw from the Central Account, in the following order of priority, the following amounts for the following purposes (provided that no amount shall be counted more than once), in each case to the extent of the amounts on deposit therein after withdrawal therefrom of all amounts payable pursuant to clause (a)(iv) above (except that the Servicer may in no event withdraw any such amounts from the Basic Carrying Costs Sub-Account):

                  (A) to pay to Persons entitled thereto any sums deposited in error in the Central Account;

                  (B) to pay to itself the Servicing Fee for the related Distribution Date from funds on deposit in the Debt Service Payment Sub-Account;

                  (C) to pay or reimburse the Servicer, the Fiscal Agent, the Trustee and the Depositor for any other amounts reimbursable pursuant to the terms of the Mortgage Loan and not previously paid or reimbursed pursuant to subsection (iv) above, including all Advances and interest thereon at the Advance Rate;

                  (D) to pay (or set aside for eventual payment) any and all taxes imposed on the Trust REMIC by federal or state governmental authorities to the extent such taxes have not been paid pursuant to
      Article X;

                  (E) following the appointment of a Successor Manager, to pay to the Successor Manager the Management Fee;

                  (F) to make payment to the Trustee, for deposit into the Certificate Account, of all funds on deposit in the Debt Service Payment Sub-Account and the Curtailment Reserve Sub-Account (excluding any Default Rate Interest) remaining after giving effect to any withdrawals therefrom pursuant to clause (a)(iv) and any withdrawals therefrom pursuant to this clause (a)(v) of this
      Section 3.04;

                  (G) to make payment to the Trustee, for deposit into the Default Interest Account, of all funds on deposit in the Debt Service Payment Sub-Account representing payments on the Mortgage Note applied to Default Rate Interest during the related
      Interest Accrual Period less amounts thereof retained by the Servicer for payment of accrued and unpaid interest on P&I Advances. Notwithstanding any other provisions in this Agreement, Default Rate Interest paid under the Mortgage Note shall be applied by the Servicer only to the payment of interest on P&I Advances or for transfer to the Default Interest Account; and


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

                  (H) to clear and terminate the Central Account pursuant to
      Section 9.01.

            Amounts withdrawn from the Central Account to make the payments set forth in clauses (a)(v)(B) through (a)(v)(F) above shall be withdrawn, first from amounts allocated to the Debt Service Payment Sub-Account, second, after the Balloon Anticipated Repayment Date, from amounts allocated to the Curtailment Reserve Sub-Account to the extent funds on deposit therein are made available to make payments on the Mortgage Loan Principal Balance and other amounts payable on the Mortgage Note after the Mortgage
Loan Principal Balance has been reduced to zero, or are required to be made so available pursuant to Section 5.11 of each Mortgage and, third, from any other amounts on deposit in the Central Account including amounts allocated to any Sub-Account (other than the Basic Carrying Costs Sub-Account) at the discretion of the Servicer but, in the case of this clause third, only to the extent funds withdrawn pursuant to clauses first and second above, plus any P&I Advance to be made as of the close of business on the related Servicer Advance Date with respect to such Payment Date, are less than the Required Debt Service Payment for the related Payment Date.

            The Servicer shall keep and maintain separate accounting, on a Mortgaged-Property-by-Mortgaged-Property basis, for the purpose of justifying any withdrawal from the Central Account and determining any shortfall or overpayment of any amounts due from or on behalf of each Mortgagor or each Mortgaged Property. All Advances shall be repaid in the order in which originally advanced, and Advances owed to any prior Servicer shall be repaid in full, with interest, prior to the repayment of Advances made by the successor Servicer.

            (b)(i) If a Mortgage Loan Event of Default occurs, the Servicer shall establish the Servicer Collection Account. The Servicer Collection Account shall at all times be an Eligible Account and shall relate solely to the Certificates, and funds in the Servicer Collection Account shall not be commingled with any other moneys. The Servicer shall take all required action to assure that the Trustee shall have the right to withdraw funds from such account if the Servicer fails to make a timely withdrawal required pursuant to the terms of this Agreement. The Servicer shall notify the Trustee and the Depositor in writing of the location and account number of the Servicer Collection Account and shall not change such location or account number until prior written notice of the new location or account number has been delivered to the Trustee and the Depositor. The Servicer Collection Account and all funds on deposit therein shall be part of the Trust Fund and the Trust REMIC. The Servicer shall deposit into the Servicer Collection Account on the Business Day following receipt the following amounts received by it:

                  (A)  all Liquidation Proceeds net of applicable Servicing
      Fees;

                  (B) all amounts received by it as rental income on any Foreclosed Property; and

                  (C) all amounts required to be deposited by the Servicer pursuant to Sections 3.06(a) and 3.06(b).

      (ii) The Servicer shall make withdrawals from the Servicer Collection Account only for the following purposes and to the extent withdrawals of the same amounts have not previously been made from the Central Account:

                  (A) to withdraw amounts deposited therein in error and to pay such amounts to the Persons entitled thereto;

                  (B) to make payment to the Trustee, for deposit into the Certificate Account, of all funds on deposit in the Servicer Collection Account remaining after giving effect to any withdrawals therefrom pursuant to clauses (A), (C), (D) and (E) of this Section 3.04(b)(ii);

                  (C) in the event that a Special Servicer has been appointed hereunder, to pay to the Special Servicer the Special Servicing Fee (to the extent not paid pursuant to Section 3.04(a)(iv)(D));

                  (D) to pay itself or the Special Servicer, as the case may be, any Modification Fees and Liquidation Fees owed to it (to the extent not paid pursuant to Section 3.04(a)(iv)(F)) and to reimburse itself or the Special Servicer, as the case may be, from Liquidation Proceeds with respect to a Mortgaged Property for Liquidation Expenses or other expenses of disposing of such Mortgaged Property, including interest thereon at the Advance Rate, incurred in connection with such Mortgaged Property;

                  (E) to pay or reimburse the Servicer, the Fiscal Agent, the Trustee and the Depositor for any other amounts reimbursable pursuant to the terms of the Mortgage Loan and not previously paid or reimbursed pursuant to Section 3.04(a), including all Advances and interest thereon at the Advance Rate; and

                  (F) to clear and terminate the Servicer Collection Account pursuant to Section 9.01.

            Funds in the Servicer Collection Account may be invested by the Servicer in Permitted Investments maturing or redeemable no later than the Business Day preceding the Distribution Date upon which such amounts are to be distributed. All income and gain (net of any losses) shall be held in such account for distribution to the Servicer pursuant to Section 3.12. The Trustee shall not be liable for any losses incurred on such Permitted Investments.

            (c) On or before the Closing Date, the Trustee shall establish the Certificate Account. The Certificate Account shall at all times be an Eligible Account and shall relate solely to the Certificates, and the Paying Agent and the Trustee shall have the exclusive right to withdraw funds therefrom. The Certificate Account shall be part of both the Trust REMIC and the Trust Fund. The Trustee shall deposit into the Certificate Account, on the Business Day received, all moneys remitted by the Servicer pursuant to Section 3.04(a)(v)(F) (other than collections on the Mortgage Loan in respect of Default Rate Interest) and Section 3.04(b)(ii)(B) on each Servicer Advance Date all Advances with respect to the related Distribution Date. The Paying Agent and


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

Trustee shall make withdrawals from the Certificate Account only for the following purposes:

                  (i) to withdraw amounts deposited in the Certificate Account in error and pay such amounts to the Persons entitled thereto;

                  (ii) to pay to itself the Trustee Fee for the related Distribution Date to the extent not remitted to it by the Servicer pursuant to Section 8.05;

                  (iii) to reimburse the Trustee for the cost of any Nondisqualification Opinion reimbursable pursuant to this Agreement as a Trust Fund expense and not previously reimbursed;

                  (iv) to make distributions to the Certificateholders pursuant to Section 4.01 (other than in respect of Default Rate Interest); and

                  (v) to clear and terminate the Certificate Account pursuant to
      Section 9.01.

            Funds in the Certificate Account shall be retained therein by the Trustee and shall not be invested.

            (d) On or before the Closing Date, the Trustee shall establish the Default Interest Account. The Default Interest Account shall at all times be an Eligible Account and shall relate solely to the Regular Certificates, and the Trustee shall have the exclusive right to withdraw funds therefrom. The Default Interest Account shall be an asset of the Trust Fund but not of the Trust REMIC. The Trustee shall deposit into the Default Interest Account, on the Business Day received, all moneys remitted from the Debt Service Payment Sub-Account by the Servicer pursuant to Section 3.04(a)(v)(G), representing Default Rate Interest payable under the Mortgage Loan less amounts retained by the Servicer for payment of accrued and unpaid interest on P&I Advances. The Trustee shall make withdrawals from the Default Interest Account only for the following purposes:

                  (i) to withdraw amounts deposited in the Default Interest Account in error and to pay such amounts to the Person entitled thereto; and

                  (ii) to make distributions to the holders of Regular Certificates pursuant to Section 4.01(b).

      Funds in the Default Interest Account shall be retained therein by the Trustee and shall not be invested.

            (e) On or before the Closing Date, the Servicer shall establish the Rent Accounts pursuant to the Mortgages. Funds in each Rent Account shall be transferred to the Central Account in accordance with the terms of the Mortgages. The Rent Accounts shall relate solely to the Certificates issued by the Trust Fund hereunder, and funds in the Rent Accounts shall not be commingled with any other moneys. The Servicer shall take all required action to assure that the Trustee shall have the right to withdraw funds from the Rent Accounts if the Servicer fails to cause timely transfers to be made from the Rent Accounts to the Central Account pursuant to the terms of the Mortgages. The Servicer shall notify the Trustee and the Depositor in writing of the location and account number of the Rent Accounts and shall not change such location or account number until prior written notice of the new location or account number has been delivered to the Trustee and the Depositor. Neither the Rent Accounts nor any funds on deposit therein shall be part of the Trust Fund or the Trust REMIC. The rights of the Trustee under the Loan Documents with respect to funds on deposit in the Rent Accounts shall not be part of the Trust REMIC but shall be part of the Trust Fund.

            (f) The foregoing requirements for deposit in the Central Account (including the Debt Service Payment Sub-Account therein), the Servicer Collection Account, the Certificate Account and the Default Interest Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of charges for beneficiary statements, demand fees and other similar charges payable by the Mortgagors need not be deposited by the Servicer in the Servicer Collection Account, the Certificate Account or the Default Interest Account. All funds deposited by the

Servicer in the Central Account (including the Debt Service Payment Sub-Account therein), the Servicer Collection Account, the Certificate Account or the Default Interest Account shall be held in trust for the benefit of the Mortgagors or the Certificateholders, as their interests may appear, until disbursed or withdrawn in accordance herewith or in accordance with each Mortgage. Except as expressly permitted or required hereunder, the Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to the Central Account (including the Debt Service Payment Sub-Account therein), the Servicer Collection Account, the Certificate Account or the Default Interest Account, or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature (other than liens created pursuant to this Agreement and the Loan Documents).

            Section 3.05. Collection of Impositions, etc.; Escrow Account.
(a) If under the terms of the Loan Documents the Servicer shall be required to establish escrow or impound accounts in addition to the Basic Carrying
Costs Sub-Account and any other fund or account expressly created under the Mortgages, the Servicer shall, in addition to the Central Account, and pursuant to any Sub-Servicing Agreement with a Sub-Servicer, the Sub-Servicer will be required to, establish and maintain one or more custodial accounts, each of which shall be an Eligible Account, or an account designated by the Mortgagor if the Mortgage Loan so requires (each, an "Escrow Account") and shall deposit therein any collections of amounts received with respect to costs due for the account of the Mortgagor and in respect of which such account was established. Subject to the terms of the Mortgage Note and the Mortgages and further subject to applicable law, any funds in any Escrow Account shall be invested in Permitted Investments that mature prior to the date on which payments have to be made out of the related Escrow Account and any such Permitted Investment shall not be sold or disposed of prior to its maturity. Withdrawals from any Escrow Account may be made (to the extent permitted by the Loan Documents) only (i) to effect timely payment of such costs in connection with the Mortgage Loan, (ii) to reimburse the Servicer or a Sub-Servicer out of related collections for advances with respect to such costs, (iii) to refund to the Mortgagor any sums determined to be overages, (iv) to pay interest, if any, owed to Mortgagor on such accounts to the extent required by law or the Mortgage Loan or (v) to clear and terminate such Escrow Accounts on the termination of this Agreement.

            (b) The Servicer shall maintain accurate records with respect to each Mortgaged Property reflecting the status of Basic Carrying Costs and other similar items that are or may become a lien thereon and the status of insurance premiums payable in respect of Required Insurance Policies, and, if applicable, ground rent, payable in respect thereof. The Servicer shall obtain, from time to time, all bills for the payment of such items (including renewal premiums). The Servicer shall effect payment of all such bills prior to the applicable penalty or termination date, employing for such purpose amounts available in any account established for such purpose under either Mortgage or in the Escrow Account as allowed under the terms of the Deed of Trust

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

Loan. If such bills are not paid either by the Mortgagors or from amounts on deposit in any such account, as the case may be, the Servicer shall advance from its own funds amounts payable with respect to all such items related to any Mortgaged Property when and as the same shall become due and payable, which advance shall constitute a Carrying Costs Advance. Nothing in this Section shall be deemed to require the Servicer to make a Nonrecoverable Advance.

            Section 3.06. Maintenance of Insurance and Errors and Omissions and Fidelity Coverage. (a) The Servicer shall cause to be maintained for each Mortgaged Property all insurance required by the terms of each Mortgage in the amounts set forth therein. The Servicer shall also cause all such insurance to be maintained on any Foreclosed Property. Pursuant to Section 3.04, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or Foreclosed Property or amounts released to the related Mortgagor in accordance with the terms of the related Mortgage) shall be deposited in the Central Account (or the Servicer Collection Account, in the case of amounts collected under policies covering Foreclosed Property). All costs for premiums for insurance coverage obtained by the Servicer shall be reimbursable to the Servicer as a Carrying Costs Advance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Trustee and to the Servicer for the benefit of the Trustee, and shall provide for at least 30 days' prior written notice of any cancellation, reduction in amount or material change in coverage to the Trustee and the Servicer. The Servicer shall not interfere with the Mortgagors' freedom of choice in selecting either its insurance carrier or agent; provided, however, that if permitted by applicable State law, as applicable, the Servicer shall not accept any such insurance policies from insurance companies unless such companies, at the time of selection of such companies and at the time of renewal of such insurance policies, are acceptable under Accepted Servicing Practices and the Mortgages. Nothing in this Section shall be deemed to require the Servicer to make a Nonrecoverable Advance.

            (b) In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties with an insurer (i) that is rated by A.M Best Company A+:X or higher and (ii) (A) the claims paying ability of which has been rated at least "AA" by the Rating Agency or (B) the use of which would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Regular Certificates, the Servicer shall conclusively be deemed to have satisfied its obligations as set forth in
Section 3.06(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event a policy complying with Section 3.06(a) shall not have been maintained on the related Mortgaged Property and a loss shall occur that would have been covered by such policy, deposit in the Servicer Collection Account out of its own funds the amount not otherwise payable under the blanket policy because such deductible clause is in excess of the deductible clause contained in a policy obtained under Section 3.06(a). Any such deposit by the Servicer shall be made on the Servicer Advance Date preceding the Distribution Date upon which the proceeds represented by such deposit are required to be distributed to Certificateholders. In connection with its activities as administrator and servicer of the Mortgage Loan, the Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

            (c) The Servicer (or, if a subsidiary of the Servicer is acting as Sub-Servicer, such Sub-Servicer) shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy covering its officers and employees and other persons acting on its behalf in connection with its activities under this Agreement. Such insurance shall be maintained with an insurer (A) the claims paying ability of which has been rated at least "AA" by the Rating Agency or (B) the use of which would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Regular Certificates. The amount of coverage shall be at least equal to the coverage that is required by FNMA or FHLMC, whichever is greater, with respect to the Servicer or the Sub-Servicer if the Servicer or the Sub-Servicer were servicing and administering the Mortgage Loan for FNMA or FHLMC in addition to other mortgage loans then being serviced and administered by the Servicer. In the event that any such bond or policy ceases to be in effect, the Servicer shall obtain a comparable replacement bond or policy. Coverage of the Servicer under a policy or bond that is obtained by an Affiliate of the Servicer and that provides the coverage and continues for the term required by this Section shall satisfy the requirements of this Section. No provision of this Section requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The Servicer shall deliver or cause to be delivered to the Trustee, upon its reasonable request, a certificate of insurance from the surety, insurer or insurance broker and Servicer covenants that it will not terminate or materially modify any such bond or policy without 30 days' prior written notice to the Trustee. Notwithstanding the foregoing, the Servicer shall be entitled to provide self insurance with respect to its obligation to maintain the blanket fidelity bond and, only so long as the long-term unsecured debt obligations of the Servicer are rated at least "AA" by the Rating Agency, the Servicer shall be entitled to provide self-insurance with respect to its obligation to maintain an errors and omissions insurance policy.

            Section 3.07. "Due-on-Sale" Clauses; Assumption Agreements. (a) To the extent the Mortgage Loan contains enforceable "due-on-sale" or "due-on-encumbrance" clauses, the Servicer shall enforce such clauses upon receipt of knowledge by a Servicing Officer of any such sale or encumbrance.

            (b) Notwithstanding the foregoing or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by a Mortgagor of the related Mortgaged Property or any assumption of the Mortgage Loan by operation of law which the Servicer in good faith determines it may be restricted by law from preventing.

            (c) If the "due-on-sale" or "due-on-encumbrance" clause will not be exercised pursuant to Section 3.07(a) above, the Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom the related Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage


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

Note, and, unless prohibited by applicable state law, the related Mortgagor remains liable thereon. If the continued liability of such Mortgagor is prohibited by applicable state law, the Servicer is hereby authorized to enter into a substitution of liability agreement with such Person pursuant to which such Mortgagor is released from liability and such Person is substituted as mortgagor with respect to such Mortgaged Property and becomes liable under the Mortgage Note.

            Section 3.08. Realization Upon Mortgaged Properties. (a) The Servicer shall, consistent with Accepted Servicing Practices and the provisions of each Mortgage, and in the name of and on behalf of the Trustee, promptly and diligently exercise the Trustee's remedies under such Mortgage upon the occurrence of a Mortgage Loan Event of Default thereunder, as permitted under such Mortgage. Notwithstanding the foregoing, the Servicer shall promptly commence foreclosure following the Scheduled Loan Maturity Date, unless prior to that time the term of the Mortgage Loan has been extended with approval of Certificateholders holding 100% of the Voting Rights and the Servicer has received a Nondisqualification Opinion with respect to such extension. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general commercial mortgage loan servicing activities for third parties and as are consistent with Accepted Servicing Practices. The foregoing is subject to the provision that the Servicer shall be required to make a Carrying Costs Advance to restore property damaged by an Uninsured Cause only if the Servicer determines that such restoration will increase the Liquidation Proceeds to the Certificateholders after reimbursement to itself for such expenses and such Carrying Costs Advance would not be a Nonrecoverable Advance. The Servicer shall advance all other costs and expenses incurred by it in any such proceedings as a Carrying Costs Advance.

            (b) Notwithstanding the foregoing, the Servicer shall not acquire for the benefit of the Trust Fund any personal property pursuant to this Section
3.08 unless either:

                  (i) such personal property is incidental to real property (within the meaning of Section 856(e)(1) of the

      Code) so acquired by the Servicer for the benefit of the Trust Fund; or

                (ii) the Servicer shall have requested and received a Nondisqualification Opinion, the cost of which shall be advanced as a Carrying Costs Advance, with respect to the holding of such property.

            (c) The Servicer shall not, on behalf of the Trust Fund, obtain title to either Mortgaged Property as a result or in lieu of foreclosure or otherwise, and shall not otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Trust Fund, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any applicable comparable federal, state or local law, or a "discharger" or "responsible party" thereunder, unless the Servicer has also previously determined in accordance with Accepted Servicing Practices, based on a report prepared by an Independent Person who regularly conducts environmental site assessments in accordance with the standards of FNMA for environmental assessments, that:

                  (i) such Mortgaged Property is in compliance with applicable Environmental Laws or, if not, that taking such actions as are necessary to bring such Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a present value basis than not taking such actions; and

                (ii) such report has identified no circumstances present at such Mortgaged Property relating to the use, management or disposal of any Hazardous Materials, hazardous substances, hazardous wastes or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that, if any such conditions exist, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis than not taking such actions.

            If the Servicer has so determined based on satisfaction of the criteria in this Section 3.08(c) that it would be in the best economic interest of the Trust Fund to take any such actions, the Servicer shall notify the Trustee in writing setting forth in reasonable detail the reasons for its determination, and the Trustee, in turn, shall send a copy of such report to the Certificateholders and the Rating Agency notifying them of their right to object to such proposed action. Such proposed action shall be taken unless the Trustee shall have received and delivered to the Servicer, within 30 days after the Trustee shall have sent such report to the Certificateholders, written instructions from the Holders evidencing, in the aggregate, at least a majority of the Voting Rights of the Regular Certificates, directing the Servicer not to take such action. If the Servicer determines that taking such actions as are necessary to bring the Mortgaged Properties into compliance with applicable environmental laws, or taking such actions with respect to the containment, clean-up, removal or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleumbased materials affecting the Mortgaged Properties, is not reasonably likely to produce a greater recovery on a present value basis than not taking such actions, the Servicer shall notify the Trustee in writing setting forth in reasonable detail the reasons for its determination and any action that it determines to take, and the Trustee, in turn, shall notify the Certificateholders of their right to give contrary direction; provided, however, that the Servicer will not be obligated to advance from its own funds the cost of any such compliance, containment, clean-up or remediation. The Servicer shall take such alternative action as it deems to be in the best economic interests of the Trust Fund, consistent with Accepted Servicing Practices, including, without limitation, releasing the lien of the Mortgages with respect to the Mortgaged Properties, unless the Trustee has received and delivered to the Servicer within 30 days after such notification to the Certificateholders, contrary directions from the Certificateholders evidencing, in the aggregate, at least a majority of the Voting Rights.

            (d) The environmental site assessments contemplated by Section 3.08(c) shall be prepared by any Independent Person who regularly conducts environmental site assessments for purchasers of comparable properties, as determined by the Servicer in a manner consistent with Accepted Servicing Practices. The cost of preparation of any environmental assessment shall be advanced by the Servicer as a Carrying Costs Advance, subject to the provisions of Section 3.18(d).

            (e) If the Servicer determines, pursuant to Section 3.08(c), that taking such actions as are necessary to bring any Mortgaged Property into compliance with applicable Environmental Laws or taking such actions with respect to the containment, clean-up, removal or remediation of Hazardous Materials, hazardous substances, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property is not reasonably likely to produce a greater recovery on a present value basis than not taking such actions, and the Trustee has not received contrary directions from Certificateholders as set forth in the last paragraph of Section 3.08(c), then the Servicer shall take such action as it deems to be in the best economic interests of the Trust Fund, including without limitation releasing the lien of the Mortgage with respect to the affected Mortgaged Property.

            Section 3.09. Trustee to Cooperate; Release of Items in Mortgage File. From time to time and as appropriate for the servicing or foreclosure of any Mortgaged Property, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a trust receipt in the form of
Exhibit I hereto executed by a Servicing Officer, release or cause to be released any items from the Mortgage File to the Servicer. The Trustee, upon receipt of written instructions executed by a Servicing Officer and satisfactory to the Trustee, shall execute such documents furnished to it as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Servicer to return such items to the Trustee when the need therefor by the Servicer no longer exists.

            Section 3.10. Title and Management of Foreclosed Property. (a) In the event that title to any Mortgaged Property is acquired by the Servicer for the benefit of Certificateholders in foreclosure or by deed in lieu of foreclosure or otherwise, the deed or certificate of sale shall be taken in the name of the Trustee, or its nominee, on behalf of the Certificateholders. The Servicer shall consult with counsel to determine when an

Acquisition Date shall be deemed to occur under the REMIC Provisions with respect to any Mortgaged Property and shall notify the Trustee in writing of the date so determined. The Servicer, on behalf of the Trust Fund, shall sell any Foreclosed Property as expeditiously as possible, but in all events within the time period and subject to the conditions set forth in Section 10.02. Subject to
Section 10.02, the Servicer shall manage, conserve, protect and operate each Foreclosed Property for the Certificateholders solely for the purpose of its prompt disposition and sale, including acting as or appointing a Successor Manager. In connection with such management, the Successor Manager shall be entitled to the related Management Fee solely from the Trust Fund. The Servicer shall not be liable for the acts or omissions of the Successor Manager.

            (b) If the Trust Fund acquires any Foreclosed Property, the Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement and Accepted Servicing Practices, to do any and all things in connection therewith for the benefit of the Trust Fund, all on such terms and for such period as the Servicer deems to be in the best interest of Certificateholders, and shall pay from funds on deposit in the Servicer Collection Account or, to the extent such funds are insufficient, shall advance as a Carrying Costs Advance:

                  (i) all insurance premiums due and payable in respect of such Foreclosed Property;

                  (ii) all Impositions in respect of such Foreclosed Property that could result or have resulted in the imposition of a lien thereon;

                  (iii) all ground rental payments, if applicable, with respect to the Foreclosed Property; and

                  (iv) all costs and expenses necessary to maintain such Foreclosed Property,

if, but only if, such advance would not be a Nonrecoverable Advance.


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

            (c) The Servicer, in the name of the Trustee, may contract with any Successor Manager for the operation and management of any Foreclosed Property, provided that no such contract shall impose individual liability on the Trustee or the Servicer, and provided further that:

                  (i) the terms and conditions of any such contract shall not be inconsistent herewith (including those set forth in the definition of Management Fee);

                  (ii) any such contract shall require, or be administered to require, that the Successor Manager (A) pay from revenues of the Foreclosed Property all Operating Expenses incurred in connection with the operation and management of the Foreclosed Property and (B) deposit on a daily basis all Net Operating Income into the Servicer Collection Account;

               (iii) none of the provisions of this Section 3.10(c) relating to any such contract or to actions taken by any such Successor Manager shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of Certificateholders with respect to the operation and management of any such Foreclosed Property; and

                (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such Foreclosed Property.

The Servicer in the name of the Trustee on behalf of the Trust Fund shall be entitled to enter into an agreement with any Successor Manager performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Successor Manager, and nothing in this Agreement shall be deemed to limit or modify such indemnification. All Management Fees shall be an expense of the Trust Fund subject to reimbursement pursuant to Section 3.04(a)(v)(E). The Servicer agrees to monitor the performance of the Successor Manager and to enforce the obligations of the Successor Manager on behalf of the Trustee in accordance with Accepted Servicing Practices.


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

Expenses incurred by the Servicer in connection herewith shall qualify as Carrying Costs Advances. The Successor Manager shall not be deemed to be a subservicer or agent of the Servicer. The agreement with the Successor Manager may also provide for the indemnification of the Successor Manager by the Trust Fund for any losses, claims or expenses suffered or incurred by the Successor Manager other than such losses, claims or expenses resulting from the willful misfeasance, bad faith or negligence of the Successor Manager.

            Section 3.11. Sale of Foreclosed Properties. (a) At the time of acquisition of any Foreclosed Property by the Trust Fund, the Servicer, as a Carrying Costs Advance, shall on behalf of the Trust Fund obtain an appraisal of the Foreclosed Property from an Appraiser approved by the Trustee in order to determine the fair market value of the Foreclosed Property, shall provide copies of such appraisal to the Trustee, the Depositor and the Rating Agency. The Servicer may offer to sell to any Person any Foreclosed Property, if and when the Servicer determines, consistent with Accepted Servicing Practices, and the Trustee, consistent with Section 9.01, agrees, that such a sale would be in the best economic interests of the Trust Fund, but shall, in any event, so offer to sell any Foreclosed Property no later than the time determined by the Servicer to be sufficient to result in the sale of such Foreclosed Property on or prior to the date specified in Section 10.02. The Servicer shall give the Trustee not less than five days' prior notice of its intention to sell any Foreclosed Property and shall accept the highest bid received from any Person (which Person shall certify in its bid as to whether it is an Interested Person) for any Foreclosed Property in an amount at least equal to the sum of:

                  (i) the Allocated Loan Amount with respect to the related Mortgaged Property; and

                (ii) all unpaid interest accrued thereon at the highest Component Rate in effect from time to time through the date of sale with respect to each Component.

In the absence of any such bid, the Servicer shall take the following actions, so long as, in each case, such actions taken by the Servicer are consistent with Accepted Servicing Practices,


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

the Servicer shall accept the highest cash bid received from any Person that is not less than the fair market value of the Foreclosed Property as set forth in the appraisal obtained under this Section. In the absence of any such bid, the Servicer shall offer the Foreclosed Property for sale to any Person other than an Interested Person, in the discretion of the Servicer in accordance with Accepted Servicing Practices, and shall accept the highest cash bid received therefor. If no such bid is received, any Interested Person may resubmit its original bid (or a new bid), and the Servicer shall accept the highest outstanding cash bid, regardless of from whom received. No Interested Person shall be obligated to submit a bid to purchase any Foreclosed Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any Foreclosed Property pursuant hereto.

            (b) In determining the fair market value of the Foreclosed Property, the Appraiser shall take into account, as applicable, among other factors, the financial standing of the tenants of the Foreclosed Property, the physical condition of the Foreclosed Property, the state of the local economy and the Trust Fund's obligation to dispose of any Foreclosed Property within the time period specified in Section 10.02.

            (c) Subject to the provisions of Sections 3.10 and 10.02, the Servicer shall act on behalf of the Trust Fund in negotiating and taking any other action necessary or appropriate in connection with the sale of any Foreclosed Property, including the collection of all amounts payable in connection therewith. Any sale of any Foreclosed Property shall be without warranty by, or recourse to, the Trustee, the Depositor, the Servicer, the Trust Fund, the Certificateholders or any other Person and if consummated in accordance with the terms of this Agreement, none of the Servicer, the Depositor or the Trustee shall have any liability to any Certificateholder with respect to the purchase price thereof. The Trustee and the Servicer shall not be liable for any losses incurred on such Permitted Investments.

            (d) The proceeds of any sale effected pursuant to Section 3.11(c), after deducting the expenses incurred in


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

connection therewith, shall be deposited as Net Proceeds in the Servicer Collection Account.

            Section 3.12. Servicing Compensation. (a) On the Payment Date of each month, commencing in January 1997, the Servicer shall be entitled to retain from payments made on the Mortgage Loan (or from Liquidation
Proceeds), as servicing compensation, its Servicing Fee for the related Distribution Date. Additional servicing compensation in the form of Modification Fees, interest on Advances, Special Servicing Fees, Liquidation Fees, assumption fees (to the extent paid by the related Mortgagor or assuming party) and other similar charges and the investment earnings on amounts in the Servicer Collection Account shall be paid to the Servicer (to the extent not paid to or retained by a Sub-Servicer). Late Charges shall be paid to the Servicer pursuant to Section 4.01. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including, but not limited to, the fees and expenses of any Sub-Servicer required to be paid by the Servicer pursuant to any Sub-Servicing Agreement, premiums for the blanket hazard insurance policy and, if applicable, the blanket fidelity bond and errors and omissions policy required by Section 3.06) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement or the Loan Documents. With respect to any liquidation of the Mortgaged Properties by the Servicer or any sale or disposition of the Mortgage Loan by the Servicer following a Deed of Trust Loan Event of Default, the Servicer will receive a "Liquidation Fee" equal to the product of (i) the net proceeds received on the Mortgaged Properties or the Mortgage Loan in connection with such liquidation, sale or disposition and (ii)(a) 0.50% if such liquidation, sale or disposition occurs within twelve months after the date on which the Mortgage Loan has been accelerated and (b) 0.25% if such liquidation, sale or disposition occurs following the end of such twelve-month period.

            (b) No transfer, sale, pledge or other disposition of the Servicer's right to receive all or any portion of the Servicing Fee or any Special Servicing Fee, Modification Fee or Liquidation Fee shall be made, and any such attempted transfer, sale, pledge or other disposition shall be void, unless such transfer is made to a successor servicer in connection with the


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

assumption by such successor servicer of the Servicer's duties hereunder pursuant to Section 7.04 and all (and not a portion) of the Servicing Fees, Special Servicing Fees, Modification Fees and Liquidation Fees are transferred to such successor servicer.

            Section 3.13. Reports to the Trustee; Rent Account, Central Account and Servicer Collection Account Statements. (a) Not later than 15 days after each Distribution Date, the Servicer shall forward to the Manager, the Rating Agency, the Depositor and the Trustee, and the Trustee upon request shall forward to the Initial Purchasers and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Rent Accounts, the Central Account and the Servicer Collection Account and of any funds or accounts established under the Mortgages as of the close of business on the Business Day immediately preceding such Distribution Date showing, for the period covered by such statement, (i) the aggregate of deposits into and withdrawals from each Rent Account, (ii) the aggregate of deposits into and withdrawals from the Central Account, the Debt Service Payment Sub-Account and any other Sub-Account for each category specified in Sections 3.04(a)(iii), (iv) and (v) and the aggregate of deposits into and withdrawals from the Central Account (and the Sub-Accounts therein) in accordance with the Mortgages and (iii) the aggregate of deposits into and withdrawals from the Servicer Collection Account. Copies of such statement provided by the Servicer to the Trustee shall be provided by the Trustee to Certificateholders and to any Beneficial Owner of Certificates upon written request to the Trustee, in each case, free of charge. The Trustee shall not be liable for its failure to forward such statement to the extent it has not received such statement from the Servicer in a timely manner.

            (b) No later than five Business Days prior to any Distribution Date, if the Mortgagors have provided notice of an optional principal prepayment of all or a portion of the Mortgage Loan, the Servicer shall deliver to the Trustee and the Rating Agency by electronic transmission (or such other medium as to which the Servicer and the Trustee may agree from time to time) a report which shall contain all information then in the Servicer's possession required to be delivered by the Servicer in Section 3.13(c).

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

            (c) Not later than 10:00 a.m., New York time, two Business Days prior to each Distribution Date, the Servicer shall deliver to the Trustee, in electronic media and hard copy, a report setting forth the amount of funds to be remitted to the Trustee on the Business Day preceding each Distribution Date and all other final information required to be provided to the Trustee to enable it to prepare the statement to Certificateholders described in Section 4.02 and any other related information as the Trustee may reasonably require substantially in the form of Exhibit K. The Trustee may conclusively rely on information provided by the Servicer and shall have no obligation to recompute, recalculate, or verify the accuracy of such information. The Servicer shall also provide such information in writing and computer readable magnetic tape or diskette upon written request in writing to the Initial Purchasers or the Rating Agency.

            (d) After a Mortgage Loan Event of Default, the Servicer shall
(i) furnish to the Trustee the originals of all agreements entered into by the Servicer in the name of the Trustee relating to the Mortgage Loan, (ii) advise the Trustee in writing of any event or circumstance materially affecting the related Turst Property or the interests of the Certificateholders therein, and (iii) furnish, and request the Manager or any Successor Manager, as applicable, to furnish, to the Trustee such other reports with respect to such Mortgaged Property, its condition, tenants, and the income resulting therefrom as the Trustee may reasonably request in writing to the extent available to the Servicer.

            Section 3.14. Annual Statement as to Compliance. The Servicer will deliver to the Trustee, the Initial Purchasers, the Rating Agency and the Depositor on or before March 31 of each year beginning March 31, 1997, an Officer's Certificate stating as to each signer thereof that (a) a review of the activities of the Servicer or Depositor, as the case may be (and, in the case of any such Officer's Certificate required to be delivered hereunder by the Servicer, of the Servicer's performance under this Agreement), during the preceding calendar year (or since the Closing Date in the case of the first such Officer's Certificate), has been made under such officer's supervision; (b)


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

in the case of any such Officer's Certificate required to be delivered hereunder by the Servicer, to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such period, or if there has been a default in the fulfillment of any such obligations, specifying each such default known to such officer and the nature and status thereof; and (c) whether the Servicer or the Depositor, as the case may be, has received any notice regarding qualification or challenging the status of the Trust REMIC as a REMIC from the IRS or any other governmental agency or body. Copies of such statements provided to the Trustee by the Servicer and Depositor shall also be provided by the Trustee to the Manager, the Initial Purchasers and to any Certificateholder or any Beneficial Owner of Certificates upon written request to the Trustee.

            Section 3.15. Annual Independent Public Accountants' Servicing Report. On or before March 31 of each year beginning March 31, 1997, the Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, the Depositor, the Initial Purchasers and the Rating Agency to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage
Loan for the preceding calendar year (or since the Closing Date in the case of the first such statement) and that, on the basis of such examination conducted substantially in compliance with generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage
Bankers or the Audit Program for Mortgages serviced for FHLMC, such firm is of the opinion that such servicing during such period has been conducted in compliance with this Agreement except for such exceptions that, in the opinion of such firm, generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report, in which case such exceptions shall be set forth in such statement. Copies of such statement provided to the Trustee by the Servicer shall be also provided by the Trustee to Certificateholders or any Beneficial Owner of Certificates upon written request to the Trustee.

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

            Section 3.16. Access to Certain Documentation Regarding the Mortgage Loan. Upon reasonable advance notice, the Servicer shall provide reasonable access during its normal business hours at its offices to the Trustee and the Rating Agency to any information in its possession relating to its servicing of the Mortgage Loan and, to each Certificateholder that is a savings and loan association, bank or insurance company, such reports, information and documentation regarding the Mortgage Loan as are sufficient to permit such Certificateholder, the Office of Thrift Supervision, the FDIC, the supervisory agents and the examiners of any such entity to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Certificates or, in the case of the Trustee and the Rating Agency, as it may reasonably request.

            The Servicer shall provide any inquiring savings and loan association, bank or insurance company desiring to purchase a Certificate, or a beneficial ownership therein, at the reasonable request of such association, bank or insurance company, to the extent reasonably available to the Servicer, the specific information as requested; provided that, the institution making such request agrees to pay the Servicer's reasonable fees and out-of-pocket expenses incurred by the Servicer in connection therewith.

            Section 3.17. Inspections. The Servicer shall, at its expense, inspect or cause to be inspected each Mortgaged Property, once each year and shall furnish the Trustee and the Rating Agency with a copy of the related inspection report promptly upon completion thereof. If, based on information required to be supplied by the Mortgagors within 60 days after the end of each of the first three quarters of each calendar year and within 120 days after the end of each calendar year, the Debt Service Coverage for the preceding twelve-month period is less than 125%, or if the Mortgagors fail to pay any sums due under the Mortgage Note or the Mortgages on or before their due date and such failure is not remedied within five days, or if an inspection is otherwise warranted in accordance with Accepted Servicing Practices, the Mortgaged Properties shall be inspected by the Servicer as soon as practicable at the expense of the Mortgagors (or, if not paid thereby, at the expense of the Trust

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

Fund). The cost of any such additional inspection shall constitute a Carrying Costs Advance, and the Servicer shall furnish the Rating Agency with a copy of the additional inspection report promptly upon completion thereof.

            Section 3.18. Advances. (a) P&I Advances shall be made pursuant to Section 3.25. All Carrying Costs Advances shall be made in a timely manner as necessary and in accordance with Accepted Servicing Practices.

            (b) It is understood that the obligation of the Servicer to make such Advances is mandatory, subject to the limitations set forth in this Agreement, and shall continue to apply after any modification of the Mortgage Loan pursuant to Section 3.03 hereof, beyond the Scheduled Loan
Maturity Date if a payment default shall have occurred on such date, and through any court-appointed stay period or similar payment delay resulting from any insolvency of the Mortgagors or related bankruptcy, notwithstanding any other provision of this Agreement, other than the requirement of recoverability, and shall continue, subject to the requirement of recoverability until the earlier of (i) the date on which the Regular Certificates are retired and (ii) the date on which the Mortgaged Properties have been completely liquidated; provided, however, that the obligations of the Servicer to make Advances hereunder are limited to providing a liquidity facility with respect to the Mortgage Loan and making certain advances with respect to the preservation of the Mortgaged Properties as expressly set forth in this Agreement and do not constitute insurance or any similar credit enhancement with respect to the Mortgage Loan or the Regular
Certificates and in no event shall the Servicer be required to advance any Nonrecoverable Advance. Upon the Servicer's failure to make any required Advance, the Trustee shall be required to do so, and if the Trustee fails to make such Advance, the Fiscal Agent shall be required to do so, except to the extent the Trustee or the Fiscal Agent, as applicable, determines such Advance to be a Nonrecoverable Advance.

            (c) Interest on each Advance shall accrue for each day that such Advance is outstanding at the Advance Rate for such day on the basis of a year of 360 days consisting of twelve 30-day months. The Servicer (or, if applicable, the Trustee or the


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

Fiscal Agent) shall be entitled to reimbursement for Advances (including Nonrecoverable Advances) and interest thereon at the Advance Rate by retaining amounts paid on the Mortgage Loan or other collections or recoveries with respect to the Mortgage Loan (including Loss Proceeds and Net Proceeds and withdrawals from any of the Sub-Accounts, other than the Basic Carrying Costs SubAccount). Such rights of reimbursement shall be senior to the rights of Certificateholders to receive any amounts recovered with respect to the Mortgage Loan.

            (d) Subject to Section 3.18(f), the Servicer shall be obligated to make an Advance only to the extent that the Servicer has determined, in its good faith judgment, that such Advance, together with interest thereon at the Advance Rate, would not constitute a Nonrecoverable Advance if made. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer, delivered on or before the related Servicer Advance Date in the case of a P&I Advance or on or before the following Servicer Advance Date in the case of any other Advance, to the Trustee and the Rating Agency, and detailing the reasons for such determination, which Certificate in each case shall be accompanied by copies of an appraisal of each of the Mortgaged Properties performed within the preceding 12 months by an Appraiser in accordance with MAI standards and methodologies and, if such reports are to be used by the Servicer to determine that any Advance would be nonrecoverable, any engineers' reports, environmental surveys or other information relevant thereto which support such determination by the Servicer. The costs of any such appraisals, reports or surveys used by the Servicer in making the determination that an Advance is or would be a Nonrecoverable Advance shall qualify as Carrying Costs Advances. In determining whether an Advance with respect to the Mortgage Loan will be recoverable, the Servicer shall take into account amounts that may be realized from Loss Proceeds and Net Proceeds on all of the Mortgaged Properties. The Servicer's good faith determination as to the recoverability of an Advance shall be conclusive and binding on the Certificateholders and the Trustee.

            (e) None of the Servicer, the Trustee or the Fiscal Agent is obligated to advance or pay (i) any principal amount due


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under the Mortgage Loan other than scheduled principal payments then due and unpaid, (ii) any loss due to an Uninsured Cause or not otherwise covered by insurance, (iii) any loss with respect to defects in the title to either of the Mortgaged Properties, (iv) any amounts to pay the cost of capital improvements to the Mortgaged Properties other than those to preserve, restore and protect the Mortgaged Properties, (v) any amounts required to cure any failure of the Mortgaged Properties to comply with any environmental laws, or to investigate, test, monitor, contain, clean up or remedy an environmental condition present at the Mortgaged Properties or (vi) any Prepayment Premiums, Additional Interest or Default Rate Interest or (vii) any other payments not specified in this Agreement.

            (f)(i) In the event that a P&I Advance has been made by the Servicer, the Trustee or the Fiscal Agent, the Servicer shall make reasonable efforts to obtain from an Appraiser (the "Original Appraiser") an appraisal of the Mortgaged Properties (the "Original Appraisal") within 45 days following the date on which such P&I Advance was made. Such Original Appraisal shall be based upon an assumed sale of the Mortgaged Properties within the immediately succeeding 24 months; provided that no P&I Advance Appraisal shall be so required if an appraisal satisfying the requirements of this sentence and the immediately preceding sentence had previously been obtained within the prior six months before the first Original Appraisal was required to be performed or, thereafter, within the prior twelve months. The obligation of the Servicer, the Trustee and the Fiscal Agent to make P&I Advances shall continue at least until the P&I Advance Appraisal is obtained. The cost of any Original Appraisal shall be advanced by the Servicer as a Carrying Costs Advance. The Servicer shall be required to determine, within 10 days after obtaining such P&I Advance Appraisal, whether an Appraisal Reduction Amount exists with respect to the Mortgage Loan. If the Servicer determines that an Appraisal
      Reduction Amount exists, then, with respect to the Distribution Date immediately following the date of such determination and with respect to each subsequent Distribution Date for so long as such Appraisal Reduction Amount exists, any P&I Advance otherwise payable to a Class of Class B, Class C or Class D Certificates to which all or


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

      a portion of such Appraisal Reduction Amount has been allocated shall be reduced by the product of (i) the portion of such Appraisal Reduction Amount allocated to such Class divided by the outstanding Certificate Principal Balance of such Class and (ii) the P&I Advance otherwise applicable to such Class. For purposes of determining P&I Advances to be made on each Distribution Date, the aggregate Appraisal Reduction Amount shall be allocated on such Distribution Date, first, to the outstanding principal balance of the Class D Certificates, then to the outstanding principal balance of the Class C Certificates, and then to the outstanding principal balance of the Class B Certificates. Prior to each Servicer Advance Date, the Trustee shall furnish the Servicer with any information regarding the Certificates reasonably requested by the Servicer to enable it to determine the P&I Advance for each Class of Certificates pursuant to this Section 3.18(f).

            (ii) The Certificateholders of any Classes as to which an Appraisal Reduction Amount has been allocated shall be entitled, by a majority of the aggregate Voting Rights represented by such Classes, to commission a second appraisal (the "Second Appraisal") of the Mortgaged Properties, to be performed by an Appraiser (the "Second Appraiser") meeting the same requirements as the Original Appraiser. The cost of any Second Appraisal shall be borne by such Classes. If the appraised value of the Mortgaged Properties determined by the Second Appraisal is within 10% of the appraised value of the Mortgaged Properties determined by the Original Appraisal, the determination of the Original Appraisal shall govern. If the values determined by the Original Appraisal and the Second Appraisal are more than 10% apart, the Original Appraiser and the Second Appraiser shall select a third Appraiser (the "Third Appraiser") meeting the same requirements as the Original Appraiser and the Second Appraiser. The Third Appraiser shall perform a third appraisal (the "Third Appraisal") to determine the value of the Mortgaged Properties and shall present its determination to the Servicer. The cost of any Third Appraisal shall be borne by the Trust Fund. The Servicer shall compare the appraised values in the three P&I Advance Appraisals, discard the


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

      value furthest from the other two, and average the two remaining values. The resulting average shall constitute the appraised value of the Mortgaged Properties for purposes of re-computing the P&I Advance to be made on the Regular Certificates. The Servicer shall be entitled to rely on any Original Appraisal, Second Appraisal or Third Appraisal performed pursuant to this Section 3.18(f) without independent investigation or verification in respect thereof.

            (iii) A determination by the Servicer that an Appraisal Reduction Amount will reduce the amount of a P&I Advance to the Class B, Class C or Class D Certificates shall bar any future P&I Advance with respect to such Class to the extent of such reduction. If, after having determined an Appraisal Reduction Amount pursuant to a P&I Advance Appraisal (which is not superseded by another P&I Appraisal in the following twelve months), the Servicer nevertheless makes a P&I Advance that it is not permitted to make to any Class of Class B, Class C or Class D Certificates, the Servicer's right to reimbursement for such P&I Advance and interest thereon shall be subordinate to the rights of Certificateholders of each senior Class of Regular Certificates to be paid all related Certificate Rate Interest and the entire Certificate Principal Balance of such Class, but prior to the rights of Certificateholders holding the Regular Certificates that received such prohibited P&I Advance, and of each Class junior thereto, to receive any amounts in respect of the Mortgaged Properties.

            Section 3.19. Reports of Foreclosures of Mortgaged Property. Not later than January 31 of each year, beginning in 1997, the Servicer shall make the reports of foreclosures and abandonments of any Mortgaged Property required by Section 6050J of the Code and the reports of discharges of indebtedness income in respect of the Mortgage Loan required by Section 6050P of the Code and shall send a copy of such reports to the Trustee.

            Section 3.20. Realization on Collateral Security Instruments. In connection with the enforcement of the rights of the Trustee and the Servicer nder the Mortgage Note and the Mortgages in, to and under any of the Collateral Security

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Instruments (other than the Assignments of Leases and Rents and Security
Deposits), the Servicer and the Trustee shall consult with counsel to determine how best to enforce such rights in a manner consistent with the REMIC Provisions and shall not, based on a Nondisqualification Opinion, take any action that could result in the failure of the Trust REMIC to qualify as a REMIC while any Regular Certificates are outstanding, unless such action has been approved by a vote of 100% of each Class of Certificateholders.

            Section 3.21. Preparation of Tax Returns and Other Reports. (a) Subject to Section 10.01, the Trustee shall prepare or cause to be prepared on behalf of the Trust REMIC, in reliance upon the information, if any, furnished by the Servicer in accordance with this Agreement, and shall sign and file, at the expense of the Trust Fund payable from the Central Account, federal income tax and information returns and Virginia, New York, Georgia and Illinois income tax and information returns, if required, or such other returns as to the actual knowledge of one of its Responsible Officers may be required by Applicable State Law relating to the Trust REMIC. The Trustee shall forward to the Depositor and the Servicer copies of such federal and state income tax and information returns and of quarterly and annual REMIC tax returns and such other information within the control of the Trustee as the Depositor may reasonably request in writing. Moreover, the Trustee shall (i) forward to each Certificateholder such forms and furnish such information within the control of the Trustee or Servicer as are required by the Code to be furnished to them, (ii) prepare and file annual reports required by the applicable state authorities, and (iii) prepare and disseminate to Certificateholders Forms 1099 (or otherwise furnish information within the control of the Trustee) to the extent required by applicable law. Each of the Servicer and the Depositor (but not the Trust Fund) shall indemnify the Trustee for any liability of or assessment against the Trustee and any expenses incurred in connection with such liability or assessment (including attorneys' fees) resulting from any error in any tax or information return resulting from errors in the information provided by the Servicer and the Depositor, respectively caused by the Servicer's or the Depositor's own negligence, bad faith or willful misconduct. The Trustee shall indemnify the Servicer, the Depositor and the Trust Fund for any liability of or assessment against the Servicer, the Depositor or the Trust Fund and any expenses incurred in connection with such liability or assessment (including attorneys' fees) resulting from any error in any of such tax or information returns resulting from errors in the preparation of such returns by the Trustee caused by its own negligence, bad faith or willful misconduct. Any such indemnification described in this Section 3.21(a) shall survive the termination of this Agreement.

            (b) The Trustee shall prepare, sign and file with the IRS, on behalf of the Trust REMIC, an application for a taxpayer identification number for the Trust REMIC on IRS Form SS-4. The Trustee, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall promptly forward a copy of such notice to the Servicer and the Depositor. The Trustee shall prepare and file Form 8811 on behalf of the Trust REMIC and shall designate an appropriate Person to respond to inquiries by or on behalf of Certificateholders for original issue discount and related information in accordance with applicable provisions of the Code.

            Section 3.22. Administration of the Mortgage Loan. (a) The Servicer shall review the insurance policies or certificates of insurance required to be delivered by the Mortgagors pursuant to Section 3.06 of the related Mortgage to determine compliance with such Section.

            (b) The Servicer shall, on behalf of the Trustee, take all actions reasonable and necessary to enforce the rights of the Trustee as assignee under each of the Collateral Security Instruments pursuant to the Assignments of Collateral Security Instruments. Without in any way limiting the foregoing, the Servicer shall, on behalf of the Trustee, perform all the acts and assume and carry out all of the duties assigned to the Trustee under each Mortgage. The Servicer shall take all actions as reasonable and necessary to enforce the rights of the Trustee on behalf of the Certificateholders under the Mortgages as referenced herein under Section 2.02(b).

            Section 3.23.  [Intentionally left blank]


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

            Section 3.24. Appointment of Special Servicer. Within fifteen Business Days of the occurrence of a Mortgage Loan Event of Default with respect to a Mortgaged Property, the Servicer shall appoint a special servicer (the "Special Servicer"), which may be itself (or which shall be itself, if AMRESCO Management, Inc. is the Servicer); provided that, the appointment of any Person (excluding the Servicer) to act as Special Servicer shall be subject to the Rating Agency's then-current rating of each Class of Regular Certificates not being reduced or withdrawn as a result thereof (as evidenced by a letter of such effect from the Rating Agency delivered to the Trustee). During the period of time that the Mortgaged Properties are being serviced by the Special Servicer, the Special Servicer shall be entitled to monthly servicing compensation equal to one-twelfth of the product of (i) 0.10% per annum and (ii) the outstanding principal balance of the Mortgage Loan
(the "Special Servicing Fee"). Such Special Servicing Fee shall be payable on each Payment Date in addition to the Servicing Fee out of the Central Account as provided in Section 3.04(a)(iv) or the Servicer Collection Account as provided in Section 3.04(b)(ii). The Special Servicer shall have all the rights and remedies of the Servicer with respect to the Mortgaged Properties. The decision to continue to use or terminate a Special Servicer with respect to the Mortgaged Properties is in the sole discretion of the Servicer. All expenses incurred by the Special Servicer relating to the Mortgaged
Properties are immediately reimbursable to the Special Servicer from any funds in the Central Account, the Sub-Accounts or otherwise from the Mortgagor.

            Section 3.25. Advance Procedures. (a) On the Payment Date immediately preceding the related Distribution Date, the Servicer shall determine whether and to what extent the Mortgagor has failed to make any payment of principal or any interest in respect of scheduled installments of principal and interest that were due on the Payment Date and whether such deficiencies, if advanced by the Servicer, would be a Nonrecoverable Advance.

            (b) On or before 2 p.m., Chicago time, on the Servicer Advance Date, the Servicer shall make any required P&I Advance by depositing in the Certificate Account the amount, if any, by which the amount on deposit in the Debt Service Payment SubAccount on the Business Day immediately preceding the Servicer


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

Advance Date is less than the Monthly Payment for the related Payment Date less the portion of any such amount that the Servicer determines, in its good faith judgment, would, if advanced, constitute a Nonrecoverable Advance.

            (c) In the event that the Servicer fails to make a required P&I Advance on or before 2 p.m., Chicago time, on the Servicer Advance Date, the Trustee shall on or before 4 p.m., Chicago time, on such Servicer Advance Date provide to the Servicer, with a copy to the Fiscal Agent, by telecopy, written notice of such failure and the amount of such failure and that continuance of such failure until the close of business on such Business Day will be an Event of Default. If the Servicer fails to make such P&I Advance by 4 p.m., Chicago time, on such Servicer Advance Date, the Trustee, as successor Servicer, shall deposit the amount of such P&I Advance in the Certificate Account by 6 p.m., Chicago time, on such Servicer Advance Date. The Trustee shall be entitled to reimbursement for such P&I Advance from the same sources as the Servicer would have been entitled to be reimbursed had the Servicer made such P&I Advance (and with priority over amounts then or thereafter reimbursable to the Servicer). If the Trustee fails to make such P&I Advance by 6 p.m., Chicago time, on such Servicer Advance Date, the Fiscal Agent shall make such P&I Advance on the immediately following Distribution Date before the Paying Agent is required to make distributions under Section 4.01 on such Distribution Date and, in such event, shall be entitled to the same reimbursement as the Trustee or Servicer. Notwithstanding the foregoing obligations of the Trustee and the Fiscal Agent to make any P&I Advance required to have been made by the Servicer but not so made, the Trustee and the Fiscal Agent shall have the same right as the Servicer under Sections 3.18(d) and 3.18(e) to determine that such P&I Advance, if made, would constitute, or any P&I Advance theretofore made constitutes, a Nonrecoverable Advance, and the right to refuse to make such a Nonrecoverable Advance and to reimbursement of any such Nonrecoverable Advance (to the extent made) with interest thereon at the Advance Rate. Upon making any P&I Advance, the provisions of Section 3.18(f)(iii) shall apply to the Trustee and the Fiscal Agent to the same extent as the Servicer.


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

            (d) In the event that the Servicer fails to fulfill its obligations hereunder to make any P&I Advances, the Trustee shall perform such obligations as provided in paragraph (c) above, and, with respect to any such P&I Advance made by the Trustee, the Trustee shall succeed to all of the Servicer's rights with respect to Advances hereunder, including, without limitation, the Servicer's rights of reimbursement and rights to make the determination that an Advance is a Nonrecoverable Advance, in accordance with the provisions of
Section 3.18(d) and 3.18(e) hereof (without regard to any impairment of any such rights of reimbursement caused by such Servicer's default in its obligations hereunder); provided, however, that if Advances made by both the Trustee and the Servicer shall at any time be outstanding, or any amounts of interest thereon shall be accrued and unpaid, all amounts available to repay such Advances and interest hereunder shall be applied entirely to the Advances outstanding to the Trustee, until such Advances shall have been repaid in full, together with all amounts of interest accrued thereon, before any repayment to the Servicer. The Trustee shall be entitled to conclusively rely on any Officer's Certificate regarding a Nonrecoverable Advance in connection with making any Advances hereunder.

            (e) In the event that the Trustee fails to fulfill its obligations hereunder to make any P&I Advances following the failure of the Servicer to make a P&I Advance, the Fiscal Agent shall perform such obligations within one Business Day following such failure by the Servicer and on the same day of such Trustee failure, and, with respect to any such P&I Advance made by the Fiscal Agent, the Fiscal Agent shall succeed to all of the Trustee's rights with respect to any such P&I Advance hereunder, including, without limitation, the Trustee's rights of reimbursement and rights to make the determination that an Advance is a Nonrecoverable Advance, in accordance with the provisions of
Section 3.18(d) and 3.18(e) hereof. Upon making any P&I Advance, the provisions of Section 3.18(f) shall apply to the Fiscal Agent to the same extent as the Servicer. The Fiscal Agent shall be entitled to conclusively rely on any Responsible Officer's Certificate regarding a Nonrecoverable Advance in connection with making any Advances hereunder. The making of a P&I Advance by the Fiscal Agent shall cure the Trustee's failure to make such advance.


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

                                  ARTICLE FOUR

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

            Section 4.01. Distributions. (a) On each Distribution Date, the Paying Agent shall make distributions to Certificateholders in the following order of priority from funds on deposit in the Certificate Account, the amount of such distributions to be determined by the Trustee on the basis of information provided by the Servicer pursuant to its report to the Trustee pursuant to Section 3.13(c):

      (i) to the extent of the Available Distribution Amount:

                  (A) to the Class A Certificates, interest at the Class A
            Certificate Interest Rate on the Class A Certificate Principal Balance for the related Interest Accrual Period, together with any related Unpaid Certificate Interest Shortfall for such Distribution Date;

                  (B) to the Class A Certificates, in respect of principal of such Class, all scheduled payments of principal due or past due on the A Component of the Mortgage Loan on the related Payment
            Date, until the Certificate Principal Balance of the Class A Certificates is reduced to zero;

                  (C) to the Class B Certificates, interest at the Class B
            Certificate Interest Rate on the Class B Certificate Principal Balance for such Interest Accrual Period, together with any related Unpaid Certificate Interest Shortfall for such Distribution Date;

                  (D) to the Class B Certificates, in respect of principal of such Class, all scheduled payments of principal due or past due on the B Component of the Mortgage Loan on such Payment Date, until the Certificate Principal Balance of the Class B Certificates is reduced to zero;


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

                  (E) to the Class C Certificates, interest at the Class C
            Certificate Interest Rate on the Class C Certificate Principal Balance for such Interest Accrual Period, together with any related Unpaid Certificate Interest Shortfall for such Distribution Date;

                  (F) to the Class C Certificates, in respect of principal of such Class, all scheduled payments of principal due or past due on the C Component of the Mortgage Loan on such Payment Date, until the Certificate Principal Balance of the Class C Certificates is reduced to zero;

                  (G) to the Class D Certificates, interest at the Class D
            Certificate Interest Rate on the Class D Certificate Principal Balance for such Interest Accrual Period, together with any related Unpaid Certificate Interest Shortfall for such Distribution Date;

                  (H) to the Class D Certificates, in respect of principal of such Class, all scheduled payments of principal due or past due on the D Component of the Mortgage Loan on such Payment Date, until the Certificate Principal Balance of the Class D Certificates is reduced to zero;

      provided that no portion of such Available Distribution Amount representing Unscheduled Payments, Prepayment Premiums or the Excess Cash Flow Amount shall be distributed pursuant to this clause (i);

            (ii) to the extent of that portion of such Available Distribution Amount that represents, without duplication, the sum of (x) all Unscheduled Payments, if any, received by such Payment Date, (y) the Voluntary Prepayment Premium Amount, if any, for such Distribution Date and (z) on each Distribution Date after the Balloon Anticipated Repayment Date, the Excess Cash Flow Amount:

                  (A) to the Class A Certificates, interest at the Class A
            Certificate Interest Rate on the Class A Certificate Principal Balance for such Interest Accrual

            Period, to the extent unpaid, together with any related Unpaid Certificate Interest Shortfall for such Distribution Date;

                  (B) to the Class A Certificates, (x) in respect of principal of such Class, until the Certificate Principal Balance of such Class has been reduced to zero and (y) in the case of any Voluntary Prepayments distributed to such Class pursuant to this subclause
            (B), a share of any such Voluntary Prepayment Premium Amount, to the extent provided in Section 4.01(c);

                  (C) to the Class B Certificates, interest at the Class B
            Certificate Interest Rate on the Class B Certificate Principal Balance for such Interest Accrual Period, to the extent unpaid, together with any related Unpaid Certificate Interest Shortfall for such Distribution Date;

                  (D) to the Class B Certificates, (x) in respect of principal of such Class, until the Certificate Principal Balance of such Class has been reduced to zero and (y) in the case of any Voluntary Prepayments distributed to such Class pursuant to this subclause
            (D), a share of any such Voluntary Prepayment Premium Amount, to the extent provided in Section 4.01(c);

                  (E) to the Class C Certificates, interest at the Class C
            Certificate Interest Rate on the Class C Certificate Principal Balance for such Interest Accrual Period, to the extent unpaid, together with any related Unpaid Certificate Interest Shortfall for such Distribution Date;

                  (F) to the Class C Certificates, (x) in respect of principal of such Class, until the Certificate Principal Balance of such Class has been reduced to zero and (y) in the case of any Voluntary Prepayments distributed to such Class pursuant to this subclause
            (F), a share of any such Voluntary Prepayment Premium Amount, to the extent provided in Section 4.01(c);


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

                  (G) to the Class D Certificates, interest at the Class D
            Certificate Interest Rate on the Class D Certificate Principal Balance for such Interest Accrual Period, to the extent unpaid, together with any related Unpaid Certificate Interest Shortfall for such Distribution Date; and

                  (H) to the Class D Certificates, (x) in respect of principal of such Class, until the Certificate Principal Balance of such Class has been reduced to zero and (y) in the case of any Voluntary Prepayments distributed to such Class pursuant to this subclause
            (H), a share of any such Voluntary Prepayment Premium Amount, to the extent provided in Section 4.01(c);

            (iii) after the Certificate Principal Balance of all of the Regular Certificates has been reduced to zero, sequentially, to the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, in that order, to the extent of any remaining portion of such Available Distribution Amount after the distributions in clauses (i) and (ii) of this Section 4.01(a), applied to pay to each such Class the sum of the amount of Additional Interest with respect thereto and the related Unpaid Additional Interest Shortfall for such Distribution Date;

            (iv) after the Certificate Principal Balance of all of the Regular Certificates has been reduced to zero, and all Additional Interest and Unpaid Additional Interest Shortfalls have been paid to the Regular Certificates, sequentially, to the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, in that order, to the extent of any remaining portion of such Available Distribution Amount after the distributions in clauses (i), (ii) and (iii) of this Section 4.01(a), applied to pay all unpaid Prepayment Premiums payable to such Classes (other than those payable pursuant to clause
      (a)(ii) above in connection with Voluntary Prepayments);


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

            (v) after the Certificate Principal Balance of all of the Regular Certificates has been reduced to zero, and all Additional Interest and Unpaid Additional Interest Shortfalls have been paid to the Regular Certificates, and all unpaid Prepayment Premiums payable to the Regular Certificates have been paid thereto, to the Servicer, to the extent of any remaining portion of such Available Distribution Amount, applied to pay accrued and unpaid Late Charges (and any other amounts owed to the Servicer not theretofore paid to the Servicer); and

            (vi) to the Class R Certificates, the balance, if any, of such Available Distribution Amount.

            (b) On each Distribution Date, the Paying Agent shall withdraw the Default Interest Distribution Amount from the Default Interest Account and distribute it among the Regular Certificates, pro rata, based on the Closing Date Fractional Interest of each Class of Regular Certificates. The distributions of any such Default Interest Distribution Amount shall not result in a reduction in the Certificate Principal Balance of any Class of Certificates as to which such distribution is made and shall not be counted toward unpaid interest on such Class accrued at the related Certificate Interest Rate or Adjusted Certificate Interest Rate.

            (c) The Voluntary Prepayment Premium Amount for any Distribution Date shall be distributed to Holders of the Regular Certificates pursuant to
Section 4.01(a)(ii) in the same proportions in which the Regular Certificates actually receive distributions, pursuant to clauses (B), (D), (F) and (H) of
Section 4.01(a)(ii), of the Voluntary Prepayment Amount for such Distribution Date. No distribution of any Prepayment Premium shall result in a reduction in the Certificate Principal Balance of any Class of Certificates as to which such distribution is made or be counted toward accrued and unpaid interest on such Class.

            (d) Distributions on each Distribution Date shall be made to each Certificateholder of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution), by check mailed to such Certificateholder at the


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

address appearing in the Certificate Register, or upon written request by a Certificateholder holding Certificates of any Class exceeding $5,000,000 initial Certificate Principal Balance delivered at least five Business Days prior to the related Record Date, by wire transfer to a bank account maintained in the United States, or by such other means of payment as such Certificateholder and the Paying Agent shall agree. Distributions on each Class of Certificates shall be made pro rata among all Holders of Certificates of such Class based on each such Holder's Percentage Interest.

            Section 4.02. Statements to Certificateholders. The Trustee shall prepare, or cause to be prepared, and mail not later than each Distribution Date to the Depositor, the Servicer, the Rating Agency, the Manager, the Initial Purchasers and each Certificateholder of each Class and, upon written request to the Trustee, Beneficial Owners of the Regular Certificates a statement (the "Monthly Statement") in respect of such Distribution Date setting forth to the extent applicable to such Class:

                  (a) the amount of the distribution from the Certificate Account allocable to principal, separately identifying the aggregate amount of any Unscheduled Payments and any Voluntary Prepayments, Loss Proceeds and Net Proceeds included therein and specifying the source thereof;

                  (b) the aggregate amount of the distribution from the Certificate Account and the Default Interest Account allocable to interest for each Class, separately identifying the amount paid in respect of (w) interest at the applicable Certificate Interest Rates, (x) the amount of any Additional Interest, (y) any Unpaid Additional Interest Shortfalls and
      (z) any Default Rate Interest;

                  (c) the aggregate amount of the distribution from the Certificate Account allocable to Prepayment Premiums;

                  (d) if the distribution to the Certificateholders of any Class in respect of scheduled principal and interest at the applicable Certificate Interest Rate is less than the full amount thereof that would be distributable to such Holders if there were a sufficient Available Distribution


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

      Amount, the amount of such shortfall for each Class and the allocation thereof between interest and principal;

                  (e) separately identified, the amount of accrued and unpaid Additional Interest and Default Rate Interest, if any, for each Class of Regular Certificates;

                  (f) the amount of any P&I Advance by the Servicer, the Trustee or the Fiscal Agent included in the amounts distributed to the Certificateholders;

                  (g) the Class A, Class B, Class C and Class D Certificate Principal Balances after giving effect to the distribution of principal on the Certificates on such Distribution Date;

                  (h) the Mortgage Loan Principal Balance and the
      Allocated Loan Amount for each of the Mortgaged Properties for such Distribution Date;

                  (i) identification of any Mortgage Loan Event of Default or any Event of Default under this Agreement, as of the close of business on the last day of the immediately preceding calendar month;

                  (j) the Class A, Class B, Class C and Class D Percentages for the following Distribution Date;

                  (k) the amount of servicing compensation paid to the Servicer and any Special Servicer with respect to such Distribution Date, including the Servicing Fee, the Special Servicing Fee, any Liquidation Fee, any Modification Fee and any Late Charges and other Mortgagor charges retained by, or payable to, the Servicer pursuant to this Agreement; and

                  (l) the amount in each of the Sub-Accounts established pursuant to Section 5.02 of each Mortgage;

                  (m) The aggregate Adjusted NOI for the Mortgaged Properties during the preceding twelve-month period, and the current Debt Service Coverage for the Mortgage Loan. For purposes of each Monthly
      Statement, these items shall be


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

      calculated by the Servicer using the scheduled debt service payments applicable to the Mortgage Loan during the succeeding twelve-month period;

                  (n) if a P&I Advance Appraisal has been completed by an Appraiser with respect to any Foreclosed Property and is available to the Servicer or has otherwise been completed by or at the direction of the Servicer in accordance with MAI standards and methodologies, the appraised value of such Foreclosed Property as of the date of any such P&I Advance Appraisal (and the Servicer shall also provide the Rating Agency with a copy of all such appraisals); and

                  (o) any material modifications, waivers or amendments of any of the terms of the Mortgage Loan.

            Each amount set forth pursuant to clauses (a) through (f) above will be expressed as a dollar amount per $1,000 of original principal amount of each Class of Certificates.

            Each report to Certificateholders will indicate whether and to what extent, to the actual knowledge of a Responsible Officer of the Trustee, there exist material deviations in the servicing procedures from those specified in this Agreement. The Servicer shall provide the Trustee the information needed in clauses (a), (b), (c), (e), (f), (h), (i), (k), (l), (m), (n) and (o) above to the extent such information relates to the Mortgage Loan or the Mortgaged Properties, and the Trustee's obligation to furnish such information to others as set forth herein is contingent upon its receipt of such information from the Servicer. To the extent the information required to be furnished by the Servicer is based on information required to be provided by the Mortgagors, the Servicer's obligation to furnish such information to the Trustee is contingent on the receipt of such information from the Mortgagors. The Servicer shall be entitled to rely on information supplied by the Mortgagors without independent verification to the extent such reliance is consistent with Accepted Servicing Practices. The Trustee shall be entitled to rely on information supplied by the Servicer without independent verification. The Trustee shall furnish the Rating Agency with any other reports the Rating Agency shall


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

reasonably request to the extent the Trustee has or can obtain the requested information without unreasonable effort or expense.

            Within 60 days following the end of the first three quarters of each calendar year and on an annual basis, and within 120 days following the end of the calendar year, the Mortgagors are required to forward by mail to the Servicer, the Trustee, the Depositor, the Initial Purchasers, the Rating Agency and the Manager a report summarizing the operating performance of the Mortgaged Properties, including in such report the net operating income for the Mortgaged Properties, the rent roll, each tenant's total sales and sales per square foot, to the extent reported by tenants under the terms of the Leases, the cost-of-occupancy reports, the average and period-end occupancy rate of the Mortgaged Properties (by gross leasable area and in-line space) and the current Debt Service Coverage for the quarter just completed and year-to-date, and each as compared to the preceding year. The report made with respect to the fourth quarter of any year will be based upon the audited financial statements of the Mortgagors for that year. Upon the written request of a Beneficial Owner of a Certificate, the Trustee shall provide such reports to such Owner at the expense of the Trust Fund. The Trustee shall not be liable for its failure to deliver such report to the extent such failure is a result of the Servicer's failure to deliver such report to the Trustee in a timely manner.

            Within 60 days following the end of each calendar year, the Trustee shall prepare, or cause to be prepared, and mail to each Person who at any time during the calendar year was a Certificateholder (i) a statement containing the aggregate information set forth in subclauses (a) and (b) above for such calendar year or applicable portion thereof during which such person was a Certificateholder and (ii) such other customary information as the Trustee deems necessary or desirable for Certificateholders to prepare their federal, state and local income tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code.

            Section 4.03. Reports by each Mortgagors. The Depositor will cause each Mortgagor to covenant (a) to file with


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

the Trustee within 15 days after such Mortgagor is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which such Mortgagor may be required to file with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act;

            (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by such Mortgagor with the conditions and covenants provided for in this Agreement as may be required from time to time by such rules and regulations; and

            (c) to furnish the Trustee and the Rating Agency, on or before March 31 of each calendar year commencing 1997, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer of any entity directly or indirectly serving as the general partner of such Mortgagor as to his or her knowledge of such Mortgagor's compliance with all conditions and covenants under this Agreement. For purposes of this Section 4.03(c) such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Agreement.


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                                  ARTICLE FIVE

                                THE CERTIFICATES

            Section 5.01. The Certificates. (a) The following table sets forth the Class designations, Certificate Interest Rate and original Certificate Principal Balances for each Class of Certificates comprising the interests in the Trust Fund created hereunder:

                                                              Original
                                                              Certificate
Designation         Certificate Interest Rate                 Balances
-----------         -------------------------                 --------

Class A         Class A Certificate Interest Rate             $212,000,000
Class B         Class B Certificate Interest Rate             $ 27,000,000
Class C         Class C Certificate Interest Rate             $ 15,000,000
Class D         Class D Certificate Interest Rate             $ 30,000,000
Class R(1)

            In addition, following the Balloon Anticipated Repayment Date, each Class of Regular Certificates shall begin to accrue interest at the related Adjusted Certificate Rate. Holders of the Regular Certificates shall be entitled to receive distributions of Default Rate Interest (net of amounts thereof applied to repay interest on P&I Advances) paid on the Mortgage Note and deposited in the Default Interest Account.

            The Class A, Class B, Class C, Class D and Class R Certificates shall be issued in registered form in substantially the respective forms set forth as Exhibits A, B, C, D and E hereto. The Class A, Class B, Class C and Class D Certificates shall be issuable in minimum denominations of $100,000 and in integral multiples of $1 in excess thereof. The Class R Certificates shall be issuable in Percentage Interests evidencing, in the aggregate, a 100.00% Percentage Interest.

----------
(1) The Class R Certificates do not have a Certificate Interest Rate or a Certificate Balance.


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

            On the Closing Date, the Certificates aggregating the initial Certificate Principal Balances and Percentage Interests shall be executed and delivered by the Certificate Registrar in such names and authorized denominations as the Depositor shall direct in writing, and authenticated by the Trustee, all as provided herein. The Certificates shall be executed by manual or facsimile signatures on behalf of the Certificate Registrar by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Certificate Registrar, shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices on the date of such Certificates. Each Certificate shall, on original issue, be authenticated by the Trustee or the Authenticating Agent upon the order of the Depositor upon delivery to the Trustee of the Mortgage File described in Section 2.01. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized officer of the Trustee or the Authenticating Agent by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. The Certificates executed by the Certificate Registrar and authenticated and delivered by the Trustee or the Authenticating Agent to or upon the order of the Depositor on the Closing Date shall be dated the Closing Date. All other Certificates that are authenticated after the Closing Date shall be dated the date of their authentication.

            Until such time as definitive fully registered certificates ("Definitive Certificates") are issued pursuant to Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Depository] to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Depository]


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

or in such other name as requested by an authorized representative of [the Depository] (and any payment is made to [the Depository] or to such other entity as is requested by an authorized representative of [the Depository or its nominee]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [the Depository], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the nominee of The Depository Trust Company, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07:

                  (i) the provisions of this Section 5.01(b) shall be in full force and effect;

                  (ii) the Depositor, the Servicer, the Certificate Registrar and the Trustee may deal with the related Depository for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

                  (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control; and

                  (iv) the rights of Beneficial Owners shall be exercised only through such Depository and shall be limited to those established by law, the rules, regulations and procedures of such Depository and agreements between such Beneficial Owners and the Depository and/or the Depository


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      Participants, and all references in this Agreement to actions by
      Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by such Depository upon instructions from the Depository Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to such Depository or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of such Depository.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Certificates evidencing specified Voting Rights, such direction or consent shall be given by Beneficial Owners having the requisite Voting Rights, acting through the related Depository, as authorized representative of Beneficial Owners.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, the reports or statements referred to in Section 4.02 shall be furnished by the Trustee only to the related Depository, which shall be solely responsible for furnishing copies thereof to Beneficial Owners; provided, that the Trustee shall furnish such reports to any person identifying himself or herself as a Beneficial Owner who makes a written request for such reports.

            Section 5.02. Registration of Transfer and Exchange of Certificates.
(a) The Certificate Registrar shall cause to be maintained in accordance with the provisions of Section 5.05 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Certificateholders. The Trustee is hereby initially appointed Certificate Registrar for the purpose of registering transfers and exchanges of Certificates as herein provided. The office of


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

the Certificate Registrar is located at the address of the Trustee set forth in
Section 11.04.

            (b) No registration of transfer of any Certificate shall be made unless (i) such transfer is made pursuant to an effective registration statement under the Securities Act or (ii) (A) such transfer is made pursuant to Rule 144A under the Securities Act or another exemption from the registration requirements of the Securities Act and (B) either (x) the Certificate Registrar is notified by any such transferee that such Certificate shall be registered in the name of the Depository or its nominee and shall be held by such transferee in book-entry form through the Depository or (y) the Certificate Registrar shall have received a Representation Letter substantially in the form of Exhibit F hereto with respect to such transfer made pursuant to such other exemption or, with respect to any transfer made by the Initial Purchasers pursuant to Rule 144A, a copy of a letter on file with the Initial Purchasers indicating the status of the transferee as a "Qualified Institutional Buyer" under Rule 144A. Pursuant to clause (B) above, if an election is made to hold a certificate in book-entry form, the Certificate shall be registered in the name of a nominee designated by the Depository (and may be aggregated as to denominations with other Certificates of the same Class held by the Depository). With regard to certificates held in book-entry form, (i) the Trustee may for all purposes (including the making of distributions due on the Certificates) deal with the Depository as the authorized representative of the Beneficial Owners with respect to such Certificates for purposes of exercising the rights of Holders thereunder; (ii) the rights of Beneficial Owners with respect to such Certificates shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants; (iii) requests and directions from, and votes of, the Depository as Holder shall not be deemed inconsistent if they are made with respect to different Beneficial Owners; (iv) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Holders and give notice to the Depository of such record date; and (v) without the consent of the Depositor and the Trustee, no such Certificate may be transferred by the Depository except to a successor Depository that agrees to hold such Certificate for the account of the


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

Beneficial Owners or except upon the election of the Beneficial Owner thereof or a subsequent transferee to hold such Certificate in physical form. Neither the Trustee nor the Certificate Registrar shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Certificate an interest in which is transferable through the facilities of a Depository.

            In the event The Depository Trust Company resigns or is removed as Depository, the Depositor may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to physical Certificates representing the Certificates it beneficially owns.

            (c) Notwithstanding anything to the contrary contained herein, in no event shall a Class B, Class C, Class D or Class R Certificate be transferred unless the Depositor and the Certificate Registrar shall have received either
(i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Depositor and the Certificate Registrar (in the event such Certificate is a Class R Certificate, such requirement is satisfied only by the Certificate Registrar's receipt of a representation letter from the transferee), to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a Person acting on behalf of any such plan or (ii) an Opinion of Counsel (which may be internal counsel) from the prospective transferee of such Certificate reasonably satisfactory to the Depositor and the Certificate Registrar to the effect that any such transfer (a) will not result in a prohibited transaction under ERISA or the Code and (b) will not result in the assets of the Trust Fund being "plan assets" for purposes of ERISA. Any such Opinion of Counsel shall be obtained at the expense of the prospective transferor or transferee, and not at the expense of the Depositor, the Servicer, the Trustee or the Certificate Registrar, and shall be delivered to the Depositor, the Trustee and the Certificate Registrar prior to or contemporaneously with any such transfer. Neither the Trustee nor the Certificate Registrar will have a duty to monitor or restrict the transfer of beneficial ownership of any Certificate transferred through the


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facilities of the Depository. Until the issuance of Definitive Certificates, the representation in clause (i) of this Section 5.02(c) shall be deemed to have been made to the Certificate Registrar by the purchaser's or transferee's acceptance of a Class B, Class C or Class D Certificate, respectively. Notwithstanding anything else to the contrary herein, any purported transfer of a Class B, Class C, Class D, or Class R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Certificate Registrar of an Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Certificate Registrar shall be under no liability to any Person for any registration of transfer of any Certificate that is in fact not permitted by this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.

            (d) Notwithstanding anything to the contrary contained in this Agreement, no Class R Certificate or any Percentage Interest therein may be owned, pledged or transferred, directly or indirectly, by or to a Disqualified Organization. Prior to and as a condition of the registration of any transfer, sale or other disposition of a Class R Certificate or any Percentage Interest therein, the proposed transferee shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit G representing and warranting that such transferee is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization (any such transferee, a "Permitted Transferee"). In addition, the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, satisfactory in form and substance to the Certificate Registrar, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization. Notwithstanding the registration in


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

the Certificate Register of any transfer, sale or other disposition of a Class R Certificate or any Percentage Interest therein to a Disqualified Organization or an agent or nominee acting on behalf of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization (or such agent or nominee) shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Class R Certificate. The Certificate Registrar shall not be under any liability to any person for any registration of transfer of a Class R Certificate to a Disqualified Organization or for the maturity of any payments due on such Class R Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was effected in accordance with this
Section 5.02(d), unless the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization (or an agent or nominee thereof). The Certificate Registrar shall be entitled to recover from any Holder of a Class R Certificate or any Percentage Interest therein that was, at the time it became a Holder or at any subsequent time it became a Disqualified Organization (or an agent or nominee thereof), all payments made on such Class R Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Class R Certificate or Percentage Interest therein. Any Percentage Interest in a Class R Certificate shall be a pro rata individual interest.

            In addition to the foregoing restrictions on transfer of a Class R Certificate or any Percentage Interest therein, the Certificate Registrar shall not register the transfer of a Class R Certificate unless it has received a transferee letter in the form attached as Exhibit H, it has received written evidence satisfactory to the Certificate Registrar that the transferor has paid or provided for payment of all taxes (including all accrued taxes on excess inclusion income) accrued on such Class R Certificate in accordance with the provisions set forth in Sec-tion 10.01(j), which written evidence shall include a copy of the applicable Forms 1066Q (or other applicable form prescribed by the IRS), to the extent that any such form has been filed, evidencing the amount of excess inclusion income for the periods during which the transferor held such Class R Certificate or any Percentage Interest therein. Upon satisfaction of the foregoing requirements, the Certificate Registrar shall register the Class R Certificate in the name of the transferee on whose behalf the transferee letter is completed and delivered (and not in the name of any nominee thereof) unless the Certificate Registrar shall have actual knowledge that any information contained in any letter or affidavit supplied in connection with such proposed transfer is false.

            If any purported transferee shall become a registered Holder of a Class R Certificate in violation of the provisions of this Section 5.02(d), then upon receipt of written notice to the Certificate Registrar that the registration of transfer of such Class R Certificate was not in fact permitted by this Section 5.02(d), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Class R Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(d), for making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit and the transferee letter described in this Section 5.02(d).

            Each Holder of a Class R Certificate or any Percentage Interest therein, by such Holder's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section.


            Each Class R Certificate shall bear a legend describing the restrictions on transferability set forth in this Section 5.02(d).

            (e) Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the


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

Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing. Subject to Sections 5.02(b), (c) and (d) above, upon surrender for registration of transfer of any Certificate at the Corporate Trust Office or any office or agency of the Trustee maintained for such purpose pursuant to Section 5.05, the Certificate Registrar shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate Percentage Interest of the same Class. At the option of the Certificateholders, Certificates may be exchanged for other Certificates of a like aggregate Percentage Interest of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Certificate Registrar shall execute and the Trustee or the Authenticating Agent shall authenticate, date and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.

            (f) No service charge shall be made to a Certificateholder for any registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

            (g) All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar or the Trustee in accordance with their standard procedures.

            (h) The Certificate Registrar (unless the Trustee is acting as Certificate Registrar) will provide to the Trustee as requested an updated copy of the Certificate Register.

            Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Trustee or the Certificate Registrar receives evidence to its satisfaction of


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

the destruction, loss or theft of any Certificate and (b) there is delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest in the same Class. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, lost, stolen or destroyed Certificate shall be found at any time.

            Section 5.04. Persons Deemed Owners. Prior to the due presentation of a Certificate for registration of transfer, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and none of the Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

            Section 5.05. Maintenance of Office or Agency. The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and presented for final distribution and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints the Certificate Registrar designated in
Section 5.02 for transfer and exchange of Certificates and designates the office described in Section 5.02 as its office for purposes of receipt of such


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

notices and demands. The Trustee will give prompt written notice to the Certificateholders of any change in the location of the Certificate Register or any such office of agency.

            Section 5.06. Appointment of Paying Agent. The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of Certificateholders and the Trustee in the Certificate Account until such sums have been paid to the Certificateholders and otherwise agree to be bound by the terms of this Agreement applicable to it. All funds in the Certificate Account shall be paid to Certificateholders on each Distribution Date in accordance with the terms of this Agreement. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers and shall, if other than the Trustee, have a rating of at least "AA" by the Rating Agency or be an entity whose appointment would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Regular Certificates, as evidenced by a written confirmation from the Rating Agency. The Trustee shall serve as the initial Paying Agent. The Paying Agent, if other than the Trustee, shall give the Trustee notice of any default in any payment due with respect to the Certificates.

      Section 5.07. Definitive Certificates. If (i)(A) the Depository advises the Depositor and the Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates and (B) and the Depositor fails to appoint a successor Depository within 90 days, the Trustee shall notify the Beneficial Owners, through the Depository, of the occurrence of such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. In such instance, an owner of a beneficial interest in a Book-Entry Certificate will be entitled to physical delivery in definitive form of Regular Certificates of the applicable Class represented by such BookEntry Certificate equal in principal amount to such beneficial interest and to have such Regular Certificates of the applicable Class registered in its name. Upon surrender to the Trustee by the Depository of the Certificates held of record by its nominee, accompanied by re-registration instructions and directions to execute and authenticate new Certificates from the Depository, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. Regular Certificates so issued in definitive form will be issued in minimum denominations of $100,000 and integral multiples of $1 in excess thereof as the Depository, pursuant to instructions from its participants or otherwise, shall direct. The Depositor shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions by the Depository and may conclusively rely on, and shall be protected in relying on, such instructions by the Depository. Any distribution made pursuant to
Section 4.01 to Holders of Definitive Certificates shall be made in accordance with the payment procedures set forth in Section 4.01(d).

            Section 5.08. Access to List of Certificateholders' Names and Addresses. If the Trustee is not the Certificate Registrar, and the Trustee at any time requests the Certificate Registrar in writing to provide a list of the names and addresses of Certificateholders of the Trust Fund, the Certificate Registrar shall furnish to the Trustee monthly not more than five days after each Record Date, as of such Record Date, or at such other times as the Trustee may request in writing within 15 days after receipt of such request, a list, in such form and as of such date as the Trustee may reasonably require, containing all the information in the possession or control of the Certificate Registrar, as to the names and addresses of the Certificateholders and the amount of the Certificates held by such Certificateholders. If three or more Certificateholders (i) request such information in writing from the Trustee,
(ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trustee shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to the most recent Record Date list of the Certificateholders held by the Trustee, if any. If such Record Date list is as of a date more than 90 days prior


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

to the date of receipt of such Certificateholders' request, the Trustee shall promptly request from the Certificate Registrar a current list and shall afford such Certificateholders access to such list promptly upon its receipt by the Trustee. The expense of providing any such information requested by such Certificateholders shall be borne by such Certificateholders and shall not be borne by the Trustee or the Certificate Registrar. Each Certificateholder, by receiving and holding a Certificate, agrees that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 5.09. Notices to Depository. Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give any such notice or other communication to the Depository.

            Section 5.10. Certificates Owned by the Mortgagors and Depositor Deemed Not Outstanding. In determining whether the Certificateholders of the requisite aggregate Voting Rights or principal balance have given or concurred in any request, demand, authorization, direction, consent or waiver under this Agreement, Certificates that are owned or held by or for the account of the Mortgagors and Depositor or by any Affiliate of any of the foregoing shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purpose of determining whether the Trustee shall be protected in relying on any such request, demand, authorization, direction, consent or waiver, only if a Responsible Officer of the Trustee has actual knowledge that certain Certificates are so owned shall such Certificates be so disregarded. Upon request of the Trustee, the Depositor shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Certificates, if any, known by the Depositor to be owned or held by or for the account of any of the above-described persons; and the Trustee shall be entitled to accept such Officer's Certificates as conclusive evidence of the facts set forth therein and of the fact that all Certificates not listed therein are outstanding for the purpose of any such determination.

                                   ARTICLE SIX

                         THE DEPOSITOR AND THE SERVICER

            Section 6.01. Liabilities of the Depositor and the Servicer.

            The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loan, nor is it obligated by Section 7.01 or any other provision of this Agreement to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligations hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 6.02. Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect their respective existences, rights and franchises (charter and statutory) and will each obtain and preserve their respective qualifications to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or of the Mortgage Loan and to perform their respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, and shall be deemed to have assumed all of the liabilities and obligations of the Depositor or the Servicer hereunder, as applicable, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that

(i) the successor or surviving Person to the Servicer shall be obligated to service the Mortgage Loan in accordance with Accepted Servicing
Practices and (ii) such successor or surviving Person would not cause the then current rating on any Class of the Regular Certificates to be lowered or withdrawn by the Rating Agency.

            Section 6.03. Limitation on Liability of the Depositor, the Servicer and Others. (a) Neither the Depositor, the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer against any liability arising out of the breach of any representations or warranties made by it herein or protect the Depositor or the Servicer or any such person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of their respective duties or by reason of reckless disregard of their respective obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or unanticipated expense relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of their respective duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that either the Depositor or the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Certificateholders hereunder. In such event, the legal expenses


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

and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor or the Servicer shall be entitled to be reimbursed therefor out of amounts on deposit in the Central Account or the Certificate Account as provided by Section 3.04 hereof.

            (b) Each of the Paying Agent (in such capacity), the Certificate Registrar (in such capacity), the Authenticating Agent (in such capacity) and the Servicer, respectively, agree, with respect to their own actions and omissions and those of their respective agents (but, not with respect to the actions or omissions of any other Person), to indemnify the Depositor, the Trustee, and the Trust Fund, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Depositor and/or the Trustee and/or the Trust Fund may sustain in connection with this Agreement related to the willful misconduct, bad faith and/or negligence by such indemnifying party or its agents, in the performance of duties by the indemnifying party or its agents hereunder or by reason of reckless disregard of obligations and duties by the indemnifying party or its agents, as the case may be, except that the Servicer shall not be liable for losses (i) that arise from events occurring or conditions existing prior to the date of this Agreement; or
(ii) which were known to the Mortgagors, the Depositor or the Trustee but not disclosed to the Servicer and as to which an employee or agent of the Servicer performing the duties of the Servicer hereunder did not otherwise have knowledge or as to which such persons would not, but for their negligence, bad faith or misfeasance, have had knowledge; (iii) which are caused by the Servicer's inability to perform because of the unavailability of funds in the Trust Fund or because any Advance would be a Nonrecoverable Advance; or (iv) that arise as a result of any action or inaction taken by the Servicer in accordance with the express recommendation or at the direction of the Trustee or the Certificateholders; provided, that such indemnity is limited to direct damages and shall not cover consequential damages. The Depositor and the Trustee shall immediately notify the Paying Agent, the Certificate Registrar, the Authenticating Agent or the Servicer, as the case may be, if a claim is made by a third party with respect to this Agreement or the Mortgage Loan entitling the Depositor, the Trustee or the Trust Fund to


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indemnification hereunder, whereupon the Paying Agent, the Certificate
Registrar, the Authenticating Agent or the Servicer, as the case may be, shall assume the defense of any such claim (with counsel reasonably satisfactory to the Depositor and the Trustee, as the case may be) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Paying Agent, the Certificate Registrar, the Authenticating Agent or the Servicer, as the case may be, shall not affect any rights the Depositor, the Trustee or the Trust Fund may have to indemnification under this Agreement or otherwise except to the extent any such party is damaged by such delay. Such indemnity obligation shall survive the termination of the Paying Agent, the Certificate Registrar, the Authenticating Agent and the Servicer hereunder and the termination of this Agreement.

            (c) The Depositor shall defend, indemnify and hold harmless the Trustee, its Affiliates, officers, directors, agents and employees against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that the Trustee or its Affiliates' officers, directors, agents, employees and Control Persons may sustain in connection with lawsuits brought by the Mortgagors or third parties based upon (a) actions taken by the Trustee pursuant to or in furtherance of, this Agreement or (b) inaccurate or erroneous information contained in reports or other documents prepared or furnished by other persons which are not Affiliates of the Trustee, as the case may be, except to the extent that the Trustee or its Affiliates obtain actual knowledge of such inaccuracy or error and fail to use diligent efforts to remedy the same or to notify the Depositor; provided, however, that in no event shall Servicer or the Trustee be indemnified or held harmless under this Section 6.03(c) with respect to consequential damages or from its own negligent actions or omissions or its willful misconduct.

            Section 6.04. Servicer Not to Resign. Subject to the provisions of
Section 6.02, the Servicer shall not resign from its obligations and duties hereby imposed on it except (i) upon determination that performance of its duties hereunder is no longer permissible under applicable law or is in material


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conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by it at the date of this Agreement, or (ii) upon the withdrawal by Servicer from the business of servicing commercial mortgage loans for third parties. Any such determination permitting the resignation of the Servicer shall, in the case of clause (i), be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Depositor. Circumstances permitting the resignation of the Servicer under clause (ii) shall be evidenced by certificate from a Servicing Officer confirming such withdrawal. No resignation by the Servicer under this Agreement shall become effective until the Trustee, in accordance with Section 7.04 hereof, or a successor servicer shall have assumed the Servicer's responsibilities and obligations hereunder. No person other than the Trustee shall be appointed a successor servicer if such appointment would cause a downgrade, qualification or withdrawal by the Rating Agency of its then-current rating of any Class of Regular Certificates.

            Section 6.05. Rights of the Depositor in Respect of the Servicer. The Servicer shall afford the Depositor, upon reasonable notice, during normal business hours access to all records, including those in electronic form, maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon request, the Servicer shall furnish the Depositor and the Trustee with most recent routinely publicly available financial statements of the Servicer's parent, AMRESCO, INC. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder which the Servicer has failed to cure and exercise the rights of the Servicer hereunder. In the event the Depositor undertakes any such action it shall be indemnified by the Trust Fund in accordance with the standard set forth in Section 6.03. The Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.


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                                  ARTICLE SEVEN

                                     DEFAULT

            Section 7.01. Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (a) any failure by the Servicer to deposit amounts in the Servicer Collection Account, the Certificate Account, the Default Interest Account, or, to the extent required pursuant to Section 3.04(a)(iii), the Central Account, in the amount and manner provided for herein so as to enable the Paying Agent to distribute or cause to be distributed to the Certificateholders of any Class any payment required to be made under the terms of the Certificates and this Agreement that continues unremedied for a period of one day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, the Paying Agent or the Depositor, or to the Servicer and the Trustee or the Paying Agent by Certificateholders evidencing, in the aggregate, not less than 25% of the Voting Rights of the Regular Certificates;

                (b) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements of the Servicer in this Agreement, which failure continues unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by Certificateholders evidencing, in the aggregate, not less than 25% of the Voting Rights of the Regular Certificates;


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                (c) a representation or warranty of the Servicer set forth in this Agreement shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice thereof shall have been given to the Servicer by the Trustee or by the Depositor, or to the Servicer and the Trustee by Certificateholders evidencing, in the aggregate, not less than 25% of the Voting Rights of the Regular Certificates;

                (d) the entry of a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding-up or liquidation of the Servicer's affairs, and such decree or order remains unstayed and in effect for a period of 30 days;

                (e) the consent by the Servicer to the appointment of a conservator or receiver or liquidator or liquidating committee in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property;

                (f) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

                (g) any failure of the Servicer to make any Advance from its own funds when required to do so pursuant to this Agreement; or

                (h) either (A) the Rating Agency shall lower or withdraw the outstanding rating of any Class of the Regular


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      Certificates solely because the existing or prospective financial condition or mortgage loan servicing capability of the Servicer is insufficient to maintain such outstanding rating or (B) the Rating Agency shall provide notice that failure to replace the Servicer will result in a lowering or withdrawal of the outstanding rating on any Class of Regular Certificates.

      If an Event of Default shall occur, then, so long as such Event of Default shall not have been remedied, either (A) the Trustee may, or (B) upon the written direction of the holders of Certificates evidencing, in the aggregate, not less than 25% of the Voting Rights of the Regular Certificates, the Trustee shall, by notice in writing to the Servicer (with a copy to the Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement, other than rights and obligations accrued prior to such termination, and in and to the Mortgage Loan and the proceeds thereof. In the case of an Event of Default relating to the Servicer under clauses (d), (e) or (f) above, the Trustee will immediately succeed to the duties and obligations of the Servicer (including the obligations with respect to the making of any required Advance which has not been made as of such date). Upon any termination of the Servicer or appointment of a successor to the Servicer, the Trustee shall, as soon as practicable, give written notice thereof to the Certificateholders.

      The Trustee shall appoint a successor Servicer selected by the Trustee and approved by Certificateholders holding in the aggregate not less than 662/3% of the Voting Rights of the Regular Certificates. The Servicer will receive any amounts owed to it under this Agreement (other than unpermitted P&I Advances described in Section 3.18(f)(iii)) through the date of its termination prior to the recovery by the successor Servicer of any amounts owed to it hereunder. The Servicer agrees that it will promptly (and in any event no later than five Business Days subsequent to such notice) provide the successor Servicer with all documents and records, including those in electronic form, requested by it to enable it to assume the predecessor Servicer's obligations hereunder, and to cooperate with the successor Servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including without


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 limitation, the transfer within one Business Day to the successor Servicer or its duly appointed agent for administration by it of all cash received by the predecessor Servicer under the Mortgage Loan and which shall at the time have been or should have been credited by the predecessor Servicer to the Rent Accounts, the Central Account, the Servicer Collection Account, the Escrow Account, the Default Interest Account and the Certificate Account or that thereafter is received with respect to the Mortgage Loan (provided, however, that notwithstanding anything to the contrary in this Section 7.01, the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances, unpaid Servicing Fees, Modification Fees, Liquidation Fees and Special Servicing Fees and interest thereon at the Advance Rate or otherwise, less any sums owed the Trust Fund or otherwise in accordance with the terms hereof). The Trustee shall not be deemed to have breached any obligations hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Servicer to remit any amounts received by it or to deliver any documents held by it with respect to the Mortgage Loan. All reasonable costs and expenses (including attorneys' fees) incurred by the Trustee, the Depositor or the Certificateholders in connection with the appointment of a successor Servicer, including but not limited to, transferring the Deed of Trust File to the successor Servicer and, if applicable, amending this Agreement to reflect such succession as Servicer pursuant to this Section
7.01 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses to the Trustee. For so long as any amounts have not been paid to the predecessor Servicer, any successor Servicer shall deliver to the predecessor Servicer on each Distribution Date the following information: (i) any analysis made since the then most recent Distribution Date as to whether any Advances are Nonrecoverable Advances; (ii) any appraisals received since the last Distribution Date; (iii) any environmental or engineering reports with respect to the Mortgaged Property received since the last Distribution Date;
(iv) any reports or notices distributed to Certificateholders, the Initial Purchasers or the Rating Agency; or (v) any other information reasonably requested by such predecessor Servicer. If such amounts are not paid to the Trustee by the predecessor Servicer within 30 days following delivery of

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an invoice therefor by the Trustee to such predecessor servicer, the Trustee shall be reimbursed for such sums by the Trust Fund from amounts on deposit in the Central Account, which reimbursement shall not diminish the obligation of such predecessor servicer to pay such amounts to the Trust Fund.

      If a Mortgage Loan Event of Default shall occur, the actions of Trustee and Servicer with respect to the foreclosure upon the Mortgaged Property shall be governed by Section 3.08 hereof. The occurrence of a Mortgage Loan Event of Default shall not effect an acceleration of the Certificate Principal Balance, and the rights of Certificateholders to receive distributions shall continue to be governed by Section 4.01 hereof.

      If a Responsible Officer of the Trustee shall obtain knowledge of any Event of Default hereunder, the Trustee shall immediately notify the Servicer of the occurrence of such Event of Default. Upon the occurrence of any Event of Default hereunder known to a Responsible Officer of the Trustee, the Trustee shall give the Rating Agency written notice of the occurrence thereof.

      On or after the receipt by the Servicer of written notice of termination, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loan (other than its capacity, if any, as Holder of a Certificate) or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01.

            Section 7.02. Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as a trustee of an express trust, to take all actions now or hereafter available at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim, debt and other papers in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be


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cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any such right or remedy with respect to any Event of Default.

            Section 7.03. Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing, in the aggregate, not less than 25% of the Voting Rights of the Certificates, may direct the time, method and place for conducting any proceeding for any remedy available to the Trustee, or for exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) conducting or defending any administrative action or litigation hereunder or in relation hereto, and (ii) terminating the Servicer or any successor servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee security or indemnification satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby and, provided, further, that the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders. In the event that the Trustee receives instructions or directions from two groups of Holders of Certificates, each group evidencing not less than 25% of the Voting Rights of Certificates, the Trustee shall follow the instructions or directions of the group with the greater percentage of Voting Rights, subject to provisions in the preceding sentence.

            Section 7.04. Trustee to Act; Appointment of Successor. (a) On and after the time the Servicer receives a notice of termination pursuant to Section
7.01 or the Trustee receives the resignation of the Servicer in accordance with


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clause (i) of the first sentence of Section 6.04 accompanied by an Opinion of
Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer that have accrued after such termination other than those responsibilities, duties and liabilities of the Servicer arising under Section 2.03; provided, however, that any failure to perform such duties or responsibilities caused by the Servicer's failure to comply with
Section 7.01 shall not be considered a default by the Trustee hereunder. In its capacity as such successor, the Trustee shall have the same limitation of liability herein granted to the Servicer. As compensation for serving as the successor to the Servicer, the Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination or resignation had been given, including, without limitation, the Servicing Fee, the Special Servicing Fee and the Liquidation Fee and the Modification Fee. Notwithstanding anything contained herein, the Trustee may, if it is unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder, any established finance institution or mortgage loan servicing institution whose appointment would not result in a downgrade, qualification or withdrawal by the Rating Agency of its then-current rating of any Class of Regular Certificates; provided, however, that until such appointment and assumption, the Trustee, or the Servicer in the case of its resignation pursuant to clause (ii) of the first sentence of Section 6.04, will continue to perform the servicing obligations pursuant to this Agreement to the extent set forth above. In the case of the resignation of the Servicer pursuant to clause (ii) of the first sentence of Section 6.04, the Trustee shall appoint any institution meeting the foregoing requirements selected by the Servicer and reasonably acceptable to the Trustee. In connection with any such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree; provided, however, that no such


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compensation shall be in excess of that permitted the Servicer hereunder. The
Trustee, the Depositor, the Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any successor servicer shall be deemed to be in default of any of its obligations under this Section 7.04 if and to the extent that such default arises from failure of the Servicer to timely provide all applicable books, records and other documents necessary to effectuate the sale, transfer or assignment of servicing rights to the Trustee or a successor servicer in accordance with this Section 7.04.

      (b) Any successor to the Servicer, including the Trustee, as servicer hereunder shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent required of the predecessor Servicer pursuant to Section 3.06(c).

      (c) Notwithstanding any other provision of this Agreement, no Person shall be appointed as a successor servicer if such appointment would adversely affect the then current rating of any Class of the Regular Certificates as evidenced in writing by the Rating Agency.

            Section 7.05. Notification to Certificateholders. (a) Upon any termination of the Servicer or appointment of a successor to the Servicer, in each case as provided herein, the Trustee shall as soon as practicable give written notice thereof to the Rating Agency and to the Certificateholders at their respective addresses appearing in the Certificate Register.

      (b) Any notification to Certificateholders of an Event of Default shall advise the Certificateholders of their rights pursuant to item (B) of the second paragraph of Section 7.01, if applicable.

            Section 7.06. Waiver of Past Events of Default. The Holders of Certificates evidencing, in the aggregate, not less than a majority of the Voting Rights of the Certificates may, on behalf of all Holders of Certificates, waive any Event of Default


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hereunder and its consequences; provided, that in the absence of (i) written instructions from all Certificateholders and (ii) the reimbursement to the Trustee and the Fiscal Agent of all costs and expenses (including attorneys' fees) incurred by the Trustee and the Fiscal Agent in connection with such Event of Default, the Trustee shall not waive any Event of Default (a) consisting of the failure to remit to the Trustee any principal of or interest on, or other amounts due under, the Mortgage Note and received by the Servicer, or the failure of the Servicer to make any required Advance hereunder or (b) in respect of a covenant or provision hereunder that under Article Eleven hereof cannot be modified or amended without the consent of such Certificateholder. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            Section 7.07. Action upon Certain Failures of the Servicer and upon the Occurrence of an Event of Default. In the event that a Responsible Officer of the Trustee learns of any failure of the Servicer specified in Section 7.01(a) or (b) that would become an Event of Default if the Servicer, upon receipt of notice of such failure, does not remedy the same, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a Responsible Officer of the Trustee, the Trustee shall not be deemed to have knowledge of any facts or circumstances that constitute, or with notice and/or the passage of time would constitute an Event of Default, or of any Event of Default.

            Section 7.08. Limitations on Suits by Certificateholders. No Certificateholder shall have any right by virtue or by availing of any provision hereof to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to the Trust, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy thereunder, unless: (i) such Certificateholder previously has notified the Trustee in writing of an Event of Default and of the continuance


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thereof, as provided herein; (ii) the Certificateholders representing in the aggregate not less than 25% of the Voting Rights have requested in writing that the Trustee institute such action or proceedings in its own name as trustee hereunder; (iii) such Certificateholders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request; and (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such action or proceedings, it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever to affect, disturb or prejudice the rights of any other Certificateholder or to obtain or seek to obtain priority over or preference to any other Certificateholder or to enforce any right hereunder or under the Certificates, except in the manner provided herein and therein and for the equal, ratable and common benefit of all Certificateholders, subject to the priorities among Classes of Certificates set forth in this Agreement. For the protection and enforcement of the provisions of this Section 7.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 7.09. Unconditional Right of Certificateholders to Receive Distributions and to Institute Certain Suits. Notwithstanding any other provision in this Agreement or any Certificate issued pursuant hereto, the right of any Certificateholder to receive distributions on such Certificate pursuant to Article Four on or after the respective due dates set forth herein, or, to institute suit for the enforcement of any such distribution on or after such respective dates as provided herein, or therein shall not be impaired or affected without the consent of such Certificateholder.


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                                  ARTICLE EIGHT

                    CONCERNING THE TRUSTEE AND FISCAL AGENT

            Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. The Depositor shall not be obligated to monitor or supervise the performance by the Trustee of its duties hereunder. In case an Event of Default has occurred (which has not been cured or waived), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.07, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

      The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, Mortgagors or any other person hereunder. If any such instrument is found on its face not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's reasonable satisfaction, the Trustee shall provide notice thereof to the Certificateholders.

      No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this


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Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

            (a) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (b) none of the Trustee, the Fiscal Agent or any of their respective directors, officers, employees, agents employees, agents or Control Persons shall be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee; and

            (c) none of the Trustee, the Fiscal Agent or any of their respective directors, officers, employees, agents employees, agents or Control Persons shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of Holders of Certificates evidencing, in the aggregate, not less than 25% of the Voting Rights of the Certificates, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

            (d) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in
Section 7.01 or any other act or circumstance upon the occurrence of which the Trustee may be required to take action unless a Responsible Officer of the


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Trustee obtains actual knowledge of such failure, act, or circumstance or the
Trustee receives written notice of such failure from the Servicer, the Depositor or Holders of the Certificates evidencing, in the aggregate, not less than 25% of the Voting Rights of the Certificates; and

            (e) the execution by the Trustee of any forms or plans of liquidation in connection with the Trust Fund shall not constitute a representation by the Trustee as to the adequacy of such form or plan of liquidation other than that such plan of liquidation meets the requirements outlined in Sections 9.01 and 9.02; and

            (f) the Trustee and the Fiscal Agent shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective duties as Trustee and Fiscal Agent in accordance with this Agreement. In such event, all legal expense of such action shall be expenses and costs of the Trust Fund and the Trustee and the Fiscal Agent shall be entitled to be reimbursed therefor from the Central Account pursuant to
Section 3.04(a)(iv).

            None of the provisions contained in this Agreement shall in any event (i) require the Trustee or the Fiscal Agent to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties as Trustee or as Fiscal Agent hereunder or in the exercise of any of its rights or powers as Trustee or as Fiscal Agent hereunder if the Trustee or the Fiscal Agent has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, or (ii) to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement (other than investments made with the Trustee in its commercial capacity). Subject to any express requirement of this Agreement and until such time as the Trustee shall be the successor to the Servicer and without otherwise limiting the generality of this Section, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of


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this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) subject to Section 3.21 and Article Ten, to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund, (D) to confirm or verify the contents of any reports or certificates of any Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties. Notwithstanding anything contained herein, the Trustee shall not be responsible and shall have no liability in connection with the duties assumed by the Paying Agent, the Authenticating Agent and the Certificate Registrar hereunder, unless the Trustee is acting in any such capacity hereunder; provided further that in any such capacity the Trustee shall have all of the rights, protections and indemnities provided to it as Trustee hereunder.

            Section 8.02. Certain Matters Affecting Trustee and Fiscal Agent.
(a) Except as otherwise provided in Section 8.01:

                (i) the Trustee and the Fiscal Agent may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (ii) the Trustee and the Fiscal Agent may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                (iii) neither the Trustee nor the Fiscal Agent shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute,


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      conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee and the Fiscal Agent reasonable security or indemnity against the costs, expenses and liabilities, including reasonable legal fees, which may be incurred therein or thereby; provided, except in those cases in which the Trustee is required by the terms of this Agreement to follow the directions of a requisite number or percentage of Certificateholders, nothing contained herein shall relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. The Trustee's and the Fiscal Agent's reasonable costs and expenses (including attorneys' fees) in connection with the foregoing shall be paid by the requesting Certificateholders;

                (iv) neither the Trustee nor the Fiscal Agent nor any of their respective directors, officers, employees, agents or Control Persons shall be personally liable for any action reasonably taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                (v) prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default that may have occurred, the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein (except as specifically required by this Agreement) or to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing, in the aggregate, not less than 25% of the


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      Voting Rights of the Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to taking any such action. The reasonable expense of every such investigation shall be paid by the Trust Fund in the event that such investigation relates to an Event of Default, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholders requesting the investigation;

                (vi) the Trustee and the Fiscal Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and shall not be liable for the actions or omissions of any such agents or attorneys selected with due care or the actions or omissions of the Servicer (except during the time it is acting as Servicer), or any sub-servicer or the actions or omissions of the Depositor;

                (vii) neither the Trustee nor the Fiscal Agent shall be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder;

                (viii) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of such act; and

                (ix) neither the Trustee nor the Fiscal Agent shall be liable for any loss on any investment of funds made by it pursuant to the terms of this Agreement (other than investments made with the Trustee in its commercial capacity).

            (b) Following the Closing Date, the Trustee shall not accept any contribution of assets to the Trust Fund not


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specifically contemplated by this Agreement unless the Trustee shall have received a Nondisqualification Opinion at the expense of the Person desiring to contribute such assets with respect to such contribution.

            (c) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

            Section 8.03. Trustee and Fiscal Agent Not Liable for
Certificates or the Mortgage Loan. The recitals contained herein and in the Certificates (other than the authentication and execution of the Certificates) shall be taken as the statements of the Depositor or the Servicer, as the case may be, and neither the Trustee nor the Fiscal Agent assumes any responsibility for their correctness. The Trustee and the Fiscal Agent make no representations as to the validity or sufficiency of this Agreement, the Certificates or the Mortgage Loan or related documents (including any documents comprising parts of the Mortgage File), except as expressly set forth herein. The Trustee and the Fiscal Agent shall not be liable for any action or failure of any action by the Depositor or the Servicer hereunder. The Trustee and the Fiscal Agent shall at no time have any responsibility or liability for or with respect to the legality, validity or enforceability of the Mortgages or the Mortgage Loan, or the perfection and priority of the Mortgages or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation, the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon; the validity of the assignment of the Mortgage Loan to the Trust Fund; the performance or enforcement of the Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); the compliance by the Depositor, the Mortgagors or the Servicer with any warranty or representation

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made under this Agreement or in any related document or the accuracy of any such warranty or representation made under this Agreement or in any related document prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom (other than investments made with the Trustee in its commercial capacity); the failure of the Servicer or any Sub-Servicer to act or perform any duties required of it hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02); provided, however, that the foregoing shall not relieve each of the Trustee or Fiscal Agent of its obligations to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee or Fiscal Agent to perform their duties under this Agreement or based on the Trustee's or the Fiscal Agent's negligent action, negligent failure to act or willful misconduct (or other such standard of care as may be provided herein with respect to any particular matter), no recourse shall be had for any claim based on any provisions of this Agreement, the Certificates, or the Mortgage Loan or assignment thereof against the Trustee in its individual capacity or the Fiscal Agent, each of the Trustee and the Fiscal Agent shall not have any personal obligation, liability or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust Fund or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee and Fiscal Agent shall have no responsibility for filing any financing or continuation statements in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust Fund or to record this Agreement (unless the Trustee shall have become the successor Servicer). The Trustee and Fiscal Agent shall not be accountable for the use or application by the Depositor of any of the Regular Certificates or of the proceeds of such Certificates or for the use or application of any funds paid to the Depositor in respect of the transfer and assignment of the Deed of Trust Loan.

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      Neither the Trustee or the Fiscal Agent, by reason of the action or inaction of a responsible officer or officers of the Trustee or the Fiscal Agent, nor any of their respective directors, officers, employees, agents or Control Persons shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trustee or any such person against any liability which would otherwise be imposed by reason of willful misconduct, bad faith, negligence in the performance of duties or negligent failure to act. The Trustee, Fiscal Agent and any director, officer, employee, agent and Control Person of the Trustee and the Fiscal Agent shall be indemnified by amounts on deposit in the Central Account, and held harmless against any loss, liability or expense incurred in connection with or related to the Trustee's or Fiscal Agent's performance of their duties under this Agreement (including, without limitation, performance under Section 8.01 hereof). The indemnification provided hereunder shall survive the resignation or removal of the Trustee or Fiscal Agent and the termination of this Agreement. Anything herein to the contrary notwithstanding, the Trustee shall be responsible for the acts or failures to act of the Servicer during the time it is serving as Servicer to the same extent that the Servicer would be liable for its acts or failure to act under this Agreement.

            Section 8.04. Trustee or Fiscal Agent May Own Certificates. Each of the Trustee and the Fiscal Agent in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee or Fiscal Agent.

            Section 8.05. Trustee's Fees and Expenses. The Servicer shall pay the Trustee Fee out of the Servicing Fee. To the extent the Trustee Fee is not paid by the Servicer, the Trustee shall be entitled to pay itself pursuant to
Section 3.04(c)(ii) out of funds on deposit in the Certificate Account. The Servicer shall pay or reimburse the Trustee from funds on deposit in the Central Account upon the Trustee's request for all reasonable expenses, disbursements and advances incurred or made by the Trustee (other than in the normal course of the business


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of the Trustee) in its capacity as Trustee hereunder in the performance of its duties, in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is expressly the responsibility of a Certificateholder or Certificateholders hereunder, all of which payments and reimbursements are to be made by the Servicer by withdrawing amounts on deposit in the Central Account pursuant to Section
3.04 hereof to the extent permitted by the Loan Documents. The Trustee shall provide the Servicer with an invoice, on or prior to each Payment Date, setting forth the actual expenses incurred in connection with the performance of its duties hereunder for which it seeks payment or reimbursement on the next withdrawal from the Central Account pursuant to Section 3.04 hereof, provided, however, that the failure by the Trustee to provide such invoice shall not constitute a waiver of its right to reimbursement of such claims. Notwithstanding the first sentence of this Section 8.05, the Servicer will not be obligated to pay any successor trustee any fee in excess of the amount paid to the Trustee on the Closing Date. Any such excess fee (as well as any excess fee required to be paid to a successor servicer) shall be payable out of payments made by the Mortgagors on the Mortgage Loan. The obligations of the Servicer under this Section 8.05 shall survive termination of the initial Servicer and payment of the Certificates and shall extend to any co-trustee or separate trustee appointed pursuant to this Article Eight.

            Section 8.06. Eligibility Requirements for Trustee and Successor Fiscal Agent. The Trustee hereunder shall not be an Affiliate of the Manager, the Mortgagors, the Depositor or the Servicer (unless the Trustee succeeds to the obligations of the Servicer pursuant to Article Seven) and shall at all times be a corporation or association organized and doing business under the laws of any State, the United States of America, or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 (or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $100,000,000, and shall be subject to supervision or examination by Federal, State, or District of Columbia authority and which,


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as confirmed by the Rating Agency, will not adversely affect the then current rating of any Class of the Regular Certificates. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee or Fiscal Agent hereunder must at all times be an institution whose long-term senior unsecured debt is rated not less than "AA" by the Rating Agency or whose appointment would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Regular Certificates by the Rating Agency, as evidenced by a written confirmation to such effect from the Rating Agency. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The appointment of any successor Fiscal Agent shall not be permitted to cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Regular Certificates, as evidenced by a written confirmation to such effect from the Rating Agency.

            Section 8.07. Resignation and Removal of Trustee and Fiscal Agent. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Servicer, the Certificate Registrar (if other than the Trustee), and the Rating Agency and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, not less than 60 days before the date specified in such notice when, subject to
Section 8.08, such resignation is to take effect, provided that a successor trustee meeting the qualifications set forth in Section 8.06 must have been appointed by the Depositor in accordance with Section 8.08 and must have accepted such appointment before such resignation can take effect, and provided further that the appointment of such successor trustee would not cause a downgrade, qualification or withdrawal by the Rating Agency of its then-current rating of any Class of Regular Certificates. If


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no successor trustee has accepted appointment within 30 days after such notice of resignation is given, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time any of the following occur: (x) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request for the Trustee's resignation by the Depositor or the Servicer; or (y) if at any time the Trustee and Fiscal Agent shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or Fiscal Agent or of any of their property shall be appointed, or any public officer shall take charge or control of the Trustee or Fiscal Agent or of their property or affairs for the purpose of rehabilitation, conservation or liquidation; then, in any such case, the Depositor or the Servicer may remove the Trustee or Fiscal Agent and appoint a successor Trustee or successor Fiscal Agent by written instrument, in duplicate, executed by any duly authorized officer or Servicing Officer of the Depositor or the Servicer, as applicable, one copy of which instrument shall be delivered to the Trustee or Fiscal Agent so removed and one copy to the successor Trustee or successor Fiscal Agent (with a copy to the Depositor and the Servicer). Except as otherwise provided in the following paragraph, Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of the Certificates, may at any time remove the Trustee and the Fiscal Agent and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instrument or instruments shall be delivered to the Depositor (with a copy to the Servicer), one complete set to the Trustee and the Fiscal Agent so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee and the Fiscal Agent and acceptance of appointment by the successor trustee shall be given to the Rating Agency by the successor trustee.

      Additionally, (i) if the Fiscal Agent or the Trustee fails to remit to the Certificateholders, the Paying Agent or the Trustee any payment required to be made or remitted by it under the terms of this Agreement, (ii) if the Trustee or the Paying


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Agent fails to duly observe or perform in any material respect any other of the covenants or agreements on the part of such Person contained in the Certificates or this Agreement, which failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure shall have been given to the Person required to observe or perform such covenants or agreements by the Depositor or the Trustee, or, if such Person is the Trustee, to the Trustee by the Certificateholders evidencing, in the aggregate, not less than 25% of the Voting Rights of the Regular Certificates, or (iii) the Trustee or the Fiscal Agent fails to make any Advance required to be made from its own funds when required pursuant to Section 3.25(c), then in each such case, holders of Certificates evidencing, in the aggregate, not less than 25% of the Voting Rights of the Certificates, may at any time remove the Trustee, the Fiscal Agent or the Paying Agent, as applicable, in accordance with the last two sentences of the preceding paragraph.

            Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of the appointment by the successor trustee as provided in Section 8.08 and unless the appointment of such successor trustee would not cause a downgrade, qualification or withdrawal by the Rating Agency of the then-current rating of any Class of Regular Certificates. Any resignation or removal of the Trustee shall cause the simultaneous resignation or removal of the Fiscal Agent.

            Section 8.08. Successor Trustee and Fiscal Agent. Any successor Trustee or Fiscal Agent appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Servicer and to its predecessor trustee or fiscal agent an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor Trustee or Fiscal Agent shall become effective and such successor Trustee or Fiscal Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor Trustee


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or Fiscal Agent shall deliver or cause to be delivered to the successor
Trustee or Fiscal Agent the Mortgage File and related documents and statements held by it hereunder, and the Depositor, the Servicer and the predecessor Trustee or Fiscal Agent shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

      No successor trustee or fiscal agent shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee or fiscal agent shall be eligible under the provisions of Section 8.06 and its appointment shall not adversely affect the then current rating of any Class of the Regular Certificates.

      Upon acceptance of appointment by a successor trustee or fiscal agent as provided in this Section, the successor trustee or fiscal agent shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and the Rating Agency. If the successor Trustee or Fiscal Agent fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee or Fiscal Agent, the Servicer shall cause such notice to be mailed at the expense of the successor Trustee or Fiscal Agent.

            Section 8.09. Merger or Consolidation of Trustee and of Fiscal Agent. Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Any Person into which the Fiscal Agent may be merged or converted or with which it may be consolidated or any corporation or bank resulting from any merger, conversion or consolidation to which the Fiscal Agent shall be a party, or any corporation or banking association succeeding to all or


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

substantially all of the corporate trust business of the Fiscal Agent, shall be the successor of the Fiscal Agent hereunder, provided that such corporation or banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 8.10. Appointment of Co-Trustee or Separate Trustee; Appointment of Fiscal Agent. (a) At any time or times, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Mortgaged Property of the Trust may at the time be located or in which any action of the Trustee may be required to be performed or taken, the Trustee, the Depositor or the Holders of Certificates evidencing, in the aggregate, more than a majority of the Voting Rights, by an instrument in writing signed by it or them, may appoint one or more individuals or corporations to act as separate trustee or separate trustees or co-trustee, acting jointly with the Trustee, of all or any part of such Mortgaged Property, to the full extent that local law makes it necessary for such separate trustee or separate trustees or co-trustee acting jointly with the Trustee to act.

            (b) The Trustee, and at the request of the Trustee, the Mortgagors shall execute, acknowledge and deliver all such instruments as may be required by the legal requirements of any jurisdiction or by any such separate trustee or separate trustees or co-trustee for the purpose of more fully confirming such title, rights or duties to such separate trustee or separate trustees or co-trustee. Upon the acceptance in writing of such appointment by any such separate trustee or separate trustees or co-trustee, it, he, she or they shall be vested with such title to the Mortgaged Property or any part thereof, and with such rights, powers, duties and obligations as shall be specified in the instrument of appointment, and such rights, powers, duties and obligations shall be conferred or imposed upon and exercised or performed by the Trustee, or the Trustee and such separate trustee or separate trustees or co-trustees jointly with the Trustee subject to all the terms of this Agreement, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be


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incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee, as the case may be. Any separate trustee or separate trustees or co-trustee may, at any time by an instrument in writing, constitute the Trustee its attorney-in-fact and agent with full power and authority to do all acts and things and to exercise all discretion on its behalf and in its, her or his name. In any case any such separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, the title to the Mortgaged Property and all assets, property, rights, powers, obligations and duties of such separate trustee or co-trustee shall, so far as permitted by law, vest in and be exercised by the Trustee, without the appointment of a successor to such separate trustee or co-trustee unless and until a successor is appointed.

            (c) All provisions of this Agreement which are for the benefit of the Trustee shall extend to and apply to each separate trustee or co-trustee appointed pursuant to the foregoing provisions of this Section 8.10.

            (d) Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act and the Trustee shall act, subject to the following provisions and conditions: (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody, investment and payment of moneys shall be exercised solely by the Trustee; (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed and exercised or performed by the Trustee and such additional trustee or trustees and separate trustee or trustees jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Mortgaged Property in any such jurisdiction) shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees; (iii) no power hereby given to, or exercisable by, any such additional trustee or


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separate trustee shall be exercised hereunder by such additional trustee or separate trustee except jointly with, or with the consent of, the Trustee; and
(iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder. If at any time the Trustee shall deem it no longer necessary or prudent in order to conform to any such law, the Trustee shall execute and deliver all instruments and agreements necessary or proper to remove any additional trustee or separate trustee.

            (e) Any request, approval or consent in writing by Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take such action as may be so requested, approved or consented to.

            (f) Notwithstanding any other provision of this Section 8.10, the powers of any additional trustee or separate trustee shall not exceed those of the Trustee hereunder.

            Section 8.11. Appointment of Authenticating Agent. (a) At any time when any of the Certificates remain outstanding, the Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Certificates, and Certificates so authenticated shall be entitled to the benefits of this Agreement and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Agreement to the authentication and delivery of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Servicer and shall at all times be a corporation or association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $15,000,000, authorized under such laws to do trust business and subject to supervision or examination by federal or state authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for


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the purposes of this Section, the combined capital and surplus of such
Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section. The initial Authenticating Agent shall be the Trustee.

            (b) Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Person shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            (c) An Authenticating Agent may resign at any time by giving at least 30 days' advance written notice thereof to the Trustee, the Servicer and the Depositor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Servicer and the Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Servicer and the Depositor and shall mail written notice of such appointment by first-class mail, postage prepaid to all Certificateholders as their names and addresses appear in the Certificate Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section. Any reasonable compensation paid to an Authenticating Agent for its services under this Section shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.


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            Section 8.12. Fiscal Agent Appointed; Concerning the Fiscal Agent.
(a) The Trustee hereby appoints ABN AMRO Bank N.V. as the initial Fiscal Agent hereunder for the purposes of exercising and performing the obligations and duties imposed upon the Fiscal Agent by Section 3.25(c) of this Agreement.

            (b) The Fiscal Agent undertakes to perform such duties and only such duties as are specifically set forth in Section 3.25(c) of this Agreement.

            (c) No provision of this Agreement shall be construed to relieve the Fiscal Agent from liability for its own negligence, bad faith or willful misfeasance; provided, however, that (i) the duties and obligations of the Fiscal Agent shall be determined solely by the express provisions of Section 3.25(c) of this Agreement, the Fiscal Agent shall not be liable except for the performance of such duties and obligations, no implied covenants or obligations shall be read into this Agreement against the Fiscal Agent and, in the absence of bad faith on the part of the Fiscal Agent, the Fiscal Agent may conclusively rely, as to the truth and correctness of the statements or conclusions expressed therein, upon any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Fiscal Agent by the Depositor or any Servicer and which on their face do not contradict the requirements of this Agreement, and (ii) the provisions of clauses (b) and (c) of Section 8.01 shall apply to the Fiscal Agent.

            (d) The Fiscal Agent also shall have the benefit of provisions of clauses (i), (ii), (iii) (other than the proviso thereto), (iv), (v) (other than the proviso thereto) and (vi), (vii) and (ix) of Section 8.02(a) of this Agreement.


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                                  ARTICLE NINE

                                   TERMINATION

            Section 9.01. Termination. (a) Subject to Section 9.02, the respective obligations and responsibilities of the Servicer, the Depositor, the Paying Agent, the Fiscal Agent and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and other than the indemnification obligations of the parties hereto) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article Nine following the later of (i) the final payment on the Deed of Trust Loan and (ii) the liquidation of the last Foreclosed Property, if any, remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (i) the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the latest possible maturity date set forth in Section 10.01(c).

            (b) Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders of any Class may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Paying Agent by letter to the Rating Agency and the Certificateholders preceding such final distribution and shall specify (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

            (c) Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders on the Final Distribution Date the Available


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Distribution Amount for such Final Distribution Date in accordance with Section
4.01. Upon any such distribution that would result in the surrender of all Certificates, the Paying Agent shall terminate, or request the Servicer to terminate, the Rent Accounts, the Central Account, the Servicer Collection Account, the Certificate Account, the Default Interest Account and any other account or fund maintained with respect to the Certificates, subject to the Paying Agent's obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

            (d) In the event that all of the Certificateholders required to surrender their Certificates shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Paying Agent shall on such date cause all funds in the Certificate Account not distributed in the final distribution to Certificateholders to be withdrawn from the Certificate Account and credited to the remaining Certificateholders by depositing such funds in a separate trust account held uninvested for the benefit of such Certificateholders who failed to surrender their Certificates and the Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates required to be surrendered shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such trust account. If the remaining Certificateholders do not surrender their Certificates for cancellation and receipt of the final distribution with respect thereto within two years after the Final Distribution Date, the Paying Agent shall pay the amount of such unclaimed final distribution to the Class R Certificateholder and no other Certificateholders shall have any further claim to such amounts.

            Section 9.02. Additional Termination Requirements. (a) In connection with any termination pursuant to Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been


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

furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code, or (ii) cause the Trust REMIC to fail to qualify as a REMIC or cause the Grantor Trust to be treated as a taxable mortgage pool at any time that any Regular Certificate is outstanding:

                (i) Within 89 days prior to the Final Distribution Date set forth in the notice given by the Paying Agent under Section 9.01, the Trustee shall prepare and adopt a plan of complete liquidation of the Trust REMIC, which in an Opinion of Counsel obtained by the Trustee at the expense of the Trust Fund, meets the requirements of a qualified liquidation under the REMIC Provisions;

                (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee or the Servicer on behalf of the Trustee, shall sell any remaining assets of the Trust Fund;

                (iii) At the time of making the final payment on the Certificates other than the Class R Certificates, the Paying Agent shall distribute or credit, or cause to be distributed or credited, to the Holder of the Class R Certificate all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund shall terminate at that time; and

                (iv) In no event may the final payment on the Certificates (except to the extent permitted in Section 9.01 with respect to Certificateholders who fail to surrender their Certificates) be made after the 89th day from the date on which the plan of complete liquidation is adopted.

            (b) By acceptance of a Class R Certificate, each Holder thereof hereby authorizes the Trustee to adopt such a plan of complete liquidation upon the written request of the Servicer and to take such other action in connection therewith as may be


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

reasonably requested by the Servicer, which authorization shall be binding upon all successor Class R Certificateholders.

            Section 9.03. Trusts Irrevocable. Except as expressly provided herein, all trusts created hereby are irrevocable.


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                                   ARTICLE TEN

                              REMIC ADMINISTRATION

            Section 10.01. REMIC Administration. (a) The parties intend that the Trust REMIC shall constitute, and that the affairs of the Trust REMIC shall be conducted so as to qualify it as, a REMIC, and the provisions hereof shall be interpreted consistently with this intention.

            (b) An election will be made by the Trustee on behalf of the Trust Fund to treat the segregated pool of assets consisting of the Mortgage Note (other than the right to receive Default Rate Interest with respect thereto), the Mortgages, the other Loan Documents, the Servicer Collection Account and the Certificate Account as a REMIC under the Code (the "Trust REMIC"). Such election will be made on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For purposes of such election, the Class A, Class B, Class C and Class D Certificates shall be designated as representing, in part, beneficial interests in the "regular interests" in the Trust REMIC, and the Class R Certificates shall be designated as the "residual interest" in the Trust REMIC.

            (c) The Closing Date is hereby designated as the "Startup Day" of the Trust REMIC within the meaning of Section 860G(a)(9) of the Code. The "latest possible maturity date" of the Regular Certificates for purposes of
Section 860G(a)(9) of the Code is December 20, 2029.

            (d) Except as provided in Section 3.21, the Trustee shall pay without any right of reimbursement the ordinary and usual expenses in connection with the preparation, filing and mailing of tax information reports and returns that are incurred by it in the ordinary course of its business, but extraordinary or unusual expenses, costs or liabilities incurred in connection with its tax-related duties under this Agreement, including without limitation any expenses, costs or liabilities associated with audits or any administrative or judicial proceedings with respect to the Trust REMIC that involve the IRS or state tax


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

authorities, shall be expenses of the Holder of the Class R Certificate to be reimbursed to the Trustee by such Holder or, if not reimbursed by such Holder within 45 days after invoice, from the Central Account.

            (e) Subject to Section 3.21, the Trustee shall prepare and file all of the Trust REMIC's federal, state and local income or franchise or other tax and information returns as the Trust REMIC's direct representative. Except as provided in Sections 3.21 and 10.01(d), the expenses of preparing and filing such returns shall be borne by the Trustee. Each of the Servicer and the Depositor shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust REMIC as is in its possession, which the Servicer has received or prepared by virtue of its activities as Servicer hereunder and is reasonably requested by the Trustee to enable it to perform its obligations under this subsection, and the Trustee shall be entitled to rely on such information in the performance of its obligations hereunder.

            (f) Subject to Section 3.21, the Trustee shall perform on behalf of the Trust REMIC all reporting and other tax compliance duties that are the responsibility of the Trust REMIC under the Code, REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any New York, Illinois or Virginia taxing authority. Among its other duties, the Trustee shall provide (i) to the Internal Revenue Service or other Persons (including, but not limited to, the transferor of a Class R Certificate, to a Disqualified Organization or to an agent that has acquired a Class R Certificate on behalf of a Disqualified Organization) such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Disqualified Organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions. Each of the Depositor and the Servicer shall provide on a timely basis (and in no event later than 10 days after the Trustee's request) to the Trustee or its designee such information with respect to the Trust REMIC as is in its possession and reasonably requested in writing by the Trustee to enable it to perform its obligations under this subsection.


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

            (g) The Holder of the largest Percentage Interest of the Class R Certificates shall be the Trust REMIC's Tax Matters Person. The duties of the Tax Matters Person for the Trust REMIC are hereby delegated to the Trustee, and each Class R Certificateholder, by acceptance of its Class R Certificate, agrees, on behalf of itself and all successor holders of such Class R Certificate, to such delegation to the Trustee as their agent and attorney in fact. The Trustee shall take whatever action is necessary for the signing of such documents and designation of a Tax Matters Person, including the designation of such Class R Certificateholder.

            (h) The Trustee, the Holders of the Class R Certificates and the Servicer shall perform their obligations under this Agreement and the REMIC Provisions in a manner consistent with the status of the Trust REMIC as a REMIC or, as appropriate, adopt a plan of complete liquidation.

            (i) The Trustee, the Holders of the Class R Certificates and the Servicer shall not take any action or cause the Trust REMIC to take any action, within their respective control and the scope of their specific respective duties under this Agreement that, under the REMIC Provisions, could (i) endanger the status of the Trust REMIC as a REMIC or (ii) result in the imposition of a tax upon the Trust REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions as defined in Code Section 860G(d)) unless the Trustee has received a Nondisqualification Opinion (at the expense of the party seeking to take such action or of the Trust Fund if taken for the benefit of the Certificateholders) with respect to such action.

            (j) The Holders of the Class R Certificates shall pay when due any and all federal, state and local taxes imposed on the Trust REMIC or its assets or transactions, including, without limitation, "prohibited transaction" taxes, as defined in Section 860F of the Code, any tax on contributions imposed by
Section 860G(d) of the Code, and any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code. If the Class R Certificates are owned by more than one Holder, such Holders shall pay their pro rata share of the foregoing taxes.


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

To the extent that such Trust REMIC taxes are not paid by the Class R Certificateholders, the Trustee shall pay any remaining Trust REMIC taxes out of current or future amounts otherwise distributable to the Holders of the Class R Certificates or, if no such amounts are available, out of other amounts held by the Servicer in the Central Account pursuant to Section 3.04.

            (k) The Trustee and, to the extent that records are maintained by the Servicer in the normal course of its businesses, the Servicer, shall, for federal income tax purposes, maintain books and records with respect to the Trust REMIC and the Grantor Trust on a calendar year and on an accrual basis. The books and records must be sufficient concerning the nature and amount of the Trust Fund's investments to show that the Trust REMIC has complied with the REMIC Provisions and that the Trust REMIC and the Grantor Trust have at all times, for federal income tax purposes, accounted for items of income and ownership of assets of the Trust Fund in a manner that respects the separate existence of the two entities.

            (l) Neither the Trustee nor the Servicer shall enter into any arrangement by which the Trust REMIC will receive a fee or other compensation for services.

            (m) In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within 10 days after the Closing Date all information or data that the Trustee reasonably determines to be relevant for tax purposes on the valuations and offering prices of the Certificates, including, without limitation, the yield, issue prices, pricing prepayment assumption and projected cash flows of the Regular Certificates and the Class R Certificates, as applicable, and the projected cash flows on the Mortgage Loan. Thereafter, the Depositor shall provide to the Trustee, promptly upon request therefor, any such additional information or data that the Trustee, may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Trustee is hereby directed to use any and all such information or data provided by the Depositor in the preparation of all federal, state and local income or franchise or other tax and information returns and reports for the Trust REMIC to Certificateholders as required


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

herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee pursuant to this Section that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee (but not resulting from the methodology employed by the Trustee) on a timely basis and such indemnifications shall survive the termination of this Agreement.

            The Trustee agrees that all such information or data so obtained by it are to be regarded as confidential information and agrees that it shall use its best reasonable efforts to retain in confidence, and shall ensure that its officers, employees and representatives retain in confidence, and shall not disclose, without the prior written consent of the Depositor, any or all of such information or data, or make any use whatsoever (other than for the purposes contemplated by this Agreement) of any such information or data without the prior written consent of the Depositor, unless such information is generally available to the public (other than as a result of a breach of this Section 10.01(m)) or is required by law or applicable regulations to be disclosed.

            Section 10.02. Foreclosed Property. (a) Notwithstanding any other provision of this Agreement, the Servicer, acting on behalf of the Trustee hereunder, shall not rent, lease, or otherwise earn income on behalf of the Trust Fund with respect to the Foreclosed Property which might cause the Foreclosed Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust REMIC of any "income from nonpermitted assets" within the meaning of Section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the Trustee and Servicer have been furnished with an Opinion of Counsel (at the Trust Fund's expense) to the effect that under the REMIC Provisions, any income generated for the Trust REMIC by the Foreclosed Property in the manner contemplated would not result in the imposition of a tax upon the Trust REMIC. The Trustee and Servicer shall be entitled to rely on such opinion and neither shall have liability hereunder for adopting any course of action consistent with such opinion.


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

            Without limiting the generality of the foregoing, neither the Servicer nor the Trustee shall, to the extent within its power:

                (i) permit the Trust Fund to enter into, renew or extend any New Lease with respect to the Foreclosed Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

                (iii) authorize or permit any construction on the Foreclosed Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

                (iv) Directly Operate, or allow any other Person to Directly Operate, any Foreclosed Property on any date more than 90 days after its acquisition date unless, in any such case, the Servicer has requested and received an Opinion of Counsel at the Trust Fund's expense to the effect that such action will not cause such Foreclosed Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust REMIC, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

            (b) The Servicer, acting on behalf of the Trustee hereunder, shall make reasonable efforts to sell the Foreclosed Property for its fair market value in accordance with Section 3.11. In any event, however, the Trustee, or the Servicer, acting on behalf of the Trustee hereunder, may in its discretion request an extension of time from the IRS at least 61 days prior to the expiration of the two-year period beginning on the date such Foreclosed Property was acquired and shall dispose of such


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

Foreclosed Property within two years of its acquisition by the Trust Fund unless the Trustee or the Servicer, on behalf of the Trustee, is entitled to an extension of time (an "Extension") to sell such Foreclosed Property without causing such property to cease to qualify as "foreclosure property" within the meaning of Code Section 860G(a)(8), with the expenses of obtaining any such extension of time being advanced by the Servicer as a Carrying Costs Advance. If the Trustee or the Servicer, on behalf of the Trustee, has received such an Extension, then the Trustee, the Servicer, acting on behalf of the Trustee hereunder, shall continue to attempt to sell the Foreclosed Property for its fair market value for such period longer than two years as such Extension permits (the "Extended Period"). If the Trustee or the Servicer, on behalf of the Trustee, has not received such an Extension and the Servicer, acting on behalf of the Trustee hereunder, is unable to sell the Foreclosed Property within the two year period or if the Trustee or the Servicer, acting on behalf of the Trustee hereunder, has received such an Extension, and the Servicer, acting on behalf of the Trustee hereunder, is unable to sell the Foreclosed Property within the Extended Period, the Servicer shall, before the end of the two-year period or the Extended Period, as the case may be, auction the Foreclosed Property to the highest bidder (which may be the Trustee in its corporate capacity or the Servicer on behalf of itself, in each case to the extent of amounts owed to it under this Agreement) in accordance with Accepted Servicing Practices.

            (c) Within 30 days of the sale of a Foreclosed Property, the Servicer shall provide to the Trustee a statement of accounting for the Foreclosed Property, including without limitation, (i) the date the Mortgaged Property was acquired in foreclosure or by deed in lieu of foreclosure, (ii) the date of disposition of such Foreclosed Property, (iii) the gross sale price and related selling and other expenses, (iv) accrued interest calculated from the date of acquisition to the disposition date, and (v) such other information as the Trustee may reasonably request.

            Section 10.03. Modifications of Mortgage Loan. Notwithstanding anything to the contrary in this Agreement, neither the Trustee nor the Servicer shall permit any modification of, or take any action with respect to, the Mortgage Loan or any

Component (including the interest rate, the principal balance, the amortization schedule, or any other term affecting the amount or timing of payments on the Mortgage Loan) that would result in an exchange within the meaning of Section 1001 of the Code unless (i) the Trustee and the Servicer have received a Nondisqualification Opinion or a ruling from the IRS (at the expense of the party making the request of the Servicer or the Trustee to modify the Mortgage Loan) to the same effect as a Nondisqualification Opinion with respect to such modification or (ii) such modification meets the requirements set forth in the second sentence of
Section 3.03.

            Section 10.04. Prohibited Transactions and Activities. The Servicer, on behalf of the Trustee, shall not permit the sale, disposition or substitution of the Mortgage Loan or the substitution of a property for the Mortgaged Property (except in a disposition pursuant to (i) the bankruptcy or insolvency of the Mortgagors or (ii) the termination of the Trust REMIC in a "qualified liquidation" as defined in Section 860F(a)(4) of the Code), nor acquire any assets for the Trust REMIC (other than Foreclosed Property), nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to the Trust REMIC (other than a cash contribution during the three-month period beginning on the Startup Day), unless it has received an Opinion of Counsel (at the expense of the Person requesting it to take such action) to the effect that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of the Trust REMIC as a REMIC or of the Certificates, other than the Class R Certificate, as the regular interests therein or (b) cause the Trust REMIC to be subject to a tax on "prohibited transactions" or "prohibited contributions" pursuant to the REMIC Provisions. Nothing in this Section 10.04 shall be construed to authorize the Servicer or the Trustee to take any action not otherwise authorized by this Agreement.

            Section 10.05. Indemnification with Respect to Certain Taxes and Loss of REMIC Status. (a) In the event that the Trust REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs state or local taxes, or a tax as a result of a prohibited transaction or contribution or the receipt of "net income from foreclosure property" subject to taxation under the

REMIC Provisions due to the willful misfeasance, bad faith or negligent performance by the Trustee of its duties and obligations specifically set forth herein, or by reason of the Trustee's reckless disregard of its obligations and duties thereunder, the Trustee shall indemnify the Trust Fund against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting therefrom; provided, however, that the Trustee shall not be liable for any such Losses attributable to the action or inaction of the Servicer, the Depositor or the Holders of the Class R Certificates nor for any such Losses resulting from misinformation provided by the Servicer, the Depositor or the Holders of the Class R Certificates on which the Trustee has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of successor Holders of the Class R Certificates at law or in equity. Such indemnity shall be limited to direct Losses and shall not extend to consequential damages.

            (b) In the event that the Trust REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs state or local taxes, or a tax as a result of a prohibited transaction or contribution or the receipt of "net income from foreclosure property" subject to taxation under the REMIC Provisions due to directly and solely the willful misfeasance, bad faith or negligent performance of the Servicer in the performance of its duties and obligations set forth herein, or by reason of the Servicer's reckless disregard of its obligations and duties thereunder, the Servicer shall indemnify the Trust Fund against any and all Losses resulting therefrom; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor or the Holders of the Class R Certificates nor for any such Losses resulting from misinformation provided by the Trustee, the Depositor or the Holders of the Class R Certificates on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of any successor Holders of the Class R Certificates at law or in equity. Such indemnity shall be limited to direct Losses and shall not extend to consequential damages.

            Section 10.06. Grantor Trust Reporting. The parties intend that the Grantor Trust shall constitute, and that the


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

affairs of the Grantor Trust be conducted so as to qualify as, a "grantor trust" under the Grantor Trust Provisions, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall furnish or cause to be furnished to holders of Regular Certificates, and shall file or cause to be filed with the IRS together with Form 1041 or such other form as may be applicable, a report setting forth their applicable share of Default Rate Interest at the times and in the manner required by the Code.


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

                                 ARTICLE ELEVEN

                            MISCELLANEOUS PROVISIONS

            Section 11.01. Amendment. (a) This Agreement may be amended from time to time by the mutual agreement of the Depositor, the Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provision(s) herein which may be inconsistent with any other provision(s) herein, (iii) to maintain the qualification of the Trust REMIC as a REMIC, or (iv) to make any other provisions with respect to matters or questions arising under this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder without the consent of each Certificateholder adversely affected thereby in the case of an amendment pursuant to clauses (i),
(ii) or (iv) of this sentence or adversely affect the status of the Trust REMIC as a REMIC or the Grantor Trust as a grantor trust (under the Grantor Trust Provisions). Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall require an Opinion of Counsel (in the case of clauses (i), (ii) and (iii), at the expense of the Depositor, and otherwise at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. The Rating Agency shall be given prior notice of any material amendment to this Agreement pursuant to this Section 11.01(a). Any amendment of this Agreement pursuant to this Section 11.01(a) shall be deemed not to adversely affect in any material respect the interests of any Certificateholder if the Trustee receives written confirmation from the Rating Agency that such amendment will not cause the Rating Agency to reduce or withdraw the then current rating assigned to any Class of the Regular Certificates (and any opinion requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

            (b) This Agreement may be amended from time to time by the Depositor, the Servicer, the Trustee and the Fiscal Agent with the written consent of the Holders of Certificates evidencing, in the aggregate, not less than 66 2/3% of the Voting Rights of the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of payments received on or with respect to the Mortgage Loan that are required to be distributed with respect to any Regular Certificate, or change the manner in which such payments are required to be distributed, without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of the Certificates in a manner other than as set forth in (i) above without the consent of the Holders of such Class evidencing, in the aggregate, not less than 100% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights of the Certificates, the Holders of which are required to consent to any such amendment without the consent of 100% of the Certificateholders of the affected Class, (iv) alter the obligations of the Servicer to make an Advance or alter the servicing standards set forth herein, or (v) amend any provisions hereof relating to the administration of the Trust REMIC as a REMIC without the consent of the Class R Certificateholders. The Rating
Agency shall be given prior notice of any amendment to this Agreement pursuant to this Section 11.01(b).

            It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            Notwithstanding any contrary provisions of this Agreement, the Trustee shall not consent to any amendment to this Agreement pursuant to this
Section 11.01(b) unless it shall have first been furnished with an Opinion of Counsel to the effect that such amendment is authorized hereunder and will not cause the Trust Fund to fail to qualify as a REMIC or cause the Grantor Trust to fail to qualify as a grantor trust under the Grantor Trust Provisions at any time that any Certificates are outstanding.

            (c) Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agency.

            (d) In the event that neither Depositor nor any successor thereto is in existence, any amendment under this Section shall be effected with the consent of the Servicer, the Trustee, and the Fiscal Agent, and, to the extent required hereby, the Certificateholders.

            Section 11.02. Recordation of Agreement. This Agreement (or an abstract hereof, if acceptable by the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Trust Fund upon its receipt of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.04. Notices. All demands, notices and communications to any party hereunder shall be in writing, U.S. mail, fax and overnight mail service and shall be deemed to have been duly given when delivered to (i) in the case of the Depositor, c/o The Mills Corporation, 1300 Wilson Boulevard,

Suite 400, Arlington, Virginia 22209, (ii) in the case of the Servicer, AMRESCO Management, Inc., 235 Peachtree Street, Suite 900 Atlanta, GA 30303;, Attention:
Legal Counsel; and (iii) in the case of the Trustee, LaSalle National Bank, 135 South LaSalle Street, Suite 1740, Chicago, Illinois 60674-4107, Asset-Backed Securities Trust Services Group-Potomac/Gurnee Mills Securitization; (iv) in the case of the Fiscal Agent, ABN AMRO Bank N.V. 135 South LaSalle Street, Suite 1740, Chicago, Illinois 60674-4107; Attn: Group-Potomac/Gurnee Mills Securitization; (v) in the case of the Manager, Management Associates Limited Partnership, 1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209; or in each case such other address as may hereafter be furnished to the other parties hereto in writing. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed to a Certificateholder within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice. The Trustee shall furnish copies of all notices given or received by it hereunder to CS First Boston Corporation, Eleven Madison Avenue, New York, New York 10010, Attention: Robert K. Vahradian; and Merrill Lynch & Co., World Financial Center, North Tower, New York, New York 10281-1310,
Attention: Lawrence Miller.

            Section 11.05. Notices to the Rating Agency. The Servicer shall deliver written notice of the following events to Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, Attn: Commercial Mortgage Surveillance, promptly following the occurrence thereof, of any of the following events: a material amendment to any documents included in the Trust Fund; any Event of Default; any change in or the termination of the Trustee; the removal, merger or consolidation of the Servicer or any successor Servicer as servicer; the result of any inspection (whether structural, environmental or otherwise) of the Mortgaged Property, and final payment to Certificateholders. In addition, the Trustee shall deliver copies of the following documents to the Rating Agency at the time such documents are required to be delivered pursuant to this
Agreement: monthly reports to Certificateholders pursuant to Section 4.02, annual Servicer's compliance report pursuant to Section 3.14, annual report of independent accountants pursuant to Section 3.15 and copies of any notifications received by any Mortgagor pursuant to Section 16.01(h) of the related Mortgage. The Servicer and Trustee also shall furnish such other information regarding the Trust Fund as may be reasonably requested by the Rating Agency to the extent such party has or can obtain such information without unreasonable effort or expense. The Trustee shall furnish copies of all notices given or received by it hereunder to CS First Boston Corporation, Eleven Madison Avenue, New York, New York 10010, Attention: Robert K.
Vahradian; and Merrill Lynch & Co., World Financial Center, North Tower, New York, New York 10281-1310, Attention: Lawrence Miller. Notwithstanding the foregoing, the failure to deliver such notices and copies shall not constitute an Event of Default under this Agreement, and the Trustee shall not be liable for the failure to deliver any report hereunder if such report is to be furnished to the Trustee by another Person and such Person has failed to furnish such report to the Trustee in a timely manner. Any confirmation of the rating by the Rating Agency required hereunder shall be in writing.

            Section 11.06. Streit Act. Any provisions required to be contained in this Agreement by Section 126 of Article 4-A of the New York Real Property Law are hereby incorporated herein, and such provisions shall be in addition to those conferred or imposed by this Agreement; provided, however, that to the extent that such Section 126 shall not have any effect, and if said Section 126 should at any time be repealed or cease to apply to this Agreement, or be construed by judicial decision to be inapplicable, said Section 126 shall cease to have any further effect upon the provisions of this Agreement. In case of a conflict between the provisions of this Agreement and any mandatory provisions of Article 4-A of the New York Real Property Law, such mandatory provisions of said Article 4-A shall prevail, provided that if said Article 4-A shall not apply to this Agreement, should at any time be repealed, or cease to apply to this Agreement, or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Agreement.

            Section 11.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.08. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund or entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or commence any proceeding in any court for a partition or winding-up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder, solely by virtue of its status as a certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also Holders of Certificates of any Class affected thereby evidencing, as to such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder of the same Class and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of the same Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders of the same Class. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.09. Certificates Nonassessable and Fully Paid. It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

            Section 11.10. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            Section 11.11. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Trustee or the Depositor.

            Section 11.12. Actions of Certificateholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Depositor and the Servicer, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

            (c) Any request, demand, authorization, direction, notice, consent, waiver, or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or omitted to be done by the Trustee, the Depositor or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            (d) The Trustee may require additional proof of any matter referred to in this Section 11.12 as it shall deem reasonably necessary.

            Section 11.13. Successors and Assigns. The rights and obligations of any party hereto shall not be assigned (except pursuant to Sections 6.02 or 8.09 hereof) by such party without the prior written consent of the other parties hereto. This Agreement shall inure to the benefit of and be binding upon the Depositor, the Servicer, the Fiscal Agent and the Trustee and their respective permitted successors and assigns.

            Section 11.14. Officer's Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Depositor or Mortgagors to the Trustee, or the Servicer on behalf of the Trustee, to take any action, the Depositor or Mortgagors shall furnish to the Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and that the proposed action is in conformity with the requirements of this Agreement, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or demand, no additional certificate or opinion need be furnished.

      Each certificate or opinion required by this Agreement and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Agreement, except for the certificates of compliance required by Section 4.03(c) and Section 3.14, shall include (i) a statement that the person making such certificate or opinion has read such covenant or condition, (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with, and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

      Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, on information which is in the possession of the Depositor or Mortgagors, upon the certificate, statement or opinion of or representations by one or more officers, or managers or general partners of the Depositor or Mortgagors unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

      Any certificate, statement or opinion of an officer, manager or general partner of the Depositor or Mortgagors or of counsel thereto may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants employed by the Depositor or Mortgagors unless such certifying Person or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

      Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

            Section 11.15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

            Section 11.16. Rule 144A Information. For so long as any of the Certificates are "restricted securities" within the meaning of Rule 144A under the Securities Act, the Trustee agrees to provide to any Certificateholder and to any prospective purchaser of Certificates designated by such a Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information prepared by the Trustee or the Servicer that may be required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act. Any recipient of informa-tion provided pursuant to this Section 11.16 shall agree that such information shall not be disclosed or used for any purpose other than the evaluation of the Certificates by the prospective purchaser.

                       *   *   *   *   *   *   *   *   *

                IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                    POTOMAC GURNEE FINANCE CORP.,
                                      as Depositor



                                    By _________________________________
                                       Name:
                                       Title:


                                    AMRESCO MANAGEMENT, INC.,
                                      as Servicer



                                    By _________________________________
                                       Name:
                                       Title:


                                    LASALLE NATIONAL BANK,
                                      as Trustee


                                    By _________________________________
                                       Name:
                                       Title:


                                    ABN AMRO BANK N.V.,
                                      as Fiscal Agent



                                    By _________________________________
                                       Name:

                                       Title:

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )


            On this ______ day of December, 1996, before me personally appeared _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as an officer of Potomac Gurnee Finance Corp. and acknowledged to me that s/he executed it.


                                               ___________________________
                                                      NOTARY PUBLIC


NOTARIAL SEAL

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )


            On this ______ day of December, 1996, before me personally appeared _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as an officer of AMRESCO Management, Inc. and acknowledged to me that s/he executed it.



                                               ___________________________
                                                      NOTARY PUBLIC


NOTARIAL SEAL

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )


            On this ______ day of December, 1996, before me personally appeared _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as an officer of LaSalle National Bank and acknowledged to me that s/he executed it.


                                               ___________________________
                                                      NOTARY PUBLIC


NOTARIAL SEAL

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )


            On this ______ day of December, 1996, before me personally appeared _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as an officer of ABN AMRO Bank N.V. and acknowledged to me that s/he executed it.


                                               ___________________________
                                                      NOTARY PUBLIC


NOTARIAL SEAL

                                                                       EXHIBIT A

                         FORM OF CLASS A CERTIFICATE

THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE DEPOSITOR THAT (i) SUCH CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (a) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (b) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, (ii) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS CERTIFICATE OF THE RESALE RESTRICTIONS SET FORTH IN (i) ABOVE, AND (iii) THE CERTIFICATE REGISTRAR FOR THE OFFERED CERTIFICATES WILL NOT BE REQUIRED TO ACCEPT THIS CERTIFICATE FOR REGISTRATION OF TRANSFER, EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN (i) ABOVE HAVE BEEN COMPLIED WITH.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN POTOMAC GURNEE FINANCE CORP., THE SERVICER, THE TRUSTEE OR THE FISCAL AGENT REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOAN IS GUARANTEED OR INSURED BY POTOMAC GURNEE FINANCE CORP. OR BY ANY OF ITS AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON OR ENTITY.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BOTH
(i) A BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND (ii) A BENEFICIAL OWNERSHIP INTEREST IN A "GRANTOR TRUST" (AS THAT TERM IS DEFINED IN SUBPART E, PART 1 OF SUBCHAPTER J, CHAPTER 1 OF SUBTITLE A OF THE CODE).

                          POTOMAC GURNEE FINANCE CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                   POTOMAC GURNEE FINANCE CORP., as Depositor

      evidencing a percentage beneficial interest in all distributions allocable to the Class A Certificates with respect to a Trust Fund consisting primarily of a single mortgage loan with an initial principal balance of approximately $284,000,000 (the "Deed of Trust Loan"), secured by two cross-collateralized, cross-defaulted first priority liens on substantially all of the properties known as Potomac Mills, a value-oriented, super-regional shopping mall located in Dale City, Virginia and Gurnee Mills, a value-oriented, super-regional shopping mall located in Gurnee, Illinois.

CERTIFICATE NUMBER:           INITIAL PRINCIPAL BALANCE

                              OF THIS CERTIFICATE:
                              $___________________

DATE OF TRUST AND             INITIAL CLASS A CERTIFICATE
SERVICING AGREEMENT:          PRINCIPAL BALANCE:
December 1, 1996              $212,000,000

FIRST DISTRIBUTION DATE:      CUSIP NUMBER: 737688 AA 9
January 21, 1997

            THIS CERTIFIES THAT [CEDE & CO.] is the registered owner of a Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A Certificates) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Deed of Trust Loan deposited by Potomac Gurnee Finance Corp. (the "Depositor"). The Trust Fund was created pursuant to a Trust and Servicing Agreement, dated as specified above (the "Agreement"), among the Depositor, AMRESCO Management, Inc., as servicer (the "Servicer"), LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates, designated as Potomac Gurnee Finance Corp., Commercial Deed of Trust Pass-ThroughCertificates, Class A (the "Class A Certificates"), Class B (the "Class B Certificates"), Class C (the "Class C Certificates"), Class D (the "Class D Certificates") and Class R (the "Class R Certificates" and together with the Class A, Class B, Class C and Class D Certificates, the "Certificates"), and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Class R Certificates are subordinate to each Class of Regular Certificates in right of payment, the Class D Certificates are subordinate to the Class C, Class B and Class A Certificates in right of payment, the Class
C Certificates are
subordinate to the Class B and Class A Certificates in right of payment and the Class B Certificates are subordinate to the Class A Certificates in right of payment, each to the extent described in the Agreement.

            During each Interest Accrual Period until the Balloon Anticipated Repayment Date, interest on the Class A Certificate will accrue at a rate per annum (the "Class A Certificate Rate") equal to 6.8870%. During each Interest Accrual Period after the Balloon Anticipated Repayment Date, interest on the Class A Certificate will accrue at a rate per annum (the "Class A Adjusted Certificate Rate") equal to 8.8870%. Interest on the Class A Certificates will be computed for each Interest Accrual Period on the basis of a year of 360 days composed of twelve 30-day months. Pursuant to the terms of the Agreement, the Trustee or its designated paying agent will distribute from funds in the Certificate Account on the 20th day of each month or, if such 20th day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on January 21, 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (the "Record Date"), payments of principal and interest on this Certificate in the amounts and in the priorities set forth in the Agreement for such Distribution Date.

            Upon the occurrence and during the continuance of a Deed of Trust LoanEvent of Default, the rate of interest to be paid on the entire principal balance of each Component of the Deed of Trust Loan will be increased by 4% per annum in excess of the interest rate on such Component at the time of such Deed of Trust Loan Event of Default (such excess interest, "Default Rate
Interest"), until such Deed of Trust Loan Event of Default has been cured, by payment or otherwise. Default Rate Interest paid on the Deed of Trust Loan, net of amounts thereof applied by the Servicer to reimburse interest on P&I Advances, will be passed through on the Class A Certificates in the manner, and to the extent, provided in the Agreement but will not be payable on such Certificates until the principal balance of each Class of Regular Certificates has been reduced to zero.

            Optional prepayments of principal with respect to the A Component of the Deed of Trust Note are not permitted in whole or in part for the first three years of the Deed of Trust Loan term. Thereafter, subject to certain conditions described in the Agreement, optional prepayments of principal of the Deed of Trust Loan are permitted in whole or in part, provided that any such prepayment made prior to the date that is six months prior to the Balloon Anticipated Repayment Date is accompanied by a Prepayment Premium equal to the greater of (x) a Yield Maintenance Premium (as described in the Agreement) and (y) one percent (1%) of that portion of the Deed of Trust Loan principal balance to be prepaid. Such optional payments of principal and premium, if any, will be distributed on the next succeeding Distribution Date in the manner set forth in the Agreement. Prepayment Premiums are also payable in the case of all other prepayments on the Deed of Trust Loan, whether voluntary or involuntary, except for prepayments from Loss Proceeds required by the terms of the Mortgages and except for prepayments made on or after the date that is six months prior to the Balloon Anticipated Repayment Date.

            Distributions on this Certificate will be made on each Distribution Date by the Trustee or its designated paying agent either by check mailed to the address of the Holder hereof, as such name and address shall appear on the Certificate Register, or, upon written request, containing all necessary wiring instructions, by a Holder hereof holding in excess of $5,000,000 in initial Certificate Principal Balance, delivered at least five Business Days prior to the related Record Date, by wire transfer in immediately available funds to the account of such Holder maintained at a bank in the United States, or if this Certificate is held by a Clearing Agency, by wire transfer in immediately available funds to a bank account maintained in the United States, or by such other means of payment as the Holder hereof and the Paying Agent shall agree upon. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

            The Depositor intends to cause an election to be made to treat certain assets in the Trust Fund as a real estate mortgage investment conduit ("REMIC"). The Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates will constitute, in part, beneficial interests in the "regular interests" in the REMIC and the Class R Certificate will constitute the "residual interest" in the REMIC. The Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates will also constitute beneficial interests in a grantor trust consisting of that part of the Trust Fund representing the Default Rate Interest and the Default Interest Account. Each Holder of this Certificate, by acceptance hereof, and each beneficial owner of this Certificate, agrees to treat, and to take no action inconsistent with the treatment of, this Certificate in accordance with this paragraph for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

            The Trustee will cause to be kept at the Corporate Trust Office or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of the Certificates and of transfers and exchanges of the Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purposes, the Trustee or a designated Authenticating Agent will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication.

            No service charge will be made for any transfer or exchange of the Certificate, but the Trustee or its designated agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. The Servicer, the Trustee, the Paying Agent and the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Servicer nor the Trustee, the Paying Agent and the Certificate Registrar will be affected by notice to the contrary.

            The Agreement may be amended from time to time by the Depositor, the Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein,
(iii) to maintain the qualification of the Trust REMIC as a REMIC or to maintain the qualification of the Grantor Trust as a Grantor Trust (under the Grantor Trust Provisions), or (iv) to make any other provisions with respect to matters or questions arising under the Agreement, provided that such action shall not adversely affect in any material respect the interests of any Holder without the consent of each Holder adversely affected thereby in the case of an amendment pursuant to (i), (ii) or (iv) or adversely affect the status of the Trust REMIC as a REMIC or the status of the Grantor Trust as a Grantor Trust (under the Grantor Trust Provisions).

            The Agreement may also be amended from time to time by the Depositor, the Servicer, the Trustee and the Fiscal Agent with the consent of Certificateholders evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on or with respect to the Deed of Trust Loan are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of the Certificates in a manner other than as set forth in (i) above without the consent of the Certificateholders of such Class evidencing, in the aggregate, not less than 100% of the Voting Rights of the Certificates of such Class, (iii) reduce the aforesaid percentages of the Certificates, the Holders of which are required to consent to any such amendment without the consent of 100% of the Certificateholders of the affected Class, (iv) alter the obligations of the Servicer to make an Advance or alter the servicing standards set forth in the Agreement, or (v) amend any provisions of the Agreement relating to the administration of the Trust REMIC as a REMIC without the consent of the Class R Certificateholders.

            The respective obligations and responsibilities of the Servicer, the Depositor, the Paying Agent, the Trustee and the Fiscal Agent created under the Agreement (other than the obligation of the Trustee or its designated paying agent to make certain payments to Certificateholders after the Final Distribution Date) shall terminate upon the last action required to be taken by the Trustee or its designated paying agent on the Final Distribution Date pursuant to Article X of the Agreement upon the later of (i) the final payment on the Deed of Trust Loan or (ii) the liquidation of the Foreclosed Property; provided, however, that in no event shall the trust created pursuant to the terms of the Agreement continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

            THIS CERTIFICATE AND THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            Unless the certificate of authentication hereon has been executed by the Trustee or by its designated Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Class A Certificate to be duly executed.

                                          LASALLE NATIONAL BANK, as
                                          Trustee

                                          By:________________________
                                             Name:
                                             Title:

Dated __________ ____, 199__


                          CERTIFICATE OF AUTHENTICATION

      THIS IS ONE OF THE CLASS A CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED AGREEMENT.

                                          LASALLE NATIONAL BANK,
                                          as Authenticating Agent


                                          By: _________________________
                                              Authorized Signatory

                               FORM OF ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)


________________________________________________________________________________
the undivided interest in the Trust Fund evidenced by the within Certificate, and all rights thereunder, and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register.

I further direct the Trustee to issue a new Certificate of the same Class and of a like Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such certificate to the following address
________________________________________________________________________________


Date: _____________________               ______________________________________
                                          Signature by or on behalf of
                                          assignor (signature must be
                                          signed as registered)

(PLEASE INSERT SOCIAL SECURITY* OR U.S. TAXPAYER IDENTIFICATION
NUMBER OF ASSIGNEE)


____________________________

____________________________

                                                        (Signature Guaranteed)

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                                                       EXHIBIT B

                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE DEPOSITOR THAT (i) SUCH CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (a) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (b) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, (ii) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS CERTIFICATE OF THE RESALE RESTRICTIONS SET FORTH IN (i) ABOVE, AND (iii) THE CERTIFICATE REGISTRAR FOR THE OFFERED CERTIFICATES WILL NOT BE REQUIRED TO ACCEPT THIS CERTIFICATE FOR REGISTRATION OF TRANSFER, EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN (i) ABOVE HAVE BEEN COMPLIED WITH.

EITHER (i) THE HOLDER OF THIS CERTIFICATE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE FUNDS APPLIED TO THE PURCHASE OF THIS CERTIFICATE DO NOT INCLUDE THE "PLAN ASSETS" OF ANY SUCH PLAN OR

(ii) THE PURCHASE OF THIS CERTIFICATE BY THE HOLDER WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN POTOMAC GURNEE FINANCE CORP., THE SERVICER, THE TRUSTEE OR THE FISCAL AGENT REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOAN IS GUARANTEED OR INSURED BY POTOMAC GURNEE FINANCE CORP. OR BY ANY OF ITS AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON OR ENTITY.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES TO THE EXTENT DESCRIBED IN THE TRUST AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BOTH
(i) A BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND (ii) A BENEFICIAL OWNERSHIP INTEREST IN A "GRANTOR TRUST" (AS THAT TERM IS DEFINED IN SUBPART E, PART 1 OF SUBCHAPTER J, CHAPTER 1 OF SUBTITLE A OF THE CODE).

                          POTOMAC GURNEE FINANCE CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                   POTOMAC GURNEE FINANCE CORP., as Depositor evidencing a percentage beneficial interest in all distributions allocable to the Class B Certificates with respect to a Trust Fund consisting primarily of a single mortgage loan with an initial principal balance of approximately $284,000,000 (the "Deed of Trust Loan"), secured by two cross-collateralized, cross-defaulted first priority liens on substantially all of the properties known as Potomac Mills, a value-oriented, super-regional shopping mall located in Dale City, Virginia and Gurnee Mills, a value-oriented, super-regional shopping mall located in Gurnee, Illinois.

CERTIFICATE NUMBER:           INITIAL PRINCIPAL BALANCE
                              OF THIS CERTIFICATE:
                              $________________________

DATE OF TRUST AND             INITIAL CLASS B CERTIFICATE
SERVICING AGREEMENT:          PRINCIPAL BALANCE:
December 1, 1996              $27,000,000

FIRST DISTRIBUTION DATE:      CUSIP NUMBER:  737688 AB 7
January 21, 1997

            THIS CERTIFIES THAT [CEDE & CO.] is the registered owner of a Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class B Certificates) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Deed of Trust Loan deposited by Potomac Gurnee Finance Corp. (the "Depositor"). The Trust Fund was created pursuant to a Trust and Servicing Agreement, dated as specified above (the "Agreement"), among the Depositor, AMRESCO Management, Inc., as servicer (the "Servicer"), LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates, designated as Potomac Gurnee Finance Corp., Commercial Deed of Trust Pass-Through Certificates, Class A (the "Class A Certificates"), Class B
(the "Class B Certificates"), Class C (the "Class C Certificates"), Class D (the "Class D Certificates") and Class R (the "Class R Certificates" and together with the Class A, Class B, Class C and Class D Certificates, the "Certificates"), and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Class R Certificates are subordinate to each Class of Regular Certificates in right of payment, the Class D Certificates are subordinate to the Class C, Class B and Class A

Certificates in right of payment, the Class C Certificates are subordinate to the Class B and Class A Certificates in right of payment and the Class B Certificates are subordinate to the Class A Certificates in right of payment, each to the extent described in the Agreement.

            During each Interest Accrual Period until the Balloon Anticipated Repayment Date, interest on the Class B Certificate will accrue at a rate per annum (the "Class B Certificate Rate") equal to 7.0030%. During each Interest Accrual Period after the Balloon Anticipated Repayment Date, interest on the Class B Certificate will accrue at a rate per annum (the "Class B Adjusted Certificate Rate") equal to 9.0030%. Interest on the Class B Certificates will be computed for each Interest Accrual Period on the basis of a year of 360 days composed of twelve 30-day months. Pursuant to the terms of the Agreement, the Trustee or its designated paying agent will distribute from funds in the Certificate Account on the 20th day of each month or, if such 20th day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on January 21, 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (the "Record Date"), payments of principal and interest on this Certificate in the amounts and in the priorities set forth in the Agreement for such Distribution Date.

            Upon the occurrence and during the continuance of a Deed of Trust Loan Event of Default, the rate of interest to be paid on the entire principal balance of each Component of the Deed of Trust Loan will be increased by 4% per annum in excess of the interest rate on such Component at the time of such Deed of Trust Loan Event of Default (such excess interest, "Default Rate Interest"), until such Deed of Trust Loan Event of Default has been cured, by payment or otherwise. Default Rate Interest paid on the Deed of Trust Loan, net of amounts thereof applied by the Servicer to reimburse interest on P&I Advances, will be passed through on the Class B Certificates in the manner, and to the extent, provided in the Agreement but will not be payable on such Certificates until the principal balance of each Class of Regular Certificates has been reduced to zero.

            Optional prepayments of principal with respect to the B Component of the Deed of Trust Note are not permitted in whole or in part for the first three years of the Deed of Trust Loan term. Thereafter, subject to certain conditions described in the Agreement, optional prepayments of principal of the Deed of Trust Loan are permitted in whole or in part, provided that any such prepayment made prior to the date that is six months prior to the Balloon Anticipated Repayment Date is accompanied by a Prepayment Premium equal to the greater of (x) a Yield Maintenance Premium (as described in the Agreement) and (y) one percent (1%) of that portion of the Deed of Trust Loan principal balance to be prepaid. Such optional payments of principal and premium, if any, will be distributed on the next succeeding Distribution Date in the manner set forth in the Agreement. Prepayment Premiums are also payable in the case of all other prepayments on the Deed of Trust Loan, whether voluntary or involuntary, except for prepayments from Loss Proceeds required by the terms of the Mortgages and except for prepayments made on or after the date that is six months prior to the Balloon Anticipated Repayment Date.

            Distributions on this Certificate will be made on each Distribution Date by the Trustee or its designated paying agent either by check mailed to the address of the Holder hereof, as such name address shall appear on the Certificate Register, or, upon written request, containing all necessary wiring instructions, by a Holder hereof holding in excess of $5,000,000 in initial Certificate Principal Balance, delivered at least five Business Days prior to the related Record Date, by wire transfer in immediately available funds to the account of such Holder maintained at a bank in the United States, or if this Certificate is held by a Clearing Agency, by wire transfer in immediately available funds to a bank account maintained in the United States, or by such other means of payment as the Holder hereof and the Paying Agent shall agree upon. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

            The Depositor intends to cause an election to be made to treat certain assets in the Trust Fund as a real estate mortgage investment conduit ("REMIC"). The Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates will constitute, in part, beneficial interests in the "regular interests" in the REMIC and the Class R Certificate will constitute the "residual interest" in the REMIC. The Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates will also constitute beneficial interests in a grantor trust consisting of that part of the Trust Fund representing the Default Rate Interest and the Default Interest Account. Each Holder of this Certificate, by acceptance hereof, and each beneficial owner of this Certificate, agrees to treat, and to take no action inconsistent with the treatment of, this Certificate in accordance with this paragraph for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

            The Trustee will cause to be kept at the Corporate Trust Office or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of the Certificates and of transfers and exchanges of the Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purposes, the Trustee or a designated Authenticating Agent will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication.

            No service charge will be made for any transfer or exchange of the Certificate, but the Trustee or its designated agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. The Servicer, the Trustee, the Paying Agent and the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Servicer nor the Trustee, the Paying Agent and the Certificate Registrar will be affected by notice to the contrary.

            The Agreement may be amended from time to time by the Depositor, the Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein,
(iii) to maintain the qualification of the Trust REMIC as a REMIC or to maintain the qualification of the Grantor Trust as a Grantor Trust (under the Grantor Trust Provisions), or (iv) to make any other provisions with respect to matters or questions arising under the Agreement, provided that such action shall not adversely affect in any material respect the interests of any Holder without the consent of each Holder adversely affected thereby in the case of an amendment pursuant to (i), (ii) or (iv) or adversely affect the status of the Trust REMIC as a REMIC or the status of the Grantor Trust as a Grantor Trust (under the Grantor Trust Provisions).

            The Agreement may also be amended from time to time by the Depositor, the Servicer, the Trustee and the Fiscal Agent, with the consent of Certificateholders evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on or with respect to the Deed of Trust Loan are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate: (ii) adversely affect in any material respect the interests of the Holders of a Class of the Certificates in a manner other than as set forth in (i) above without the consent of the Certificateholders of such Class evidencing, in the aggregate, not less than 100% of the Voting Rights of the Certificates of such Class, (iii) reduce the aforesaid percentages of the Certificates, the Holders of which are required to consent to any such amendment without the consent of 100% of the Certificateholders of the affected Class, (iv) alter the obligations of the Servicer to make an Advance or alter the servicing standards set forth in the Agreement, or (v) amend any provisions of the Agreement relating to the administration of the Trust REMIC as a REMIC without the consent of the Class R Certificateholders.

            The respective obligations and responsibilities of the Servicer, the Depositor, the Paying Agent, the Trustee and the Fiscal Agent created under the Agreement (other than the obligation of the Trustee or its designated paying agent to make certain payments to Certificateholders after the Final Distribution Date) shall terminate upon the last action required to be taken by the Trustee or its designated paying agent on the Final Distribution Date pursuant to Article X of the Agreement upon the later of (i) the final payment on the Deed of Trust Loan or (ii) the liquidation of the Foreclosed Property; provided, however, that in no event shall the trust created pursuant to the terms of the Agreement continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

            THIS CERTIFICATE AND THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            Unless the certificate of authentication hereon has been executed by the Trustee or by its designated Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Class B Certificate to be duly executed.

                                    LASALLE NATIONAL BANK, as
                                    Trustee


                                    By: ______________________________
                                        Name:
                                        Title:

Dated:   _________ ___, 199__


                          CERTIFICATE OF AUTHENTICATION

      THIS IS ONE OF THE CLASS B CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED AGREEMENT.

                                    LASALLE NATIONAL BANK,
                                    as Authenticating Agent


                                    By: ______________________________
                                            Authorized Signatory

                               FORM OF ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)


________________________________________________________________________________
the undivided interest in the Trust Fund evidenced by the within Certificate, and all rights thereunder, and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register.

I further direct the Trustee to issue a new Certificate of the same Class and of a like Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such certificate to the following address
________________________________________________________________________________


Date: _____________________               ______________________________________
                                          Signature by or on behalf of
                                          assignor (signature must be
                                          signed as registered)

(PLEASE INSERT SOCIAL SECURITY* OR U.S. TAXPAYER IDENTIFICATION
NUMBER OF ASSIGNEE)

___________________________

___________________________

                                                        (Signature Guaranteed)

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                                                       EXHIBIT C

                          FORM OF CLASS C CERTIFICATE

THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE DEPOSITOR THAT (i) SUCH CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (a) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (b) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, (ii) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS CERTIFICATE OF THE RESALE RESTRICTIONS SET FORTH IN (i) ABOVE, AND (iii) THE CERTIFICATE REGISTRAR FOR THE OFFERED CERTIFICATES WILL NOT BE REQUIRED TO ACCEPT THIS CERTIFICATE FOR REGISTRATION OF TRANSFER, EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN (i) ABOVE HAVE BEEN COMPLIED WITH.

EITHER (i) THE HOLDER OF THIS CERTIFICATE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE FUNDS APPLIED TO THE PURCHASE OF THIS CERTIFICATE DO NOT INCLUDE THE "PLAN ASSETS" OF ANY SUCH PLAN OR

(ii) THE PURCHASE OF THIS CERTIFICATE BY THE HOLDER WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN POTOMAC GURNEE FINANCE CORP., THE SERVICER, THE TRUSTEE OR THE FISCAL AGENT REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOAN IS GUARANTEED OR INSURED BY POTOMAC GURNEE FINANCE CORP. OR BY ANY OF ITS AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON OR ENTITY.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A AND CLASS B CERTIFICATES TO THE EXTENT DESCRIBED IN THE TRUST AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BOTH
(i) A BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND (ii) A BENEFICIAL OWNERSHIP INTEREST IN A "GRANTOR TRUST" (AS THAT TERM IS DEFINED IN SUBPART E, PART 1 OF SUBCHAPTER J, CHAPTER 1 OF SUBTITLE A OF THE CODE).

                          POTOMAC GURNEE FINANCE CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                   POTOMAC GURNEE FINANCE CORP., as Depositor evidencing a percentage beneficial interest in all distributions allocable to the Class C Certificates with respect to a Trust Fund consisting primarily of a single mortgage loan with an initial principal balance of approximately $284,000,000 (the "Mortgage Loan"), secured by two cross-collateralized, cross-defaulted first priority liens on substantially all of the properties known as Potomac Mills, a value-oriented, super-regional shopping mall located in Dale City, Virginia and Gurnee Mills, a value-oriented, super-regional shopping mall located in Gurnee, Illinois.

CERTIFICATE NUMBER:           INITIAL PRINCIPAL BALANCE
                              OF THIS CERTIFICATE:
                              $________________________

DATE OF TRUST AND             INITIAL CLASS C CERTIFICATE
SERVICING AGREEMENT:          PRINCIPAL BALANCE:
December 1, 1996              $15,000,000

FIRST DISTRIBUTION DATE:      CUSIP NUMBER:  737688 AC 5
January 21, 1997

            THIS CERTIFIES THAT [CEDE & CO.] is the registered owner of a Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class C Certificates) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loan deposited by Potomac Gurnee Finance Corp. (the "Depositor"). The Trust Fund was created pursuant to a Trust and Servicing Agreement, dated as specified above (the "Agreement"), among the Depositor, AMRESCO Management, Inc., as servicer (the "Servicer"), LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates, designated as Potomac Gurnee Finance Corp., Commercial Deed of Trust Pass-Through Certificates, Class A (the "Class A Certificates"), Class B (the "Class B Certificates"), Class C (the "Class C Certificates"), Class D (the "Class D Certificates") and Class R (the "Class R Certificates" and together with the Class A, Class B, Class C and Class D Certificates, the "Certificates"), and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Class R Certificates are subordinate to each Class of Regular Certificates in right of payment, the Class D Certificates are subordinate to the Class C, Class B and Class A

Certificates in right of payment, the Class C Certificates are subordinate to the Class B and Class A Certificates in right of payment and the Class B Certificates are subordinate to the Class A Certificates in right of payment, each to the extent described in the Agreement.

            During each Interest Accrual Period until the Balloon Anticipated Repayment Date, interest on the Class C Certificate will accrue at a rate per annum (the "Class C Certificate Rate") equal to 7.2170%. During each Interest Accrual Period after the Balloon Anticipated Repayment Date, interest on the Class C Certificate will accrue at a rate per annum (the "Class C Adjusted Certificate Rate") equal to 9.2170%. Interest on the Class C Certificates will be computed for each Interest Accrual Period on the basis of a year of 360 days composed of twelve 30-day months. Pursuant to the terms of the Agreement, the Trustee or its designated paying agent will distribute from funds in the Certificate Account on the 20th day of each month or, if such 20th day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on January 21, 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (the "Record Date"), payments of principal and interest on this Certificate in the amounts and in the priorities set forth in the Agreement for such Distribution Date.

            Upon the occurrence and during the continuance of a Mortgage
Loan Event of Default, the rate of interest to be paid on the entire principal balance of each Component of the Mortgage Loan will be increased by 4% per annum in excess of the interest rate on such Component at the time of such Mortgage Loan Event of Default (such excess interest, "Default Rate Interest"), until such Mortgage Loan Event of Default has been cured, by payment or otherwise. Default Rate Interest paid on the Deed of Trust Loan, net of amounts thereof applied by the Servicer to reimburse interest on P&I Advances, will be passed through on the Class C Certificates in the manner, and to the extent, provided in the Agreement but will not be payable on such Certificates until the principal balance of each Class of Regular Certificates has been reduced to zero.

            Optional prepayments of principal with respect to the C Component of the Mortgage Note are not permitted in whole or in part for the first three years of the Mortgage Loan term. Thereafter, subject to certain conditions described in the Agreement, optional prepayments of principal of the Mortgage Loan are permitted in whole or in part, provided that any such prepayment made prior to the date that is six months prior to the Balloon Anticipated Repayment Date is accompanied by a Prepayment Premium equal to the greater of (x) a Yield Maintenance Premium (as described in the Agreement) and (y) one percent (1%) of that portion of the Mortgage Loan principal balance to be prepaid. Such optional payments of principal and premium, if any, will be distributed on the next succeeding Distribution Date in the manner set forth in the Agreement. Prepayment Premiums are also payable in the case of all other prepayments on the Mortgage Loan, whether voluntary or involuntary, except for prepayments from Loss Proceeds required by the terms of the Mortgages and except for prepayments made on or after the date that is six months prior to the Balloon Anticipated Repayment Date.

            Distributions on this Certificate will be made on each Distribution Date by the Trustee or its designated paying agent either by check mailed to the address of the Holder hereof, as such name and address shall appear on the Certificate Register, or, upon written request, containing all necessary wiring instructions, by a Holder hereof holding in excess of $5,000,000 in initial Certificate Principal Balance, delivered at least five Business Days prior to the related Record Date, by wire transfer in immediately available funds to the account of such Holder maintained at a bank in the United States, or if this Certificate is held by a Clearing Agency, by wire transfer in immediately available funds to a bank account maintained in the United States, or by such other means of payment as the Holder hereof and the Paying Agent shall agree upon. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

            The Depositor intends to cause an election to be made to treat certain assets in the Trust Fund as a real estate mortgage investment conduit ("REMIC"). The Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates will constitute, in part, beneficial interests in the "regular interests" in the REMIC and the Class R Certificate will constitute the "residual interest" in the REMIC. The Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates will also constitute beneficial interests in a grantor trust consisting of that part of the Trust Fund representing the Default Rate Interest and the Default Interest Account. Each Holder of this Certificate, by acceptance hereof, and each beneficial owner of this Certificate, agrees to treat, and to take no action inconsistent with the treatment of, this Certificate in accordance with this paragraph for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

            The Trustee will cause to be kept at the Corporate Trust Office or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of the Certificates and of transfers and exchanges of the Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purposes, the Trustee or a designated Authenticating Agent will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication.

            No service charge will be made for any transfer or exchange of the Certificate, but the Trustee or its designated agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. The Servicer, the Trustee, the Paying Agent and the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Servicer nor the Trustee, the Paying Agent and the Certificate Registrar will be affected by notice to the contrary.

            The Agreement may be amended from time to time by the Depositor, the Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein,
(iii) to maintain the qualification of the Trust REMIC as a REMIC or to maintain the qualification of the Grantor Trust as a Grantor Trust (under the Grantor Trust Provisions), or (iv) to make any other provisions with respect to matters or questions arising under the Agreement, provided that such action shall not adversely affect in any material respect the interests of any Holder without the consent of each Holder adversely affected thereby in the case of an amendment pursuant to (i), (ii) or (iv) or adversely affect the status of the Trust REMIC as a REMIC or the status of the Grantor Trust as a Grantor Trust (under the Grantor Trust Provisions).

            The Agreement may also be amended from time to time by the Depositor, the Servicer, the Trustee and the Fiscal Agent with the consent of Certificateholders evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on or with respect to the Mortgage Loan are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate; (ii) adversely affect in any material respect the interests of the Holders of a Class of the Certificates in a manner other than as set forth in (i) above without the consent of the Certificateholders of such Class evidencing, in the aggregate, not less than 100% of the Voting Rights of the Certificates of such Class, (iii) reduce the aforesaid percentages of the Certificates, the Holders of which are required to consent to any such amendment without the consent of 100% of the Certificateholders of the affected Class, (iv) alter the obligations of the Servicer to make an Advance or alter the servicing standards set forth in the Agreement, or (v) amend any provisions of the Agreement relating to the administration of the Trust REMIC as a REMIC without the consent of the Class R Certificateholders.

            The respective obligations and responsibilities of the Servicer, the Depositor, the Paying Agent, the Trustee and the Fiscal Agent created under the Agreement (other than the obligation of the Trustee or its designated paying agent to make certain payments to Certificateholders after the Final Distribution Date) shall terminate upon the last action required to be taken by the Trustee or its designated paying agent on the Final Distribution Date pursuant to Article X of the Agreement upon the later of (ii) the final payment on the Mortgage Loan or (ii) the liquidation of the Foreclosed Property; provided, however, that in no event shall the trust created pursuant to the terms of the Agreement continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

            THIS CERTIFICATE AND THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            Unless the certificate of authentication hereon has been executed by the Trustee or by its designated Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Class C Certificate to be duly executed.

                                          LASALLE NATIONAL BANK, as
                                          Trustee

                                          By:_______________________________
                                               Name:
                                               Title:

Dated _________ ___, 199__


                         CERTIFICATE OF AUTHENTICATION

      THIS IS ONE OF THE CLASS C CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED AGREEMENT.

                                          LASALLE NATIONAL BANK,
                                          as Authenticating Agent

                                          By:  _________________________
                                                 Authorized Signatory

                              FORM OF ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


________________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)


________________________________________________________________________________
the undivided interest in the Trust Fund evidenced by the within Certificate, and all rights thereunder, and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register.

I further direct the Trustee to issue a new Certificate of the same Class and of alike Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such certificate to the following address
________________________________________________________________________________


Date: _____________________               ______________________________________
                                          Signature by or on behalf of
                                          assignor (signature must be
                                          signed as registered)

(PLEASE INSERT SOCIAL SECURITY* OR U.S. TAXPAYER IDENTIFICATION
NUMBER OF ASSIGNEE)


______________________________

______________________________

                                                          (Signature Guaranteed)

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                                                       EXHIBIT D

                          FORM OF CLASS D CERTIFICATE

THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE DEPOSITOR THAT (i) SUCH CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (a) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (b) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, (ii) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS CERTIFICATE OF THE RESALE RESTRICTIONS SET FORTH IN (i) ABOVE, AND (iii) THE CERTIFICATE REGISTRAR FOR THE OFFERED CERTIFICATES WILL NOT BE REQUIRED TO ACCEPT THIS CERTIFICATE FOR REGISTRATION OF TRANSFER, EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN (i) ABOVE HAVE BEEN COMPLIED WITH.

EITHER (i) THE HOLDER OF THIS CERTIFICATE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE FUNDS APPLIED TO THE PURCHASE OF THIS CERTIFICATE DO NOT INCLUDE THE "PLAN ASSETS" OF ANY SUCH PLAN OR

(ii) THE PURCHASE OF THIS CERTIFICATE BY THE HOLDER WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN POTOMAC GURNEE FINANCE CORP., THE SERVICER, THE TRUSTEE OR THE FISCAL AGENT REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOAN IS GUARANTEED OR INSURED BY POTOMAC GURNEE FINANCE CORP. OR BY ANY OF ITS AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON OR ENTITY.

UNLESS THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A, CLASS B AND CLASS C CERTIFICATES TO THE EXTENT DESCRIBED IN THE TRUST AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BOTH
(i) A BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND (ii) A BENEFICIAL OWNERSHIP INTEREST IN A "GRANTOR TRUST" (AS THAT TERM IS DEFINED IN SUBPART E, PART 1 OF SUBCHAPTER J, CHAPTER 1 OF SUBTITLE A OF THE CODE).

                          POTOMAC GURNEE FINANCE CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                   POTOMAC GURNEE FINANCE CORP., as Depositor evidencing a percentage beneficial interest in all distributions allocable to the Class D Certificates with respect to a Trust Fund consisting primarily of a single mortgage loan with an initial principal balance of approximately $284,000,000 (the "Mortgage Loan"), secured by two cross-collateralized, cross-defaulted first priority liens on substantially all of the properties known as Potomac Mills, a value-oriented, super-regional shopping mall located in Dale City, Virginia and Gurnee Mills, a value-oriented, super-regional shopping mall located in Gurnee, Illinois.

CERTIFICATE NUMBER:           INITIAL PRINCIPAL BALANCE
      D-1                     OF THIS CERTIFICATE:
                              $30,000,000

DATE OF TRUST AND             INITIAL CLASS D CERTIFICATE
SERVICING AGREEMENT:          PRINCIPAL BALANCE:
December 1, 1996              $30,000,000

FIRST DISTRIBUTION DATE:      CUSIP NUMBER:  737688 AD 3
January 21, 1997

            THIS CERTIFIES THAT [CEDE & CO.] is the registered owner of a Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class D Certificates) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loan deposited by Potomac Gurnee Finance Corp. (the "Depositor"). The Trust Fund was created pursuant to a Trust and Servicing Agreement, dated as specified above (the "Agreement"), among the Depositor, AMRESCO Management, Inc., as servicer (the "Servicer"), LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates, designated as Potomac Gurnee Finance Corp., Commercial Deed of Trust Pass-Through Certificates, Class A (the "Class A Certificates"), Class
B (the "Class B Certificates"), Class C (the "Class C Certificates"), Class D (the "Class D Certificates") and Class R (the "Class R Certificates" and together with the Class A, Class B, Class C and Class D Certificates, the "Certificates"), and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Class R Certificates are subordinate to each Class of Regular Certificates in right of payment, the Class D Certificates are subordinate to the Class C, Class B and Class A Certificates in right of payment, the Class C Certificates are subordinate to the Class B and Class A Certificates in right of payment and the Class B Certificates are subordinate to the Class A Certificates in right of payment, each to the extent described in the Agreement.

            During each Interest Accrual Period until the Balloon Anticipated Repayment Date, interest on the Class D Certificate will accrue at a rate per annum (the "Class D Certificate Rate") equal to 7.6830%. During each Interest Accrual Period after the Balloon Anticipated Repayment Date, interest on the Class D Certificate will accrue at a rate per annum (the "Class D Adjusted Certificate Rate") equal to 9.6830%. Interest on the Class D Certificates will be computed for each Interest Accrual Period on the basis of a year of 360 days composed of twelve 30-day months. Pursuant to the terms of the Agreement, the Trustee or its designated paying agent will distribute from funds in the Certificate Account on the 20th day of each month or, if such 20th day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on January 21, 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs (the "Record Date"), payments of principal and interest on this Certificate in the amounts and in the priorities set forth in the Agreement for such Distribution Date.

            Upon the occurrence and during the continuance of a Mortgage
Loan Event of Default, the rate of interest to be paid on the entire principal balance of each Component of the Mortgage Loan will be increased by 4% per annum in excess of the interest rate on such Component at the time of such Mortgage Loan Event of Default (such excess interest, "Default Rate Interest"), until such Mortgage Loan Event of Default has been cured, by payment or otherwise. Default Rate Interest paid on the Deed of Trust Loan, net of amounts thereof applied by the Servicer to reimburse interest on P&I Advances, will be passed through on the Class D Certificates in the manner, and to the extent, provided in the Agreement but will not be payable on such Certificates until the principal balance of each Class of Regular Certificates has been reduced to zero.

            Optional prepayments of principal with respect to the D Component of the Mortgage Note are not permitted in whole or in part for the first three years of the Mortgage Loan term. Thereafter, subject to certain conditions described in the Agreement, optional prepayments of principal of the Mortgage Loan are permitted in whole or in part, provided that any such prepayment made prior to the date that is six months prior to the Balloon Anticipated Repayment Date is accompanied by a Prepayment Premium equal to the greater of (x) a Yield Maintenance Premium (as described in the Agreement) and (y) one percent (1%) of that portion of the Mortgage Loan principal balance to be prepaid. Such optional payments of principal and premium, if any, will be distributed on the next succeeding Distribution Date in the manner set forth in the Agreement. Prepayment Premiums are also payable in the case of all other prepayments on the Mortgage Loan, whether voluntary or involuntary, except for prepayments from Loss Proceeds required by the terms of the Mortgages and except for prepayments made on or after the date that is six months prior to the Balloon Anticipated Repayment Date.

            Distributions on this Certificate will be made on each Distribution Date by the Trustee or its designated paying agent either by check mailed to the address of the Holder hereof, as such name and address shall appear on the Certificate Register, or, upon written request, containing all necessary wiring instructions, by a Holder hereof holding in excess of $5,000,000 in initial Certificate Principal Balance, delivered at least five Business Days prior to the related Record Date, by wire transfer in immediately available funds to the account of such Holder maintained at a bank in the United States, or if this Certificate is held by a Clearing Agency, by wire transfer in immediately available funds to a bank account maintained in the United States, or by such other means of payment as the Holder hereof and the Paying Agent shall agree upon. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

            The Depositor intends to cause an election to be made to treat certain assets in the Trust Fund as a real estate mortgage investment conduit ("REMIC"). The Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates will constitute, in part, beneficial interests in the "regular interests" in the REMIC and the Class R Certificate will constitute the "residual interest" in the REMIC. The Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates will also constitute beneficial interests in a grantor trust consisting of that part of the Trust Fund representing the Default Rate Interest and the Default Interest Account. Each Holder of this Certificate, by acceptance hereof, and each beneficial owner of this Certificate, agrees to treat, and to take no action inconsistent with the treatment of, this Certificate in accordance with this paragraph for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

            The Trustee will cause to be kept at the Corporate Trust Office or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of the Certificates and of transfers and exchanges of the Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purposes, the Trustee or a designated Authenticating Agent will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication.

            No service charge will be made for any transfer or exchange of the Certificate, but the Trustee or its designated agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. The Servicer, the Trustee, the Paying Agent and the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Servicer nor the Trustee, the Paying Agent and the Certificate Registrar will be affected by notice to the contrary.

            The Agreement may be amended from time to time by the Depositor, the Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein,
(iii) to maintain the qualification of the Trust REMIC as a REMIC or to maintain the qualification of the Grantor Trust as a Grantor Trust (under the Grantor Trust Provisions), or (iv) to make any other provisions with respect to matters or questions arising under the Agreement, provided that such action shall not adversely affect in any material respect the interests of any Holder without the consent of each Holder adversely affected thereby in the case of an amendment pursuant to (i), (ii) or (iv) or adversely affect the status of the Trust REMIC as a REMIC or the status of the Grantor Trust as a Grantor Trust (under the Grantor Trust Provisions).

            The Agreement may also be amended from time to time by the Depositor, the Servicer, the Trustee and the Fiscal Agent with the consent of Certificateholders evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on or with respect to the Mortgage Loan are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate; (ii) adversely affect in any material respect the interests of the Holders of a Class of the Certificates in a manner other than as set forth in (i) above without the consent of the Certificateholders of such Class evidencing, in the aggregate, not less than 100% of the Voting Rights of the Certificates of such Class, (iii) reduce the aforesaid percentages of the Certificates, the Holders of which are required to consent to any such amendment without the consent of 100% of the Certificateholders of the affected Class, (iv) alter the obligations of the Servicer to make an Advance or alter the servicing standards set forth in the Agreement, or (v) amend any provisions of the Agreement relating to the administration of the Trust REMIC as a REMIC without the consent of the Class R Certificateholders.

            The respective obligations and responsibilities of the Servicer, the Depositor, the Paying Agent, the Trustee and the Fiscal Agent created under the Agreement (other than the obligation of the Trustee or its designated paying agent to make certain payments to Certificateholders after the Final Distribution Date) shall terminate upon the last action required to be taken by the Trustee or its designated paying agent on the Final Distribution Date pursuant to Article X of the Agreement upon the later of (i) the final payment on the Mortgage Loan or (ii) the liquidation of the Foreclosed Property; provided, however, that in no event shall the trust created pursuant to the terms of the Agreement continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

            THIS CERTIFICATE AND THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            Unless the certificate of authentication hereon has been executed by the Trustee or by its designated Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Class D Certificate to be duly executed.

                                          LASALLE NATIONAL BANK, as
                                          Trustee

                                          By:______________________________
                                             Name:
                                             Title:

Dated:  ___________ ___, 199__


                          CERTIFICATE OF AUTHENTICATION

      THIS IS ONE OF THE CLASS D CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED AGREEMENT.

                                          LASALLE NATIONAL BANK, as
                                          Authenticating Agent

                                          By:  _________________________
                                                Authorized Signatory

                               FORM OF ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)


________________________________________________________________________________
the undivided interest in the Trust Fund evidenced by the within Certificate, and all rights thereunder, and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register.

I further direct the Trustee to issue a new Certificate of the same Class and of a like Certificate Principal Balance and undivided interest in the Trust Fund to the above-named assignee and to deliver such certificate to the following address
________________________________________________________________________________


Date:________________________             ______________________________________
                                          Signature by or on behalf of
                                          assignor (signature must be
                                          signed as registered)

(PLEASE INSERT SOCIAL SECURITY* OR U.S. TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)


_____________________________

_____________________________

                                                          (Signature Guaranteed)

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                                                       EXHIBIT E

                          FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN POTOMAC GURNEE FINANCE CORP., THE SERVICER, THE TRUSTEE OR THE FISCAL AGENT REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOAN IS GUARANTEED OR INSURED BY POTOMAC GURNEE FINANCE CORP. OR BY ANY OF ITS AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON OR ENTITY.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT OR LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE TRUST AND SERVICING AGREEMENT REFERRED TO HEREIN.

EITHER (i) THE HOLDER OF THIS CERTIFICATE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE FUNDS APPLIED TO THE PURCHASE OF THIS CERTIFICATE DO NOT INCLUDE THE "PLAN ASSETS" OF ANY SUCH PLAN OR (ii) THE PURCHASE OF THIS CERTIFICATE BY THE HOLDER WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

ANY SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE TO THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE AGREEMENT AND

ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT EITHER
(A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE OR (D) ANY OTHER ENTITY DESIGNATED A "DISQUALIFIED ORGANIZATION" BY RELEVANT LEGISLATION AMENDING THE REMIC PROVISIONS AND IN EFFECT AT OR PROPOSED TO BE EFFECTIVE AS OF THE TIME OF DETERMINATION (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), (3) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (4) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF SUCH TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR TO ANY OTHER PROHIBITED TRANSFEREE AS PROVIDED IN THE AGREEMENT, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. THE HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                          POTOMAC GURNEE FINANCE CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                   POTOMAC GURNEE FINANCE CORP., as Depositor

      evidencing a percentage beneficial interest in all distributions allocable to the Class R Certificate with respect to a Trust Fund consisting primarily of a single mortgage loan with an initial principal balance of approximately $284,000,000 ("the Deed of Trust Loan"), secured by two cross-collateralized, cross-defaulted first priority liens on substantially all of the properties known as

      Potomac Mills, a value-oriented, super-regional shopping mall located in Dale City, Virginia and Gurnee Mills, a value-oriented, super-regional shopping mall located in Gurnee, Illinois.


CERTIFICATE NUMBER:

DATE OF TRUST AND
SERVICING AGREEMENT:
December 1, 1996

FIRST DISTRIBUTION DATE:
January 21, 1997

            THIS CERTIFIES THAT ________________________________ is the
registered owner of a beneficial interest in certain monthly distributions with respect to a Deed of Trust Loan (the "Deed of Trust Loan") in an initial principal balance of $284,000,000 secured by two cross-collateralized, cross-defaulted first priority liens on substantially all of the properties known as Potomac Mills, a value-oriented, super-regional shopping mall located in Dale City, Virginia, and Gurnee Mills, a value-oriented, super-regional shopping mall located in Gurnee, Illinois. The Trust Fund was created pursuant to a Trust and Servicing Agreement, dated as specified above (the "Agreement"), among the Depositor, AMRESCO Management, Inc. as servicer (the "Servicer"), LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

            This Certificate is one of a duly authorized issue of Certificates, designated as Potomac Gurnee Finance Corp., Commercial Deed of Trust Pass-Through Certificates, Class A (the "Class A Certificates"), Class
B (the "Class B Certificates"), Class C (the "Class C Certificates"), Class D (the "Class D Certificates"), and Class R (the "Class R Certificates" and together with the Class A, Class B, Class C and Class D Certificates, the "Certificates"), and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Class R Certificates are subordinate to each Class of Regular Certificates in right of payment, the Class D Certificates are subordinate to the Class C, Class B and Class A Certificates in right of payment, the Class C Certificates are subordinate to the Class B and Class A Certificates in right of payment and the Class B Certificates are subordinate to the Class A Certificates in right of payment, each to the extent described in the Agreement, and subject to the right of the Mortgagors to designate the Class of Offered Certificates to which Optional Principal Payments shall be applied.

            The Class R Certificate has no interest rate or principal balance. Pursuant to the terms of the Agreement, the Trustee or its designated paying agent will distribute from funds in the Certificate Account on the 20th day of each month or, if such 20th day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), after the Certificate Principal Balance of each of the Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates have been reduced to zero and the Holders of each of the Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates have received all amounts payable to them under the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs, an amount equal to the balance, if any, of the Available Distribution Amount for such Distribution Date.

            The final distribution on this Certificate will be made after due notice by the Trustee or its designated paying agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

            The Depositor intends to cause an election to be made to treat certain assets in the Trust Fund as a real estate mortgage investment conduit ("REMIC"). The Class A Certificates, Class B Certificates, Class C Certificates and Class D

Certificates will constitute, in part, beneficial interests in the "regular interests" in the REMIC and the Class R Certificates will constitute the "residual interest" in the REMIC.

            The Trustee will cause to be kept at the Corporate Trust Office or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of the Certificates and of transfers and exchanges of the Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purposes, the Trustee or a designated Authenticating Agent will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication.

            No service charge will be made for any transfer or exchange of the Certificate, but the Trustee or its designated agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to the due presentation of a Certificate for registration of transfer, the Depositor, the Servicer and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, nor the Servicer nor the Trustee will be affected by notice to the contrary.

            No transfer of the Class R Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made pursuant to an effective registration statement under said Act or laws. The Certificate Registrar or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor and the Certificate Registrar that such transfer is exempt (describing the applicable exemption and the basis therefor) from the registration requirements of the Securities

Act of 1933, as amended, and from any applicable securities statute of any state, and the transferee shall execute an investment letter and an affidavit in the respective forms described by the Agreement.

            The Agreement may be amended from time to time by the Depositor, the Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein,
(iii) to maintain the qualification of the Trust REMIC as a REMIC or to maintain the qualification of the Grantor Trust as a Grantor Trust (under the Grantor Trust Provisions), or (iv) to make any other provisions with respect to matters or questions arising under the Agreement, provided that such action shall not adversely affect in any material respect the interests of any Holder without the consent of each Holder adversely affected thereby in the case of an amendment pursuant to (i), (ii) or (iv) or adversely affect that status of the Trust REMIC as a REMIC or the status of the Grantor Trust as a Grantor Trust (under the Grantor Trust Provisions).

            The Agreement may also be amended from time to time by the Depositor, the Servicer, the Trustee and the Fiscal Agent with the consent of Certificateholders evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on or with respect to the Deed of Trust Loan are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate; (ii) adversely affect in any material respect the interests of the Holders of a Class of the Certificates in a manner other than as set forth in (i) above without the consent of the Certificateholders of such Class evidencing, in the aggregate, not less than 100% of the Voting Rights of the Certificates of such Class, (iii) reduce the aforesaid percentages of the Certificates, the Holders of which are required to consent to any such amendment without the consent of

100% of the Certificateholders of the affected Class, (iv) alter the obligations of the Servicer to make an Advance or alter the servicing standards set forth in the Agreement, or (v) amend any provisions of the Agreement relating to the administration of the Trust REMIC as a REMIC without the consent of the Class R Certificateholders.

            The respective obligations and responsibilities of the Servicer, the Depositor, the Paying Agent, the Trustee and the Fiscal Agent created under the Agreement (other than the obligation of the Trustee or its designated paying agent to make certain payments to Certificateholders after the Final Distribution Date) shall terminate upon the last action required to be taken by the Trustee or its designated paying agent on the Final Distribution Date pursuant to Article X of the Agreement upon the later of (i) the final payment on the Deed of Trust Loan or (ii) the liquidation of the Foreclosed Property; provided, however, that in no event shall the trust created pursuant to the terms of the Agreement continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

            THIS CERTIFICATE AND THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            Unless the certificate of authentication hereon has been executed by the Trustee or by its designated Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Class R Certificate to be duly executed.

                                          LASALLE NATIONAL BANK, as
                                          Trustee

                                          By:___________________________
                                             Name:
                                             Title:

Dated:  ____________ ___, 199___


                          CERTIFICATE OF AUTHENTICATION

      THIS IS ONE OF THE CLASS R CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED AGREEMENT.

                                          LASALLE NATIONAL BANK, as
                                          Authenticating Agent

                                          By: _________________________
                                                Authorized Signatory

                               FORM OF ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)


________________________________________________________________________________
the undivided interest in the Trust Fund evidenced by the within Certificate, and all rights thereunder, and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register.

I further direct the Trustee to issue a new Certificate of the same Class and undivided interest in the Trust Fund to the above-named assignee and to deliver such Certificate to the following address
________________________________________________________________________________


Date:________________________             ______________________________________
                                          Signature by or on behalf of
                                          assignor (signature must be
                                          signed as registered)

(PLEASE INSERT SOCIAL SECURITY* OR U.S. TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)


_____________________________

_____________________________

                                                          (Signature Guaranteed)

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                    EXHIBIT F

                    "QUALIFIED INSTITUTIONAL BUYER" RULE 144A
                              REPRESENTATION LETTER

                  Description of Certificate, including number:

                    POTOMAC GURNEE FINANCE CORP., COMMERCIAL
                       MORTGAGE PASS-THROUGH CERTIFICATES

            1. The undersigned transferee (the "Buyer") warrants and represents to, and covenants with, the Trustee and the Trust Fund as follows:

                  a. The Buyer understands that the Certificates have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state.

                  b. The Buyer is acquiring the Certificates for investment for its own account only and not for any other person.

                  c. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Certificates.

                  d. The Buyer has been furnished with all information regarding the Certificates that it has requested from the Trustee or the Trust Fund.

                  e. Neither the Buyer nor anyone acting on its behalf has
            offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the 1933 Act or that would render the disposition of the Certificates a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Certificates.

                  f. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale of it is being made in reliance on Rule 144A. The Buyer is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, understands that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            2. With respect to the Class B, Class C or Class D Certificates, either (a) the Buyer warrants and represents to, and covenants with, the Trustee and the Trust Fund that the Buyer is not, and is not purchasing directly or indirectly on behalf of, a "benefit plan investor" (within the meaning of Department of Labor Regulation 29 C.F.R. ss. 2510.3-101) or (b) the Buyer has furnished the Certificate Registrar with an Opinion of Counsel to the effect that registration or transfer of any Certificates to any such benefit plan investor, or to any Person acting on behalf of such an investor would not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

            3. If the Buyer is requesting that the Certificates being acquired by it be registered in the name of a nominee on its behalf, the name of such nominee is set forth below, and the Buyer has caused the form of Nominee Acknowledgment, below, to be completed.

            Name of Nominee, if any:

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


                                                ________________________
                                                Print Name of Buyer


                                                By: ____________________
                                                    Name:
                                                    Title:


                                                Date: __________________

                                                Taxpayer Identification:


                                                No._____________________


                             Nominee Acknowledgement

            The undersigned as nominee for the Buyer referred to above does hereby acknowledge and agree that Certificates being registered in its name pursuant to the foregoing letter are and will be held by it solely for the account of such Buyer and for no one else.


                                                ________________________
                                                       Nominee

                                                            ANNEX 1 TO EXHIBIT F

             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER RULE 144A

            [For Buyers Other Than Registered Investment Companies]

            The Undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Buyer owned and/or invested on a discretionary basis $_________ (1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

            --- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

            --- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State,

--------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                  territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            --- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 demonstrated in its latest annual financial statements a copy of which is attached hereto.

            ---   Broker-dealer. Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934, as amended.

            --- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

            --- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentally of the State or its political subdivisions, for the benefit of its employees.

            --- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee

                  Retirement Income Security Act of 1974, as amended.

            --- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            --- Small Business Investment Company. The Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

            --- Business Development Company. The Buyer is a business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940.

            --- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R. 10 (Keogh) plan.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause

(ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the Seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A

                  Will the Buyer be purchasing the Rule 144A
                  securities
____    ____      only for the Buyer's own account?
Yes     No

            6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

            7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Certificates will constitute a reaffirmation of this certification as of the date of each purchase. In addition, if the Buyer is a bank or savings and loan as provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                                _________________________
                                                Print Name of Buyer


                                                By: _____________________
                                                    Name:
                                                    Title:


                                                Date: ___________________

                                                            ANNEX 2 TO EXHIBIT F

              QUALIFIED INSTITUTIONAL BUYER STATUS UNDER RULE 144A

                [Buyers That Are Registered Investment companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, or Senior Vice President of the Buyer or, if the buyer is a"qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144") under the Securities Act of 1933, as amended, because Buyer is part of a Family of Investment Companies (as defined below), is an officer of the related investment adviser (the "Adviser").

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as defined in Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and
(ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the costs of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

            --- The Buyer owned $________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            --- The Buyer is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are a part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed on the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer' sown account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the "Qualified Institutional Buyer" Rule 144A Representation Letter to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                _________________________
                                                Print Name of Buyer

                                                By: _____________________
                                                    Name:
                                                    Title:


                                                Date: ___________________

                                                                       EXHIBIT G

                  CLASS R AFFIDAVIT PURSUANT TO SECTION 860E(e)
                      OF THE INTERNAL REVENUE CODE OF 1986

Re:   Potomac Gurnee Finance Corp., Commercial
      Mortgage Pass-Through Certificates

STATE OF          )
                  ) ss.:
COUNTY OF         )

      I, _____________________, under penalties of perjury, declare that, to the best of my knowledge and belief, the following representations are true and, being first sworn, I depose and say:

      1. I am the _________________ of ____________________ (the "Investor"),
whose taxpayer identification number is _______________, on behalf of which entity I have the authority to make this affidavit.

      2. The Investor is acquiring a ____% Percentage Interest in the Class R Certificates. The Class R Certificates represent an interest in a portion of the Trust Fund established by Potomac Gurnee Finance Corp. (the "Depositor") and in which the Depositor's Commercial Mortgage Pass-Through
Certificates represent a beneficial ownership interest. A real estate mortgage investment conduit ("REMIC") election has been made for certain assets of the Trust Fund under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

      3. No purpose of the acquisition of the Class R Certificates by the Investor is to avoid or impede the assessment or collection of federal income tax.

      4. The Investor is not a "Disqualified Organization" (as defined below) and is not acquiring the Class R Certificates for the account of, or as agent or nominee of, or with a view to the transfer of direct or indirect record or beneficial ownership to, a Disqualified Organization. For the purposes hereof, a Disqualified Organization is any of the following: (i) the United States, any State or political sub-division thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a Farmer's Cooperative as defined in Section 521 of the Code) that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of Section 511 of the Code); (iii) any rural telephone or electrical service cooperative described in Section 1381(a)(2)(C) of the Code or (iv) any other entity designated as a Disqualified Organization by relevant legislation amending the REMIC Provisions and in effect at or proposed to be effective as of the time of the determination.

      5. The Investor acknowledges that Section 860E(e) of the Code imposes a substantial tax on the transferor or, in certain circumstances, on an agent for the transferee, with respect to any transfer of any interest in any Class R Certificates to a Disqualified Organization.

      6. The Investor is a "U.S. Person" as that term is defined in the Transferee's Letter of even date herewith, and the Investor is the beneficial owner of the Class R Certificates, and is not holding the Class R Certificates as nominee for any other person.

      7. The following information of the Investor is true and correct:
Address:______________________________________________; contact for tax matters
____________________________; phone number ____________________; form of organization of Investor ________________________; and acquisition date
__________________.

      8. Capitalized terms used herein without definition shall have the meanings assigned such terms in the Trust and Servicing Agreement dated as of December 1, 1996 among the Depositor, AMRESCO Management, Inc., as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent.

      IN WITNESS WHEREOF, the Investor has caused this instrument to be duly executed on its behalf, by its ____________________ and its seal to be hereunto attached, this ______ day of _______________, _____.


                                          [Name of Investor]

                                          By: __________________________
                                              Name:
                                              Title:


      Personally appeared before me ____________________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ____________________ of the Investor, and acknowledged to me that he executed the same as his free act and deed and as the free act and deed of the Investor.

Subscribed and sworn before me
this ____ day of _______________, ______


________________________________
Notary Public

My commission expires the _____ day
of ___________________, _____.

                                                                       EXHIBIT H

                              TRANSFEREE'S LETTER

                                                            [DATE]

Potomac Gurnee Finance Corp.
1300 Wilson Boulevard, Suite 400
Arlington, Virginia 22209

LaSalle National Bank
135 South LaSalle Street, Suite 1740
Chicago, Illinois 60674-4107

Ladies and Gentlemen:

            We propose to purchase a ____% Percentage Interest in the Class R Certificates issued under the Trust and Servicing Agreement, dated as of December 1, 1996 (the "Trust and Servicing Agreement"), among Potomac Gurnee Finance Corp., as Depositor, AMRESCO Management, Inc., as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust and Servicing Agreement. We are delivering this letter pursuant to Section 5.02(d) of the Trust and Servicing Agreement.

            1. We certify that on the date hereof we have simultaneously herewith delivered to you an affidavit certifying, among other things, that (i) we are not a Disqualified Organization and (ii) we are not purchasing such Class R Certificates on behalf of a Disqualified Organization. We understand that any breach by us of this certification may cause us to be liable for a tax imposed upon transfers to Disqualified Organizations.

            2. We acknowledge that we will be the beneficial owner of the Class R Certificates and that the Class R Certificates will be registered in our name and not in the name of a nominee.

            3. We certify that no purpose of our purchase of the Class R Certificates is to avoid or impede the assessment or collection of tax.

            4. We represent that:

                  (a) We understand that the Class R Certificates represent, for federal income tax purposes, a "residual interest" in a "real estate mortgage investment conduit" under the Internal Revenue Code of 1986, as amended (the "Code");

                  (b) We understand that as the holder of the Class R Certificates we will be required to take into account, in determining our taxable income, our pro rata percentage interest of the taxable income of the Trust REMIC in accordance with all applicable provisions of the Code.

                  (c) We understand that we may incur tax liabilities in excess of any cash flows generated by the Class R Certificates and we intend to pay taxes associated with holding the Class R Certificates as they become due.

            5. We understand that if, notwithstanding the transfer restrictions, the Class R Certificates are in fact transferred to a Disqualified Organization, a tax may be imposed on the transferor of the Class R Certificates. We agree that any breach by us of these representations shall render such transfer of the Class R Certificates by us absolutely null and void and shall cause no rights in the Class R Certificates to vest in the transferee.

            6. The sale to us and our purchase of the Class R Certificates constitutes a sale for tax and all other purposes and each party thereto has received due and adequate consideration. In our view, the transaction represents fair value, representing the results of arm's-length negotiations and taking into account our analysis of the tax and other consequences of investment in the Class R Certificates.

            7. We expect that the purchase of the Class R Certificates, together with the receipt of the price, if any, therefor will be economically neutral or profitable to us overall, after all related expenses (including taxes) have been paid and based on conservative assumptions with respect to discount rates, prepayments and other factors necessary to evaluate profitability.

            8. We are a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income. We are duly organized and validly existing under the jurisdiction of our organization. We are neither bankrupt nor insolvent nor do we have reason to believe that we will become bankrupt or insolvent. We have conducted and are conducting our business so as to comply in all material respects with all applicable statutes and regulations. The person executing and delivering this letter on our behalf is duly authorized to do so, the execution and delivery by us of this letter and the consummation of the transaction on the terms set forth herein are within our corporate power and, upon such execution and delivery, this letter will constitute our legal, valid and binding obligation, enforceable against us in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

            9. Neither the execution and delivery by us of this letter, nor the compliance by us with the provisions hereof, nor the consummation by us of the transactions as set forth herein, will (i) conflict with or result in a breach of, or constitute a default or result in the acceleration of any obligation under, our articles or by-laws or after giving effect to the consents or the taking of the actions contemplated by clause (ii) of this subparagraph, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on us or our properties, or any of the provisions of any indenture or mortgage or any other contract or instrument to which we are a party or by which we or any of our properties is bound, or (ii) require the consent of or notice to or any filing with, any person, entity or governmental body, which has not been obtained or made by us.

            10. We anticipate being a profit-making entity on an ongoing basis.

            11. We have filed all required federal and state income tax returns and have paid all federal and state income taxes due; we intend to file and pay all such returns and taxes in the future.

            12. We agree that in the event that at some future time we wish to transfer the Class R Certificates, we will transfer the Class R Certificates only to a transferee that:

                  (i) is not a Disqualified Organization and is not purchasing such Class R Certificates on behalf of a Disqualified Organization, and

                  (ii) has delivered to the Certificate Registrar a transferee letter in the form of Exhibit H to the Trust and Servicing Agreement and an affidavit in the form of Exhibit G to the Trust and Servicing Agreement and, if requested by the Certificate Registrar, an opinion of counsel (in form acceptable to the Certificate Registrar), that the proposed transfer will not cause the Class R Certificates to be held by a Disqualified Organization.

            13. We are knowledgeable and experienced in financial, business and tax matters generally and, in particular, with respect to the investment risks and tax consequences of REMIC residuals that provide little or no cash flow and are capable of evaluating the merits and risks of an investment in the Class R Certificates; we are able to bear the economic risks of an investment in the Class R Certificates.

            14. In addition, we acknowledge that the Certificate Registrar will not register the transfer of the Class R Certificates to a transferee that is a non-U.S. Person.

            15. We are acquiring the Class R Certificates for our own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of our property shall at all times be and remain within our control.

            16. We will comply with all applicable federal and state securities laws in connection with any subsequent resale by us of the Class R Certificates.

            17. We understand that none of the Depositor, CS First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith, the Servicer, the Trustee or the Fiscal Agent is required to register the Class R Certificates under the Securities Act of 1933.

            18. We are either not a plan that is subject to the Department of Labor regulation set forth in 29 C.F.R. Section 2510.3-101 or we have provided to LaSalle National Bank, as Certificate Registrar, an Opinion of Counsel as described in Section 5.02(c)(ii) of the Trust and Servicing Agreement.

            19. "U.S. Person" shall mean a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

            20. We hereby designate the Trustee as our fiduciary to perform the duties of the Tax Matters Person for the Trust REMIC.

                                          Very truly yours,

                                          [Name of Transferee]


                                          By: _________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT I

                              FORM OF TRUST RECEIPT

                                                                          [Date]

LaSalle National Bank
135 South LaSalle Street, Suite 1740
Chicago, Illinois 60674-4107

Attention:

Re:   Potomac Gurnee Finance Corp., Commercial
      Mortgage Pass-Through Certificates

Ladies and Gentlemen:

      In connection with the administration of the Mortgage Loan held by you as Trustee under the Trust and Servicing Agreement dated as of December 1, 1996 among Potomac Gurnee Finance Corp., as Depositor, AMRESCO Management, Inc., as Servicer, LaSalle National Bank, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent (the "Agreement"), the undersigned, as Servicer under the Agreement, requests the release, and acknowledges receipt, of the portion of the Mortgage File held by you as Trustee relating to the Turst Property for the reason indicated below.

REASON FOR REQUESTING DOCUMENTS:

_____ 1. Required for foreclosure or servicing.

Items requested:_________________________________________________

Upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

____________________________,       DOCUMENTS RETURNED TO TRUSTEE
as Servicer

By:_________________________        By:___________________________
   Name:                               Name:

   Title:                              Title:

Date:_______________________        Date:_________________________

                                                                       EXHIBIT J

                           [Intentionally left blank]

                                                                       EXHIBIT K

                          POTOMAC GURNEE FINANCE CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                           SERVICER REMITTANCE REPORT

                                                      [Date]
                                   Component A   Component B    Component C    Component D       Total
1.    Principal

  a)  Beginning Scheduled Balance      $[    ]       $[    ]        $[    ]        $[    ]      $[    ]
  b)  Ending Scheduled Balance          [    ]        [    ]         [    ]         [    ]       [    ]
  c)  Scheduled Principal Payments      [    ]        [    ]         [    ]         [    ]       [    ]
  d)  Unscheduled Payments              [    ]        [    ]         [    ]         [    ]       [    ]
  e)  Balloon Payments                  [    ]        [    ]         [    ]         [    ]       [    ]
  f)  Net Liquidation Proceeds          [    ]        [    ]         [    ]         [    ]       [    ]
  g)  Principal Prepayments             [    ]        [    ]         [    ]         [    ]       [    ]

2.    Interest

  a)  Scheduled Interest Payments       [    ]        [    ]         [    ]         [    ]       [    ]
  b)  Additional Interest               [    ]        [    ]         [    ]         [    ]       [    ]
  c)  Unpaid Additional Interest        [    ]        [    ]         [    ]         [    ]       [    ]
       Shortfalls
  d)  Default Rate Interest             [    ]        [    ]         [    ]         [    ]       [    ]
  e)  Interest on P&I Advance           [    ]        [    ]         [    ]         [    ]       [    ]

3.    Prepayment Premiums

4.    Principal and Interest Advance

  a)  By the Servicer                   [    ]        [    ]         [    ]         [    ]       [    ]
  b)  By the Trustee                    [    ]        [    ]         [    ]         [    ]       [    ]

5.    Servicing Compensation

  a)  Servicer Fees                     [    ]        [    ]         [    ]         [    ]       [    ]
  b)  Trustee Fees                      [    ]        [    ]         [    ]         [    ]       [    ]
  c)  Special Servicer Fees             [    ]        [    ]         [    ]         [    ]       [    ]
  d)  Liquidation Fees                  [    ]        [    ]         [    ]         [    ]       [    ]
  e)  Modification Fees                 [    ]        [    ]         [    ]         [    ]       [    ]
  f)  Late Charges                      [    ]        [    ]         [    ]         [    ]       [    ]
  g)  Other Mortgagor Fees              [    ]        [    ]         [    ]         [    ]       [    ]

6.    Net Available Distribution       $[    ]       $[    ]        $[    ]        $[    ]      $[    ]
       Amount

7.    Principal Balance and Number of
       Loans

  a)  Mortgage Loan Principal           [    ]        [    ]         [    ]         [    ]       [    ]
       Balance
                                                                                    [    ]       [    ]
  b)  Default Mortgage Loans
      1)   Number of Loans              [    ]        [    ]         [    ]         [    ]       [    ]
      2)   Principal Balance            [    ]        [    ]         [    ]         [    ]       [    ]

  c)  Foreclosed Mortgage Loans
      1)   Number of Loans              [    ]        [    ]         [    ]         [    ]       [    ]
      2)   Principal Balance            [    ]        [    ]         [    ]         [    ]       [    ]
      3)   Book Value                   [    ]        [    ]         [    ]         [    ]       [    ]

8.    Class Percentages                 [    ]%       [    ]%        [    ]%        [    ]%      [    ]%
      Based upon Ending Scheduled
      Balances

9.    *NOI for preceding 12 months      [    ]        [    ]         [    ]         [    ]       [    ]

10.   Current Debt Service Coverage     [    ]        [    ]         [    ]         [    ]       [    ]
       Ratio

      THE INFORMATION IN THIS REMITTANCE REPORT IS TAKEN FROM RECORDS OF OR AVAILABLE TO AMRESCO MANAGEMENT, INC. AND IS BELIEVED BY AMRESCO TO BE
       CORRECT IN ALL MATERIAL RESPECTS, BUT NO REPRESENTATION OR WARRANTY
                          IS MADE WITH RESPECT THERETO.

                       Allocated Loan Amount per Property
                          Addendum to Remittance Report
                                     [Date]

                Initial Allocated Loan Amt. (Gurnee)      $[    ]
                Total Debt                                $[    ]
                % allocation                               [    ]%
                Total Adjustment                          $[    ]
                Gurnee Mills adjustment                   $[    ]
                Ending Allocated Loan Amt (Gurnee)        $[    ]

                Initial Allocated Loan Amt.               $[    ]
                (Potomac)
                Total Debt                                $[    ]
                % allocation                               [    ]%
                Total Adjustment                          $[    ]
                Gurnee Mills adjustment                   $[    ]
                Ending Allocated Loan Amt                 $[    ]
                (Potomac)

                Total Adjusted Debt                       $[    ]

                              Sub Account Balances
                          Addendum to Remittance Report
                                     [Date]
                              Balances as of [Date]


                      Basic Carrying Costs Account  [    ]
                      Debt Service Account          [    ]
                      Replacement Reserve Account   [    ]
                                                    ------
                                                            [    ]

AMRESCO MANAGEMENT, INC.
POTOMAC GURNEE FINANCE CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
COLLECTION ACCOUNT STATEMENT
FOR THE PERIOD:  [DATE] THROUGH [DATE]
ACCOUNT #

      BEGINNING BALANCE AT [DATE]                             $[    ]

      DEPOSITS

      MONTHLY PAYMENTS RECEIVED
      (A) PRINCIPAL                                 [    ]
      (B) INTEREST                                  [    ]

      LOAN LEVEL UNAPPLIED FUNDS                    [    ]

      PRINCIPAL PREPAYMENTS                         [    ]

      CURTAILMENTS                                  [    ]

      LIQUIDATION PROCEEDS                          [    ]

      CONDEMNATION PROCEEDS                         [    ]

      PREPAYMENT PREMIUMS                           [    ]

      P&I ADVANCES                                  [    ]

      LATE/ASSUMPTION FEES/OTHER FEES               [    ]

      NET INCOME                                    [    ]

      INVESTMENT LOSSES                             [    ]

      INVESTMENT EARNINGS                           [    ]

               TOTAL DEPOSITS:                                 [    ]


      WITHDRAWALS

      DISTRIBUTION WIRE                             [    ]

      TRUSTEE FEE                                   [    ]

      REVERSAL OF PAYMENT                           [    ]

      EXPENSES OF TRUST                             [    ]

      REIMBURSEMENT OF SERVICING ADVANCES           [    ]

      REIMBURSEMENT OF P&I ADVANCES                 [    ]

      MASTER SERVICING FEES                         [    ]

      WITHDRAWAL OF LATE/ASSUMPTION/OTHER FEES      [    ]

      WITHDRAWAL OF INVESTMENT EARNINGS             [    ]

               TOTAL WITHDRAWALS:                              [    ]

      ENDING BALANCE AT [DATE]                                           $[    ]
      BALANCE FROM BANK STATEMENT                                        $[    ]
      VARIANCE                                                           $[    ]

      EXPLANATION OF VARIANCE

                                                                       EXHIBIT L

                     SCHEDULE OF REQUIRED INSURANCE POLICIES


                                       K-6